UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23161

Nushares ETF Trust

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Christopher M. Rohrbacher

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: October 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Exchange-Traded
Funds
31 October
2019
Fund Name	Listing Exchange	Ticker Symbol
Nuveen ESG Emerging Markets Equity ETF	Cboe BZX Exchange, Inc.	NUEM
Nuveen ESG International Developed Markets Equity ETF	Cboe BZX Exchange, Inc.	NUDM
Nuveen ESG Large-Cap ETF	Cboe BZX Exchange, Inc.	NULC
Nuveen ESG Large-Cap Growth ETF	Cboe BZX Exchange, Inc.	NULG
Nuveen ESG Large-Cap Value ETF	Cboe BZX Exchange, Inc.	NULV
Nuveen ESG Mid-Cap Growth ETF	Cboe BZX Exchange, Inc.	NUMG
Nuveen ESG Mid-Cap Value ETF	Cboe BZX Exchange, Inc.	NUMV
Nuveen ESG Small-Cap ETF	Cboe BZX Exchange, Inc.	NUSC
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your shares.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary.
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Table
of Contents

Chair’s Letter to Shareholders
Dear Shareholders,
Financial markets have been receiving mixed messages over the past year. The global economy has bifurcated, split between a slumping manufacturing sector and a resilient consumer. Confidence has been weakened among corporate managements, who are wary of trade frictions and moderating global growth, but has remained elevated among consumers, who have benefited from tight labor markets and growing wages. As the economic cycle advances toward its later stage, corporate profits are shrinking and earnings forecasts are being downgraded. A waning growth outlook has held interest rates near historically low levels, while stock market indexes have overcome periodic volatility to touch historical highs.
While we continue to anticipate slower economic growth and increased market volatility, we note that recession fears have receded from earlier in the year. The U.S. economy held steady in the third quarter, and nearer-term economic indicators have provided upside surprises. Consumer confidence remains underpinned by low unemployment and modest wage growth. Looser financial conditions, in part driven by the Federal Reserve’s three interest rate cuts in 2019, have revived momentum in the housing market and should continue to encourage borrowing by consumers and businesses. Outside the U.S., Germany avoided a recession in the second half of 2019 and other eurozone economic indicators are pointing to stabilization and improving sentiment. Consumers in Europe and Japan, like those in the U.S., have remained supported by jobs growth and rising wages. Although the outcomes of trade, Brexit and other geopolitical concerns continue to be uncertain, some clarity on these issues could be a potential source of upside.
At Nuveen, we still see investment opportunities in the maturing economic environment, but we are taking a selective approach. If you’re concerned about where the markets are headed from here, we encourage you to work with your financial advisor to review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
December 23, 2019

Portfolio Managers’
Comments
Nuveen ESG Emerging Markets Equity ETF (NUEM)
Nuveen ESG International Developed Markets Equity ETF (NUDM)
Nuveen ESG Large-Cap ETF (NULC)
Nuveen ESG Large-Cap Growth ETF (NULG)
Nuveen ESG Large-Cap Value ETF (NULV)
Nuveen ESG Mid-Cap Growth ETF (NUMG)
Nuveen ESG Mid-Cap Value ETF (NUMV)
Nuveen ESG Small-Cap ETF (NUSC)
These Funds feature portfolio management by Teachers Advisors, LLC, an affiliate of Nuveen, LLC. Below, the Funds’ portfolio managers, Philip James (Jim) Campagna, CFA, and Lei Liao, CFA, discuss U.S. and international economic and market conditions, key investment strategies and the performance of the Funds during the twelve-month reporting period (for NULC, from the commencement of operations on June 3, 2019 through October 31, 2019). Jim and Lei have managed the Funds since their commencement of operations on December 13, 2016 (for NULG, NULV, NUMG, NUMV and NUSC), June 6, 2017 (for NUDM and NUEM) and June 3, 2019 (for NULC).
What factors affected the U.S. economy and the global stock markets during the twelve-month annual reporting period ended October 31, 2019?
The U.S. economy reached the tenth year of expansion since the previous recession ended in June 2009, marking the longest expansion in U.S. history. In the third quarter of 2019, gross domestic product (GDP) grew at an annualized rate of 2.1%, according to the “second” estimate by the Bureau of Economic Analysis. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. Growth in consumer spending and the housing sector helped offset a decline in business investment during the July to September 2019 period. By comparison, annualized GDP growth was 2.0% in the second quarter and 3.1% in the first quarter.
Consumer spending, the largest driver of the economy, remained well supported by low unemployment, wage gains and tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.6% in October 2019 from 3.8% in October 2018 and job gains averaged around 174,000 per month for the past twelve months. As the jobs market has tightened, average hourly earnings grew at an annualized rate of 3.0% in October 2019. However, falling energy prices dampened inflation over the past twelve months. The Bureau of Labor Statistics said the Consumer Price Index (CPI) increased 1.8% over the twelve-month reporting period ended October 31, 2019 before seasonal adjustment.
Low mortgage rates and low inventory drove home prices moderately higher in this reporting period, despite declining new home sales and housing starts. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 3.2% year-over-year in September 2019 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 1.5% and 2.1%, respectively.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
As data pointed to slower momentum in the overall economy, the Federal Reserve (Fed) notably shifted its stance. Although the Fed had indicated in December 2018 that there could be two more rate hikes in 2019, global growth concerns kept the central bank on the sidelines. As expected by the markets, the Fed left rates unchanged throughout the first half of 2019 while speculation increased that the Fed’s next move would be a rate cut. At the July 2019, September 2019 and October 2019 policy committee meetings, the Fed announced a 0.25% cut to its main policy rate. Markets registered disappointment with the Fed’s explanation that the rate cuts were a “mid-cycle adjustment,” rather than a prolonged easing period, and its signal that there would be no additional rate cuts in 2019. Also in the latter half of 2019, the Fed announced it would stop shrinking its bond portfolio sooner than scheduled, as well as began buying short-term Treasury bills to help money markets operate smoothly and maintain short-term borrowing rates at low levels. Fed Chairman Powell emphasized that the Treasury bill purchases were not a form of quantitative easing.
During the twelve-month reporting period, geopolitical news remained a prominent market driver. Tariff and trade policy topped the list of concerns, most prominently the U.S.-China relations. After several rounds of talks and a series of tariff increases, President Trump and President Xi agreed to another temporary trade truce in late June 2019 that halted additional tariff increases. Tensions increased markedly after the July 2019 negotiations ended without an agreement, with both China and the U.S. increasing import duties. After setting new trade meetings in September and October 2019, tariff waivers were announced on a selected group of U.S. and Chinese goods and the two sides signaled progress toward a partial trade deal. The U.S., Mexico and Canada Agreement (USMCA) trade deal replacing the North American Free Trade Agreement had yet to be ratified by the national congresses (subsequent to the close of the reporting period, the trade deal was passed by the House of Representatives), while President Trump rescinded the threat to impose tariffs on Mexico if the country didn’t take more action to curb illegal immigration. With the U.S. House of Representatives opening an impeachment inquiry into President Trump, ratification of the USMCA deal was expected to be delayed. The Trump administration delayed imposing auto tariffs on the European Union (EU), as it continued to focus more on the China trade negotiations, but duties on $7.5 billion worth of EU goods including wine and cheese went into effect in October 2019 in retaliation for a dispute over aircraft subsidies. Global manufacturing and export data continued to show evidence of trade-related slumps, which increased worries that the slowdown would spread into other segments of the global economy.
In the U.K., Prime Minister Theresa May was unable to secure a Brexit deal before the original March 29, 2019 deadline and resigned as of June 7, 2019. The EU extended the deadline to October 31, 2019, which Prime Minister May’s successor, Boris Johnson, was unable to meet after a series of political maneuvers failed to secure an approval for his exit plan. In October 2019, the EU approved a “flextension” to January 31, 2020 and a U.K. general election was scheduled for December (subsequent to the close of the reporting period, on December 19, 2019, the British Parliament passed the Brexit Bill). In Italy, investors worried about another potential budget clash between the eurosceptic coalition government and the EU. However, following the unexpected resignation of the prime minister in August 2019, the newly formed coalition government appeared to take a less antagonistic stance. Europe also contended with the “yellow vest” protests in France, immigration policy concerns, Russian sanctions and political risk in Turkey.
Elections around the world also remained a source of uncertainty. Markets continued to closely monitor the new administrations in Brazil and Mexico, as well as Argentina’s presidential election. Incumbent candidate President Macri, seen as market-friendly, suffered a surprising defeat in the August 2019 primary, and the Peronist ticket of Alberto Fernandez/Cristina Fernandez de Kirchner won as expected in the October 2019 election. Europe’s traditional centrist parties lost seats in the Parliamentary elections and populist parties saw marginal gains. The ruling parties in India and South Africa maintained their majorities, where slower economic growth could complicate their respective reform mandates.
What key strategies were used to manage the Funds during the twelve-month reporting period (for NULC, from the commencement of operations on June 3, 2019 through October 31, 2019) and how did these strategies influence performance?
The Funds employ a passive management (or “indexing”) approach, seeking to track the investment results, before fees and expenses, of their respective indexes, which are comprised solely of equity securities selected from a base index that meet certain environment, social and governance (“ESG”) criteria. ESG performance is measured on an industry-specific basis, with assessment categories varying by industry. Environmental assessment categories can include a company’s impact on climate change, natural resource use, and waste management and emission management. Social evaluation categories can include a company’s relations with employees and suppliers, product safety and sourcing practices. Governance assessment categories can include a company’s corporate gov-

ernance practices and business ethics. The ESG criteria also consider how well a company adheres to national and international laws and regulations as well as commonly accepted global norms related to ESG matters. Each index generally excludes companies with significant activities in certain controversial businesses, including those involving alcohol, tobacco, military weapons, firearms, nuclear power and gambling, among others.
Companies that meet the ESG criteria are then ranked within their respective sectors based on their ESG performance score. The highest ranked companies in each sector are identified as eligible for inclusion in each index until such point that the aggregate weight of companies in the sector reaches 50% of the market cap of such sector in the respective base index. For example, if the market capitalization of all consumer discretionary sector companies included in a base index totals $200 million, then the index would screen these consumer discretionary sector companies, rank them based on ESG performance scores, and add the highest scoring companies to the index until such point that their combined total market capitalization reaches $100 million. Companies otherwise eligible for inclusion in the index that exceed certain carbon-based ownership and emissions thresholds are excluded from the index. Once the universe of eligible index components is established, the index provider optimizes the weightings of individual components to approximate the sector weightings of the base index, within certain constraints established by the index.
You cannot invest directly in an index. Each Fund seeks to track its index by investing all, or substantially all, of its assets in the securities represented in its index in approximately the same proportions as the index. Each Fund rebalances its holdings quarterly in response to the quarterly rebalance of its index, which occurs in February, May, August and November.
NUEM seeks to track the investment results, before fees and expenses, of the TIAA ESG Emerging Markets Equity Index (the “NUEM Index”), which is comprised solely of listed equity securities issued by companies (and depositary receipts representing such securities) located in countries with emerging markets that meet certain ESG criteria. The NUEM Index selects from the securities included in the MSCI Emerging Markets Index (the “NUEM Base Index”), which currently consists of large- and mid-capitalization companies located in one of the following 24 emerging market countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates.
NUDM seeks to track the investment results, before fees and expenses, of the TIAA ESG International Developed Markets Equity Index (the “NUDM Index”), which is comprised solely of listed equity securities issued by companies (and depositary receipts representing such securities) located in countries with developed markets, excluding the United States and Canada, that meet certain ESG criteria. The NUDM Index selects from the securities included in the MSCI EAFE Index (the “NUDM Base Index”), which currently consists of large- and mid-capitalization companies located in one of the following 21 developed market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.
NULC seeks to track the investment results, before fees and expenses, of the TIAA ESG USA Large-Cap Index (the “NULC Index”), which is comprised of equity securities issued by large capitalization companies listed on U.S. exchanges that meet certain environmental, social and governance (“ESG”) criteria. The Index selects from the securities included in the MSCI USA Index (the “NULC Base Index”), which generally consists of large-and mid-capitalization U.S. equity securities that exhibit overall growth style characteristics based on five variables: long-term forward earnings per share (“EPS”) growth rate, short-term forward EPS growth rate, current internal growth rate, long-term historical EPS growth trend, and long-term historical sales per share growth trend. Securities in the Base Index are weighted based on market capitalization.
NULG seeks to track the investment results, before fees and expenses, of the TIAA ESG USA Large-Cap Growth Index (the “NULG Index”), which is comprised of equity securities issued by large-capitalization companies listed on U.S. exchanges that meet certain ESG criteria. The NULG Index selects from the securities included in the MSCI USA Growth Index (the “NULG Base Index”), which generally consists of large- and mid-capitalization U.S. equity securities that exhibit overall growth style characteristics based on five variables: long-term forward earnings per share (“EPS”) growth rate, short-term forward EPS growth rate, current internal growth rate, long-term historical EPS growth trend, and long-term historical sales per share growth trend.
NULV seeks to track the investment results, before fees and expenses, of the TIAA ESG USA Large-Cap Value Index (the “NULV Index”), which is comprised of equity securities issued by large-capitalization companies listed on U.S. exchanges that meet certain ESG

Portfolio Managers’ Comments (continued)
criteria. The NULV Index selects from the securities included in the MSCI USA Value Index (the “NULV Base Index”), which generally consists of large- and mid-capitalization U.S. equity securities that exhibit overall value style characteristics based on three variables: book value to price, twelve-month forward earnings to price and dividend yield.
NUMG seeks to track the investment results, before fees and expenses, of the TIAA ESG USA Mid-Cap Growth Index (the “NUMG Index”), which is comprised of equity securities issued by mid-capitalization companies listed on U.S. exchanges that meet certain ESG criteria. The NUMG Index selects from the securities included in the MSCI USA Mid-Cap Growth Index (the “NUMG Base Index”), which generally consists of mid-capitalization U.S. equity securities that exhibit overall growth style characteristics based on five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate, long-term historical EPS growth trend and long-term historical sales per share growth trend.
NUMV seeks to track the investment results, before fees and expenses, of the TIAA ESG USA Mid-Cap Value Index (the “NUMV Index”), which is comprised of equity securities issued by mid-capitalization companies listed on U.S. exchanges that meet certain ESG criteria. The NUMV Index selects from the securities included in the MSCI USA Mid-Cap Value Index (the “NUMV Base Index”), which generally consists of mid-capitalization U.S. equity securities that exhibit overall value style characteristics based on three variables: book value to price, twelve-month forward earnings to price and dividend yield.
NUSC seeks to track the investment results, before fees and expenses, of the TIAA ESG USA Small-Cap Index (the “NUSC Index”), which is comprised of equity securities issued by small-capitalization companies listed on U.S. exchanges that meet certain ESG criteria. The NUSC Index selects from the securities included in the MSCI USA Small Cap Index (the “NUSC Base Index”), which generally consists of equity securities that comprise the small-cap segment of the U.S. market.
MSCI Inc. (“MSCI”) is the index provider for each Index and Base Index. Each Index and Base Index are owned, calculated and controlled by MSCI, in its sole discretion. Neither the sub-adviser nor its affiliates has any discretion to select Index components or change the Index methodology. Each Index identifies equity securities from its Base Index that satisfy certain ESG criteria, based on ESG performance data collected by MSCI ESG Research, Inc. ESG performance is measured on an industry-specific basis, with assessment categories varying by industry.
During the twelve-month reporting period, global equity markets performed well. Despite a backdrop of moderating global economic growth, mixed messages from economic indicators and geopolitical tensions, the expectation and eventual follow through of monetary easing by central banks, especially in developed markets, bolstered investor appetite for equities. U.S. stocks outperformed international developed markets and emerging markets, as the U.S. economy looked comparatively strong versus the rest of the world. Within the U.S. market, large- and mid-cap growth stocks were the top performing segments, followed by large- and mid-cap value, while small-cap stocks had the smallest gain in the reporting period.
How did the Funds perform during the twelve-month reporting period and for the Nuveen ESG Large-Cap ETF since its commencement of operations on June 3, 2019 through October 31, 2019?
The tables in each Fund’s Performance Overview and Expense Ratios section of this report provides the Funds’ total return performance for the one-year and/or since inception periods through October 31, 2019. Each Fund’s total returns at net asset value (NAV) are compared with the performance of the Index, which each Fund is designed to track.
The total return for each Fund underperformed its respective Index during the respective reporting periods. The trailing performance is primarily attributable to fees and expenses. The Indexes are unmanaged and therefore their returns do not reflect any fees or expenses, which would detract from their performance. You cannot invest directly in an index.
In absolute performance terms, the seven Funds posted positive performance in the twelve-month reporting period, as did NULC during the abbreviated reporting period. NULG and NUMG had the largest absolute returns in the twelve-month reporting period, driven by the strong performance of U.S. technology stocks. The technology sector was among the top performing sectors in the U.S. market, and the two growth-oriented Funds had the largest exposures to the sector. Additionally, NULC’s largest sector allocation is also in the technology sector, which performed well during the abbreviated reporting period. The largest sector weight in the two value-oriented Funds, NULV and NUMV, was financials, which had a relatively muted gain in the twelve-month reporting period. While sector performance across the large- and mid-cap segments was largely positive on a sector-by-sector basis, small-cap sector performance was mixed, with several sectors ending the reporting period in negative territory. As a result, NUSC’s absolute performance lagged that of the other U.S. Funds. Across the market capitalization spectrum, energy was, by far, the worst performing sector in the reporting period but it is also among the smallest sector allocations in each U.S. Fund.
International (non-U.S.) developed market equities and emerging market equities also rose over the twelve-month period but by a smaller magnitude than the U.S. equity market. Equities in Japan and the U.K., which are NUDM’s largest country exposures, delivered positive performance over the reporting period, but concerns about the impacts of trade conflicts and Brexit moderated the advance. Developed market equities were led by New Zealand, the Netherlands and Italy. The bottom performers among developed markets included Norway, Austria and Israel, and NUDM holds smaller allocations to these countries. NUEM’s performance was driven by strong results from China, Taiwan and India, which are among the Fund’s largest country weightings. The weakest performing emerging markets, Argentina, Pakistan and Chile, are among the smallest exposures in NUEM. NUEM’s relative underperformance is mainly attributable to the transaction costs related to the Fund’s acquisition of emerging markets equity securities in addition to the fees and expenses incurred by the Fund that are not incurred by the NUEM Index. As NUEM increases in size, we expect a reduction in tracking error as transaction costs decline as a percentage of NUEM’s net assets.

Risk Considerations
Nuveen ESG Emerging Markets Equity ETF (NUEM)
Investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. This ETF seeks to generally track the investment results of an index; however the Fund may underperform, outperform or be more volatile than the referenced index. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. In addition, because the Index selects securities for inclusion based on environmental, social, and governance (ESG) criteria, the Fund may forgo some market opportunities available to funds that don’t use these criteria. A portfolio concentrated in a single industry sector or country may present more risk than a portfolio broadly diversified over several industries or countries. These and other risks, such as mid-cap stock risk, are described in the Fund’s prospectus.
Nuveen ESG International Developed Markets Equity ETF (NUDM)
Investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. An exchange-traded fund seeks to generally track the investment results of an index; however the Fund may underperform, outperform or be more volatile than the referenced index. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. In addition, because the Index selects securities for inclusion based on environmental, social, and governance (ESG) criteria, the Fund may forgo some market opportunities available to funds that don’t use these criteria. A portfolio concentrated in a single industry sector or country may present more risk than a portfolio broadly diversified over several industries or countries. These and other risks, such as mid-cap stock risk, are described in the Fund’s prospectus.
Nuveen ESG Large-Cap ETF (NULC)
Investing involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. This ETF seeks to generally track the investment results of an index; however the Fund may underperform, outperform or be more volatile than the referenced index. In addition, because the Index selects securities for inclusion based on environmental, social, and governance (ESG) criteria, the Fund may forgo some market opportunities available to funds that don't use these criteria. The value of equity securities may decline significantly over short or extended periods of time. Because it invests primarily in large-capitalization stocks, the Fund may underperform funds that invest primarily in stocks of smaller capitalization companies during periods when the stocks of such companies are in favor. These and other risk considerations are described in detail in the Fund's prospectus.
Nuveen ESG Large-Cap Growth ETF (NULG)
Investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. This ETF seeks to generally track the investment results of an index; however the Fund may underperform, outperform or be more volatile than the referenced index. In addition, because the Index selects securities for inclusion based on environmental, social, and governance (ESG) criteria, the Fund may forgo some market opportunities available to funds that don’t use these criteria. The value of equity securities may decline significantly over short or extended periods of time. Growth stocks tend to be more volatile and can experience sharp price declines. Because it invests primarily in large-capitalization stocks, the Fund may underperform funds that invest primarily in stocks of smaller capitalization companies during periods when the stocks of such companies are in favor. These and other risk considerations are described in detail in the Fund’s prospectus.

Nuveen ESG Large-Cap Value ETF (NULV)
Investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. This ETF seeks to generally track the investment results of an index; however the Fund may underperform, outperform or be more volatile than the referenced index. In addition, because the Index selects securities for inclusion based on environmental, social, and governance (ESG) criteria, the Fund may forgo some market opportunities available to funds that don’t use these criteria. The value of equity securities may decline significantly over short or extended periods of time. Value stocks may not be fully recognized by the market and be undervalued. Because it invests primarily in large-capitalization stocks, the Fund may underperform funds that invest primarily in stocks of smaller capitalization companies during periods when the stocks of such companies are in favor. These and other risk considerations are described in detail in the Fund’s prospectus.
Nuveen ESG Mid-Cap Growth ETF (NUMG)
Investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. This ETF seeks to generally track the investment results of an index; however the Fund may underperform, outperform or be more volatile than the referenced index. In addition, because the Index selects securities for inclusion based on environmental, social, and governance (ESG) criteria, the Fund may forgo some market opportunities available to funds that don’t use these criteria. The value of equity securities may decline significantly over short or extended periods of time. Because it invests primarily in mid-capitalization stocks, the Fund may be subject to greater volatility than those that invest in larger companies, but may be less volatile than investments in smaller companies. Growth stocks tend to be more volatile and can experience sharp price declines. These and other risk considerations are described in detail in the Fund’s prospectus.
Nuveen ESG Mid-Cap Value ETF (NUMV)
Investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. This ETF seeks to generally track the investment results of an index; however the Fund may underperform, outperform or be more volatile than the referenced index. In addition, because the Index selects securities for inclusion based on environmental, social, and governance (ESG) criteria, the Fund may forgo some market opportunities available to funds that don’t use these criteria. The value of equity securities may decline significantly over short or extended periods of time. Value stocks may not be fully recognized by the market and be undervalued. Because it invests primarily in mid-capitalization stocks, the Fund may be subject to greater volatility than those that invest in larger companies, but may be less volatile than investments in smaller companies. These and other risk considerations are described in detail in the Fund’s prospectus.
Nuveen ESG Small-Cap ETF (NUSC)
Investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. This ETF seeks to generally track the investment results of an index; however the Fund may underperform, outperform or be more volatile than the referenced index. In addition, because the Index selects securities for inclusion based on environmental, social, and governance (ESG) criteria, the Fund may forgo some market opportunities available to funds that don’t use these criteria. The value of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. These and other risk considerations are described in detail in the Fund’s prospectus.

Fund Performance and Expense Ratios
The Fund Performance and Expense Ratio for each Fund are shown within this section of the report.
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are sold, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns assume reinvestment of dividends and capital gains. Market price returns are based on the closing market price as of the end of the reporting period. For performance current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.
The expense ratio represents each Fund's total operating expenses as reflected in each Fund's most recent prospectus. The expense ratios shown include the management fees and other applicable fees and expenses paid by the Fund.

Nuveen ESG Emerging Markets Equity ETF (NUEM)
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of October 31, 2019
	Average Annual
	1-Year	Since Inception
NUEM at NAV	9.68%	2.17%
NUEM at Market Price	9.70%	2.39%
TIAA ESG Emerging Markets Equity Index	10.46%	2.89%
MSCI Emerging Markets Index	11.86%	3.72%
Average Annual Total Returns as of September 30, 2019 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	Since Inception
NUEM at NAV	(3.77)%	0.68%
NUEM at Market Price	(3.10)%	1.07%
Since inception returns are from 6/6/17. Indexes are not available for direct investment.
Expense Ratio as of Most Recent Prospectus

Expense Ratio	0.45%

Growth of an Assumed $10,000 Investment as of October 31, 2019
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance and Expense Ratios (continued)
Nuveen ESG International Developed Markets Equity ETF (NUDM)
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of October 31, 2019
	Average Annual
	1-Year	Since Inception
NUDM at NAV	13.71%	4.31%
NUDM at Market Price	14.10%	4.49%
TIAA ESG International Developed Markets Equity Index	14.02%	4.59%
MSCI EAFE Index	11.04%	3.89%
Average Annual Total Returns as of September 30, 2019 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	Since Inception
NUDM at NAV	0.16%	2.62%
NUDM at Market Price	0.74%	2.92%
Since inception returns are from 6/6/17. Indexes are not available for direct investment.
Expense Ratio as of Most Recent Prospectus

Expense Ratio	0.40%

Growth of an Assumed $10,000 Investment as of October 31, 2019
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen ESG Large-Cap ETF (NULC)
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of October 31, 2019
Cumulative
Since Inception
NULC at NAV	12.22%
NULC at Market Price	12.14%
TIAA ESG USA Large-Cap Index	12.32%
MSCI USA Index	11.40%
Average Annual Total Returns as of September 30, 2019 (Most Recent Calendar Quarter)
Cumulative
Since Inception
NULC at NAV	10.15%
NULC at Market Price	10.20%
Since inception returns are from 6/3/19. Indexes are not available for direct investment.
Expense Ratio as of Most Recent Prospectus

Expense Ratio	0.20%

Growth of an Assumed $10,000 Investment as of October 31, 2019
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance and Expense Ratios (continued)
Nuveen ESG Large-Cap Growth ETF (NULG)
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of October 31, 2019
	Average Annual
	1-Year	Since Inception
NULG at NAV	19.57%	18.08%
NULG at Market Price	19.53%	18.11%
TIAA ESG USA Large-Cap Growth Index	20.03%	18.53%
MSCI USA Growth Index	17.65%	17.38%
Average Annual Total Returns as of September 30, 2019 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	Since Inception
NULG at NAV	5.82%	17.66%
NULG at Market Price	5.92%	17.71%
Since inception returns are from 12/13/16. Indexes are not available for direct investment.
Expense Ratio as of Most Recent Prospectus

Expense Ratio	0.35%

Growth of an Assumed $10,000 Investment as of October 31, 2019
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen ESG Large-Cap Value ETF (NULV)
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of October 31, 2019
	Average Annual
	1-Year	Since Inception
NULV at NAV	13.80%	10.11%
NULV at Market Price	13.59%	10.10%
TIAA ESG USA Large-Cap Value Index	14.23%	10.50%
MSCI USA Value Index	11.07%	8.27%
Average Annual Total Returns as of September 30, 2019 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	Since Inception
NULV at NAV	7.25%	10.04%
NULV at Market Price	7.17%	10.08%
Since inception returns are from 12/13/16. Indexes are not available for direct investment.
Expense Ratio as of Most Recent Prospectus

Expense Ratio	0.35%

Growth of an Assumed $10,000 Investment as of October 31, 2019
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance and Expense Ratios (continued)
Nuveen ESG Mid-Cap Growth ETF (NUMG)
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of October 31, 2019
	Average Annual
	1-Year	Since Inception
NUMG at NAV	16.93%	12.44%
NUMG at Market Price	16.41%	12.51%
TIAA ESG USA Mid-Cap Growth Index	17.43%	12.93%
MSCI USA Mid-Cap Growth Index	17.48%	12.22%
Average Annual Total Returns as of September 30, 2019 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	Since Inception
NUMG at NAV	0.53%	12.15%
NUMG at Market Price	0.51%	12.19%
Since inception returns are from 12/13/16. Indexes are not available for direct investment.
Expense Ratio as of Most Recent Prospectus

Expense Ratio	0.40%

Growth of an Assumed $10,000 Investment as of October 31, 2019
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen ESG Mid-Cap Value ETF (NUMV)
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of October 31, 2019
	Average Annual
	1-Year	Since Inception
NUMV at NAV	13.51%	7.62%
NUMV at Market Price	13.57%	7.71%
TIAA ESG USA Mid-Cap Value Index	14.00%	8.06%
MSCI USA Mid-Cap Value Index	11.08%	7.45%
Average Annual Total Returns as of September 30, 2019 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	Since Inception
NUMV at NAV	5.04%	7.19%
NUMV at Market Price	5.17%	7.26%
Since inception returns are from 12/13/16. Indexes are not available for direct investment.
Expense Ratio as of Most Recent Prospectus

Expense Ratio	0.40%

Growth of an Assumed $10,000 Investment as of October 31, 2019
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance and Expense Ratios (continued)
Nuveen ESG Small-Cap ETF (NUSC)
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of October 31, 2019
	Average Annual
	1-Year	Since Inception
NUSC at NAV	9.24%	7.89%
NUSC at Market Price	9.26%	7.95%
TIAA ESG USA Small-Cap Index	9.73%	8.36%
MSCI USA Small-Cap Index	7.88%	7.87%
Average Annual Total Returns as of September 30, 2019 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	Since Inception
NUSC at NAV	(3.76)%	7.59%
NUSC at Market Price	(3.60)%	7.65%
Since inception returns are from 12/13/16. Indexes are not available for direct investment.
Expense Ratio as of Most Recent Prospectus

Expense Ratio	0.40%

Growth of an Assumed $10,000 Investment as of October 31, 2019
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Holding Summaries    as of October 31, 2019
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Nuveen ESG Emerging Markets Equity ETF (NUEM)
Fund Allocation (% of net assets)
Common Stocks	99.9%
Corporate Bonds	0.0%
Common Stock Rights	0.0%
U.S. Government and Agency Obligations	0.2%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)
Taiwan Semiconductor Manufacturing Co Ltd	6.0%
Alibaba Group Holding Ltd, Sponsored ADR	5.6%
Tencent Holdings Ltd	5.5%
Itau Unibanco Holding SA	2.0%
Tata Consultancy Services Ltd	1.8%
Portfolio Composition (% of net assets)
Financials	22.5%
Information Technology	14.5%
Consumer Discretionary	14.3%
Materials	10.9%
Communication Services	9.7%
Industrials	8.5%
Consumer Staples	7.2%
Energy	4.2%
Utilities	3.0%
Health Care	2.6%
Real Estate	2.5%
U.S. Government and Agency Obligations	0.2%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%
Country Allocation (% of net assets)
China	33.4%
Taiwan	13.5%
Korea, Republic of	10.4%
India	9.4%
Brazil	8.0%
South Africa	4.5%
Thailand	2.9%
Mexico	2.8%
Saudi Arabia	2.5%
Malaysia	1.9%
Other	10.8%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%

Holding Summaries    as of October 31, 2019 (continued)
Nuveen ESG International Developed Markets Equity ETF (NUDM)
Fund Allocation (% of net assets)
Common Stocks	99.6%
Other Assets Less Liabilities	0.4%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)
Nestle SA	3.4%
Roche Holding AG	2.7%
AstraZeneca PLC	2.1%
Siemens AG	1.9%
Sony Corp	1.8%
Portfolio Composition (% of net assets)
Financials	18.7%
Industrials	18.3%
Consumer Discretionary	13.0%
Consumer Staples	12.1%
Health Care	9.6%
Materials	7.9%
Communication Services	6.3%
Information Technology	4.4%
Utilities	3.6%
Real Estate	3.6%
Energy	2.1%
Other Assets Less Liabilities	0.4%
Net Assets	100%
Country Allocation (% of net assets)
Japan	24.7%
United Kingdom	16.0%
France	11.5%
Germany	9.0%
Switzerland	8.9%
Australia	6.6%
Hong Kong	3.4%
Netherlands	3.4%
Sweden	2.9%
Spain	2.8%
Other	10.4%
Other Assets Less Liabilities	0.4%
Net Assets	100%

Nuveen ESG Large-Cap ETF (NULC)
Fund Allocation (% of net assets)
Common Stocks	99.7%
Other Assets Less Liabilities	0.3%
Net Assets	100%
Portfolio Composition (% of net assets)
Information Technology	22.0%
Health Care	13.3%
Financials	12.6%
Consumer Discretionary	11.4%
Communication Services	9.9%
Industrials	8.9%
Consumer Staples	7.2%
Energy	3.9%
Materials	3.8%
Real Estate	3.7%
Utilities	3.0%
Other Assets Less Liabilities	0.3%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)
Microsoft Corp	5.2%
Alphabet Inc., Class C	2.7%
Procter & Gamble Co	2.4%
Home Depot Inc	2.3%
Verizon Communications Inc	2.1%

Holding Summaries    as of October 31, 2019 (continued)
Nuveen ESG Large-Cap Growth ETF (NULG)
Fund Allocation (% of net assets)
Common Stocks	99.8%
U.S. Government and Agency Obligations	0.2%
Other Assets Less Liabilities	0.0%
Net Assets	100%
Portfolio Composition (% of net assets)
Information Technology	30.3%
Consumer Discretionary	17.9%
Industrials	13.3%
Health Care	11.5%
Communication Services	10.0%
Financials	5.5%
Consumer Staples	3.8%
Materials	3.0%
Real Estate	2.9%
Energy	1.6%
U.S. Government and Agency Obligations	0.2%
Other Assets Less Liabilities	0.0%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Microsoft Corp	8.9%
Alphabet Inc., Class C	3.9%
Home Depot Inc	3.1%
Mastercard Inc, Class A	3.0%
Alphabet Inc., Class A	3.0%

Nuveen ESG Large-Cap Value ETF (NULV)
Fund Allocation (% of net assets)
Common Stocks	99.8%
U.S. Government and Agency Obligations	0.1%
Other Assets Less Liabilities	0.1%
Net Assets	100%
Portfolio Composition (% of net assets)
Financials	22.0%
Health Care	14.9%
Consumer Staples	12.5%
Information Technology	11.5%
Communication Services	8.6%
Utilities	6.8%
Industrials	5.9%
Energy	5.6%
Real Estate	4.5%
Consumer Discretionary	3.9%
Materials	3.6%
U.S. Government and Agency Obligations	0.1%
Other Assets Less Liabilities	0.1%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Procter & Gamble Co	3.6%
Intel Corp	3.3%
Verizon Communications Inc	3.1%
Walt Disney Co	2.9%
Merck & Co Inc	2.9%

Holding Summaries    as of October 31, 2019 (continued)
Nuveen ESG Mid-Cap Growth ETF (NUMG)
Fund Allocation (% of net assets)
Common Stocks	99.9%
Other Assets Less Liabilities	0.1%
Net Assets	100%
Portfolio Composition (% of net assets)
Information Technology	23.9%
Industrials	23.0%
Health Care	18.5%
Consumer Discretionary	10.3%
Communication Services	5.9%
Materials	5.7%
Real Estate	4.6%
Financials	3.9%
Energy	1.8%
Consumer Staples	1.6%
Utilities	0.7%
Other Assets Less Liabilities	0.1%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
SBA Communications Corp	2.4%
IDEXX Laboratories Inc	2.4%
Cintas Corp	2.4%
ResMed Inc	2.4%
Ball Corp	2.2%

Nuveen ESG Mid-Cap Value ETF (NUMV)
Fund Allocation (% of net assets)
Common Stocks	99.8%
U.S. Government and Agency Obligations	0.2%
Other Assets Less Liabilities	0.0%
Net Assets	100%
Portfolio Composition (% of net assets)
Financials	21.4%
Real Estate	17.9%
Consumer Discretionary	17.4%
Information Technology	8.2%
Industrials	7.9%
Utilities	6.7%
Materials	6.2%
Consumer Staples	4.4%
Health Care	3.8%
Communication Services	3.1%
Energy	2.8%
U.S. Government and Agency Obligations	0.2%
Other Assets Less Liabilities	0.0%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Eversource Energy	2.6%
HCP Inc	2.2%
CMS Energy Corp	2.2%
Mid-America Apartment Communities Inc.	2.1%
Arch Capital Group Ltd	2.1%

Holding Summaries    as of October 31, 2019 (continued)
Nuveen ESG Small-Cap ETF (NUSC)
Fund Allocation (% of net assets)
Common Stocks	99.9%
Common Stock Rights	0.0%
U.S. Government and Agency Obligations	0.6%
Other Assets Less Liabilities	(0.5)%
Net Assets	100%
Portfolio Composition (% of net assets)
Information Technology	17.4%
Financials	15.5%
Industrials	15.1%
Health Care	12.4%
Real Estate	12.1%
Consumer Discretionary	11.7%
Materials	4.7%
Consumer Staples	3.1%
Utilities	2.8%
Energy	2.6%
Communication Services	2.5%
U.S. Government and Agency Obligations	0.6%
Other Assets Less Liabilities	(0.5)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Brown & Brown Inc	1.0%
Booz Allen Hamilton Holding Corp	1.0%
First American Financial Corp	1.0%
Starwood Property Trust Inc.	1.0%
Service Corp International/US	0.9%

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other applicable Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds. Since NULC's expense example below reflects only the first 151 days of the Fund's operations, it may not provide a meaningful understanding of the Fund's ongoing expenses.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended October 31, 2019.
The beginning of the period of NULC is June 3, 2019 (commencement of operations). The beginning of the period for NUEM, NUDM, NULG, NULV, NUMG, NUMV and NUSC is May 1, 2019.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your Fund in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen ESG Emerging Markets Equity ETF (NUEM)
Actual Performance
Beginning Account Value	$1,000.00
Ending Account Value	$ 965.50
Expenses Incurred During Period	$ 2.23
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00
Ending Account Value	$1,022.94
Expenses Incurred During the Period	$ 2.29
Expenses are equal to the Fund's annualized net expense ratio of 0.45% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Expense Examples    (continued)
Nuveen ESG International Developed Markets Equity ETF (NUDM)
Actual Performance
Beginning Account Value	$1,000.00
Ending Account Value	$1,062.10
Expenses Incurred During Period	$ 2.08
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00
Ending Account Value	$1,023.19
Expenses Incurred During the Period	$ 2.04
Expenses are equal to the Fund's annualized net expense ratio of 0.40% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Nuveen ESG Large-Cap ETF (NULC)
Actual Performance
Beginning Account Value	$1,000.00
Ending Account Value	$1,122.20
Expenses Incurred During Period	$ 0.88
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00
Ending Account Value	$1,024.20
Expenses Incurred During the Period	$ 0.84
Expenses are equal to Fund's annualized net expense ratio of 0.20% multiplied by the average account value over the period, multiplied by 151/365 (to reflect the 151 days in the period since commencement of operations).
Nuveen ESG Large-Cap Growth ETF (NULG)
Actual Performance
Beginning Account Value	$1,000.00
Ending Account Value	$1,062.60
Expenses Incurred During Period	$ 1.82
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00
Ending Account Value	$1,023.44
Expenses Incurred During the Period	$ 1.79
Expenses are equal to the Fund's annualized net expense ratio of 0.35% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen ESG Large-Cap Value ETF (NULV)
Actual Performance
Beginning Account Value	$1,000.00
Ending Account Value	$1,048.80
Expenses Incurred During Period	$ 1.81
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00
Ending Account Value	$1,023.44
Expenses Incurred During the Period	$ 1.79
Expenses are equal to the Fund's annualized net expense ratio of 0.35% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Nuveen ESG Mid-Cap Growth ETF (NUMG)
Actual Performance
Beginning Account Value	$1,000.00
Ending Account Value	$1,024.00
Expenses Incurred During Period	$ 2.04
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00
Ending Account Value	$1,023.19
Expenses Incurred During the Period	$ 2.04
Expenses are equal to the Fund's annualized net expense ratio of 0.40% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Nuveen ESG Mid-Cap Value ETF (NUMV)
Actual Performance
Beginning Account Value	$1,000.00
Ending Account Value	$1,040.70
Expenses Incurred During Period	$ 2.06
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00
Ending Account Value	$1,023.19
Expenses Incurred During the Period	$ 2.04
Expenses are equal to the Fund's annualized net expense ratio of 0.40% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Expense Examples    (continued)
Nuveen ESG Small-Cap ETF (NUSC)
Actual Performance
Beginning Account Value	$1,000.00
Ending Account Value	$ 993.00
Expenses Incurred During Period	$ 2.01
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00
Ending Account Value	$1,023.19
Expenses Incurred During the Period	$ 2.04
Expenses are equal to the Fund's annualized net expense ratio of 0.40% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees of
NuShares ETF Trust:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Nuveen ESG Emerging Markets Equity ETF, Nuveen ESG International Developed Markets Equity ETF, Nuveen ESG Large-Cap Growth ETF, Nuveen ESG Large-Cap Value ETF, Nuveen ESG Mid-Cap Growth ETF, Nuveen ESG Mid-Cap Value ETF, Nuveen ESG Small-Cap ETF and Nuveen ESG Large-Cap ETF (eight of the funds comprising NuShares ETF Trust) (the “Funds”), including the portfolios of investments, as of October 31, 2019, the related statements of operations for the year then ended (period from June 3, 2019 (commencement of operations) to October 31, 2019 for Nuveen ESG Large-Cap ETF), the statements of changes in net assets for each of the years in the two-year period then ended (period from June 3, 2019 to October 31, 2019 for Nuveen ESG Large-Cap ETF) and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the two-year period then ended and the period from June 6, 2017 (commencement of operations) to October 31, 2017 for Nuveen ESG Emerging Markets Equity ETF and Nuveen ESG International Developed Markets Equity ETF, each of the years in the two-year period then ended and the period from December 13, 2016 (commencement of operations) to October 31, 2017 for Nuveen ESG Large-Cap Growth ETF, Nuveen ESG Large-Cap Value ETF, Nuveen ESG Mid-Cap Growth ETF, Nuveen ESG Mid-Cap Value ETF and Nuveen ESG Small-Cap ETF, and the period from June 3, 2019 to October 31, 2019 for Nuveen ESG Large-Cap ETF. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2019, the results of their operations for the year then ended (period from June 3, 2019 to October 31, 2019 for Nuveen ESG Large-Cap ETF), the changes in their net assets for each of the years in the two-year period then ended (period from June 3, 2019 to October 31, 2019 for Nuveen ESG Large-Cap ETF) and the financial highlights for each of the years in the two-year period then ended and the period from June 6, 2017 to October 31, 2017 for Nuveen ESG Emerging Markets Equity ETF and Nuveen ESG International Developed Markets Equity ETF, each of the years in the two-year period then ended and the period from December 13, 2016 to October 31, 2017 for Nuveen ESG Large-Cap Growth ETF, Nuveen ESG Large-Cap Value ETF, Nuveen ESG Mid-Cap Growth ETF, Nuveen ESG Mid-Cap Value ETF and Nuveen ESG Small-Cap ETF, and the period from June 3, 2019 to October 31, 2019 for Nuveen ESG Large-Cap ETF, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation

Report of Independent Registered Public Accounting Firm (continued)
of securities owned as of October 31, 2019, by correspondence with custodians and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor of one or more Nuveen investment companies since 2014.
Chicago, Illinois
December 27, 2019

Nuveen ESG Emerging Markets Equity ETF (NUEM)
Portfolio of Investments    October 31, 2019
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.9%
	COMMON STOCKS – 99.9%
	Communication Services – 9.7%
14,332	Advanced Info Service PCL, (2)	$108,694
286,047	Axiata Group Bhd	294,365
79,720	Chunghwa Telecom Co Ltd	293,314
7,059	DiGiCom Bhd	7,940
2,469	Far EasTone Telecommunications Co Ltd	5,921
6,700	Maxis Bhd	8,643
621	MultiChoice Group, (3)	5,196
15	NCSoft Corp	6,653
69,004	Orange Polska SA, (3)	113,047
2,110	SK Telecom Co Ltd	429,816
1,839	Taiwan Mobile Co Ltd	6,857
46,767	Telefonica Brasil SA	618,372
116,252	Telekom Malaysia Bhd	104,609
75,806	Tencent Holdings Ltd	3,102,768
30,934	True Corp PCL, (2)	5,122
41,971	Turkcell Iletisim Hizmetleri AS	92,354
27,393	Vodacom Group Ltd	239,769
	Total Communication Services	5,443,440
	Consumer Discretionary – 14.3%
17,752	Alibaba Group Holding Ltd, Sponsored ADR, (3)	3,136,246
3,561	ANTA Sports Products Ltd	34,894
791	B2W Cia Digital, (3)	10,010
172,376	BAIC Motor Corp Ltd, 144A	107,327
177	Bajaj Auto Ltd	8,093
118	Baozun Inc, Sponsored ADR, (3)	5,135
299,391	Brilliance China Automotive Holdings Ltd	331,566
66,940	BYD Co Ltd	315,154
168	CCC SA	4,915
3,787	Cheng Shin Rubber Industry Co Ltd	5,953
16,889	China First Capital Group Ltd, (3)	4,805
4,900	Chongqing Changan Automobile Co Ltd	4,980
43	CJ ENM Co Ltd	6,098
1,643	Ctripcom International Ltd, ADR, (3)	54,203
283,561	Dongfeng Motor Group Co Ltd	285,091
442	Eclat Textile Co Ltd	5,946

Nuveen ESG Emerging Markets Equity ETF (NUEM) (continued)
Portfolio of Investments    October 31, 2019
Shares	Description (1)	Value
	Consumer Discretionary (continued)
1,050	Feng TAY Enterprise Co Ltd	$7,106
460	FF Group, (3), (4)	616
116	Fila Korea Ltd	5,743
553	Foschini Group Ltd	6,388
9,548	Geely Automobile Holdings Ltd	18,151
14,100	Gree Electric Appliances Inc of Zhuhai	117,489
8,118	Guangzhou Automobile Group Co Ltd	8,131
28,100	Haier Smart Home Co Ltd	63,821
281	Hankook Tire & Technology Co Ltd	7,499
517	Hanon Systems	5,155
336,796	HengTen Networks Group Ltd, (3)	4,856
187	Hero MotoCorp Ltd	7,144
11,188	Home Product Center PCL	6,336
404	Hotai Motor Co Ltd	7,140
72	Hotel Shilla Co Ltd	4,796
10,256	LG Electronics Inc	589,734
2,800	Liaoning Cheng Da Co Ltd	5,572
569	Lojas Renner SA	7,193
3	LPP SA	6,413
7,355	Mahindra & Mahindra Ltd	62,840
46,858	Meituan Dianping, (3)	559,890
16,100	Midea Group Co Ltd	126,841
3,552	Minor International PCL, (2)	4,235
495	Mr Price Group Ltd	5,251
6,979	Naspers Ltd	994,082
3,941	New Oriental Education & Technology Group Inc, Sponsored ADR	481,038
1,912	NIO Inc, ADR, (3)	2,772
1,946	Pinduoduo Inc, ADR, (3)	79,552
5,029	Pou Chen Corp	6,732
2,757	Robinson PCL, (2)	5,958
17,826	SACI Falabella	90,831
1,233	Shenzhou International Group Holdings Ltd	17,085
1,400	Songcheng Performance Development Co Ltd	5,882
3,300	Suningcom Co Ltd	4,942
9,014	Tatung Co Ltd, (3)	5,419
11,000	TCL Corp	5,137
333	Titan Co Ltd	6,253
1,739	Truworths International Ltd	6,184
3,904	Vipshop Holdings Ltd, ADR, (3)	45,052
1,625	Woolworths Holdings Ltd/South Africa	6,202
118	Woongjin Coway Co Ltd	9,311

Shares	Description (1)	Value
	Consumer Discretionary (continued)
6,725	Yum China Holdings Inc	$285,813
2,629	Zhongsheng Group Holdings Ltd	8,738
	Total Consumer Discretionary	8,025,739
	Consumer Staples – 7.2%
382	Almarai Co JSC	5,083
49	Amorepacific Corp	8,086
89	Amorepacific Corp	7,367
134	AMOREPACIFIC Group	9,744
1,133	Arca Continental SAB de CV	6,354
12,858	Atacadao SA	61,209
3,704	Berli Jucker PCL, (2), (3)	5,980
547	Bid Corp Ltd	12,801
146	Britannia Industries Ltd	6,743
5,784	Charoen Pokphand Foods PCL, (2)	4,837
246,014	China Agri-Industries Holdings Ltd	81,296
50,724	China Mengniu Dairy Co Ltd	202,891
2,926	Cia Brasileira de Distribuicao	60,489
375	Clicks Group Ltd	6,119
10,387	Coca-Cola Femsa SAB de CV	57,342
11,824	CP ALL PCL	30,642
8,192	Dali Foods Group Co Ltd, 144A	5,613
94,243	Fomento Economico Mexicano SAB de CV	840,528
672	Fraser & Neave Holdings Bhd	5,561
554	Godrej Consumer Products Ltd	5,765
605	Gruma SAB de CV	6,352
31,376	Hindustan Unilever Ltd	964,565
6,705	Indofood CBP Sukses Makmur Tbk PT	5,553
28,700	Inner Mongolia Yili Industrial Group Co Ltd	118,146
3,503	Kimberly-Clark de Mexico SAB de CV	7,062
5	LG Household & Health Care Ltd	5,419
220	LG Household & Health Care Ltd	139,739
560	M Dias Branco SA	5,266
927	Nestle India Ltd	195,532
176	Nestle Malaysia Bhd	6,095
1,548	PPB Group Bhd	6,705
39,113	President Chain Store Corp	390,610
669	Savola Group, (3)	5,512
1,804	Shoprite Holdings Ltd	16,217
3,220	Standard Foods Corp	6,495
249,276	Sun Art Retail Group Ltd	254,756
159,499	Unilever Indonesia Tbk PT	496,836

Nuveen ESG Emerging Markets Equity ETF (NUEM) (continued)
Portfolio of Investments    October 31, 2019
Shares	Description (1)	Value
	Consumer Staples (continued)
2,776	Uni-President Enterprises Corp	$ 6,858
	Total Consumer Staples	4,062,168
	Energy – 4.2%
16,679	Cosan SA	240,106
1,185,451	IRPC PCL, (2)	133,484
6,359	Motor Oil Hellas Corinth Refineries SA	157,070
20,500	Offshore Oil Engineering Co Ltd	17,547
25,992	Petronas Dagangan Bhd	146,553
62,714	Petronet LNG Ltd	252,876
50,917	Qatar Fuel QSC	309,054
4,707	S-Oil Corp	403,359
117,352	Thai Oil PCL, (2)	266,223
8,196	Transportadora de Gas del Sur SA, (3)	61,962
75,617	Ultrapar Participacoes SA	355,444
	Total Energy	2,343,678
	Financials – 22.5%
549	Absa Group Ltd	5,645
68,380	Abu Dhabi Commercial Bank PJSC	145,220
6,310	Alliance Bank Malaysia Bhd	4,349
8,170	AMMB Holdings Bhd	7,801
90,428	Axis Bank Ltd	933,364
24,220	B3 SA - Brasil Bolsa Balcao	291,890
5,275	Bajaj Finance Ltd	299,638
1,342	Banco BBVA Argentina SA, ADR	4,697
109,506	Banco Bradesco SA, (3)	959,378
24,041	Banco Bradesco SA, (3)	196,728
99	Banco de Credito e Inversiones SA	5,538
138	Banco Macro SA, ADR	3,160
509	Banco Santander Brasil SA	5,967
78,134	Banco Santander Chile	4,746
33,898	Bancolombia SA	442,686
2,565	Bank Central Asia Tbk PT	5,747
663,978	Bank Mandiri Persero Tbk PT	332,296
4,095	Bank Millennium SA, (3)	6,596
8,976	Bank Negara Indonesia Persero Tbk PT	4,908
5,920	Bank of Shanghai Co Ltd	7,840
4,424	Bank of the Philippine Islands	8,457
2,825	Bank Polska Kasa Opieki SA	79,826
18,130	Banque Saudi Fransi	162,915
2,226	BDO Unibank Inc	6,795
545,057	Cathay Financial Holding Co Ltd	721,598

Shares	Description (1)	Value
	Financials (continued)
13,900	China CITIC Bank Corp Ltd	$12,095
327,129	China Everbright Bank Co Ltd	150,674
183,900	China Everbright Bank Co Ltd	113,295
3,784	China International Capital Corp Ltd, 144A	6,923
189,512	China Merchants Bank Co Ltd	906,733
9,500	China Merchants Bank Co Ltd	47,873
739,288	China Minsheng Banking Corp Ltd	517,842
164,500	China Minsheng Banking Corp Ltd	143,609
4,468	CIMB Group Holdings Bhd	5,614
124,733	Commercial Bank PQSC	147,309
13,282	Commercial International Bank Egypt SAE	66,657
8,076	CTBC Financial Holding Co Ltd	5,624
4,197	Dubai Islamic Bank PJSC	6,045
7,488	ESun Financial Holding Co Ltd	6,777
8,230	First Financial Holding Co Ltd	6,043
19,793	FirstRand Ltd	85,802
436,572	Fubon Financial Holding Co Ltd	638,928
73,925	Grupo Financiero Banorte SAB de CV	405,562
207	Hana Financial Group Inc	5,996
1,626	Hong Leong Bank Bhd	6,701
10,094	Hua Nan Financial Holdings Co Ltd	7,262
5,200	Huaxia Bank Co Ltd	5,529
320	Hyundai Marine & Fire Insurance Co Ltd	6,945
28,269	Indiabulls Housing Finance Ltd	81,863
97,600	Industrial Bank Co Ltd	259,356
9,311	Investec Ltd	53,109
124,191	Itau Unibanco Holding SA	1,120,825
1,495	Kasikornbank PCL	6,907
19,080	KB Financial Group Inc	687,959
789	Komercni banka as	26,693
2,641	Malayan Banking Bhd	5,436
184	mBank SA	18,414
6,127	MCB Bank Ltd	6,889
3,686	Muangthai Capital PCL, (2)	7,568
4,424	Nedbank Group Ltd	67,308
200,801	Old Mutual Ltd	261,940
4,700	Orient Securities Co Ltd/China	6,672
128	OTP Bank Nyrt	5,905
380	PSG Group Ltd	5,957
1,016	Public Bank Bhd	4,936
47,952	Qatar National Bank QPSC	252,864

Nuveen ESG Emerging Markets Equity ETF (NUEM) (continued)
Portfolio of Investments    October 31, 2019
Shares	Description (1)	Value
	Financials (continued)
72,283	REC Ltd	$142,469
208	Samsung Card Co Ltd	5,998
3,219	Samsung Fire & Marine Insurance Co Ltd	599,006
39,618	Sanlam Ltd	209,274
57	Santander Bank Polska SA	4,679
137,900	Shanghai Pudong Development Bank Co Ltd	244,885
4,426	Shinhan Financial Group Co Ltd	161,679
1,927	Siam Commercial Bank PCL, (3)	7,180
14,903	SinoPac Financial Holdings Co Ltd	6,120
30,307	Standard Bank Group Ltd	349,013
15,123	Taishin Financial Holding Co Ltd	7,030
87,078	TMB Bank PCL, (2), (3)	4,153
104,815	Yes Bank Ltd	103,886
	Total Financials	12,679,596
	Health Care – 2.6%
4,374	3SBio Inc, 144A	8,181
193,399	Alibaba Health Information Technology Ltd, (3)	195,183
6,690	China Medical System Holdings Ltd	9,099
1,200	China Resources Sanjiu Medical & Pharmaceutical Co Ltd	5,022
188,599	CSPC Pharmaceutical Group Ltd	484,871
2,520	Genscript Biotech Corp, (3)	6,057
1,000	Guangzhou Baiyunshan Pharmaceutical Holdings Co Ltd	4,794
23	Hanmi Pharm Co Ltd	6,593
6,130	Hartalega Holdings Bhd	7,717
1,600	Huadong Medicine Co Ltd	5,928
5,849	Hutchison China MediTech Ltd, ADR, (3)	110,546
103,902	IHH Healthcare Bhd	141,735
64,740	Kalbe Farma Tbk PT	7,356
2,972	Life Healthcare Group Holdings Ltd	4,707
466	Notre Dame Intermedica Participacoes SA	6,965
2,718	Piramal Enterprises Ltd	64,541
7,733	Richter Gedeon Nyrt	143,530
34,055	Shanghai Fosun Pharmaceutical Group Co Ltd	96,460
1,400	Shanghai Fosun Pharmaceutical Group Co Ltd	5,060
3,282	Shanghai Pharmaceuticals Holding Co Ltd	5,938
2,500	Shanghai Pharmaceuticals Holding Co Ltd	6,583
200	Shenzhen Mindray Bio-Medical Electronics Co Ltd	5,053
397,806	Sihuan Pharmaceutical Holdings Group Ltd	52,278
9,019	Sinopharm Group Co Ltd	32,393
7,218	SSY Group Ltd	6,041
4,361	Tong Ren Tang Technologies Co Ltd	4,346

Shares	Description (1)	Value
	Health Care (continued)
582	WuXi AppTec Co Ltd, 144A	$7,032
600	WuXi AppTec Co Ltd	8,012
534	Wuxi Biologics Cayman Inc, 144A, (3)	6,302
29	Yuhan Corp	5,596
500	Yunnan Baiyao Group Co Ltd	6,143
	Total Health Care	1,460,062
	Industrials – 8.5%
2,606	51job Inc, ADR, (3)	205,275
139,502	Aboitiz Equity Ventures Inc	153,811
5,148	Air China Ltd	4,558
5,600	Air China Ltd	6,598
111,120	Airports of Thailand PCL	288,886
21,542	Alliance Global Group Inc	4,873
1,756	Aselsan Elektronik Sanayi Ve Ticaret AS	5,641
1,278	Bidvest Group Ltd	17,482
21,756	BOC Aviation Ltd, 144A	204,578
15,732	BTS Group Holdings PCL, (2)	6,982
9,966	CCR SA	40,813
16,686	China Airlines Ltd	4,966
164,721	China Conch Venture Holdings Ltd	645,207
7,911	China Eastern Airlines Corp Ltd	3,957
6,100	China Eastern Airlines Corp Ltd	4,485
4,900	China International Marine Containers Group Co Ltd	6,747
92	CJ Corp	6,516
2,000	Contemporary Amperex Technology Co Ltd	19,507
17,300	COSCO SHIPPING Development Co Ltd	6,115
176,718	COSCO SHIPPING Ports Ltd	139,116
60,091	Country Garden Services Holdings Co Ltd	204,323
1,622	Daelim Industrial Co Ltd	126,866
13,326	Eva Airways Corp	6,238
13,250	Evergreen Marine Corp Taiwan Ltd	5,441
323,646	Far Eastern New Century Corp	314,710
3,381	Grupo Aeroportuario del Pacifico SAB de CV	35,558
390	Grupo Aeroportuario del Sureste SAB de CV	6,408
6,141	GS Engineering & Construction Corp	163,098
2,473	HAP Seng Consolidated Bhd	5,907
774	Hiwin Technologies Corp	6,649
22	Hyundai Heavy Industries Holdings Co Ltd	6,458
56,331	Jasa Marga Persero Tbk PT	21,871
4,253	JG Summit Holdings Inc	6,391
4,299	Jiangsu Expressway Co Ltd	5,715

Nuveen ESG Emerging Markets Equity ETF (NUEM) (continued)
Portfolio of Investments    October 31, 2019
Shares	Description (1)	Value
	Industrials (continued)
846	Latam Airlines Group SA	$9,360
9,920	LG Corp	591,730
621	Localiza Rent a Car SA	6,680
213	Lotte Corp	6,682
3,429	Malaysia Airports Holdings Bhd	6,499
116,644	MISC Bhd	232,534
1,900	NARI Technology Co Ltd	5,920
1,357	Rumo SA, (3)	7,707
2,842	Shanghai Industrial Holdings Ltd	5,294
4,500	Shanghai International Airport Co Ltd	48,707
39,300	Shanghai International Port Group Co Ltd	32,412
1,600	Shenzhen Inovance Technology Co Ltd	5,662
86,675	Sime Darby Bhd	47,087
211,912	Sinotrans Ltd	62,457
18,544	SM Investments Corp	376,398
4,425	Taiwan High Speed Rail Corp	5,240
1,260	TAV Havalimanlari Holding AS	5,752
2,779	Turk Hava Yollari AO, (3)	5,663
34,416	Turkiye Sise ve Cam Fabrikalari AS	26,207
4,700	Tus Environmental Science And Technology Development Co Ltd	5,784
46,311	WEG SA	294,174
8,515	Westports Holdings Bhd	8,722
81,203	Xinjiang Goldwind Science & Technology Co Ltd	97,079
16,700	Xinjiang Goldwind Science & Technology Co Ltd	29,798
147,994	Zhejiang Expressway Co Ltd	121,413
2,800	Zhengzhou Yutong Bus Co Ltd	5,684
11,800	Zoomlion Heavy Industry Science and Technology Co Ltd	9,799
	Total Industrials	4,752,190
	Information Technology – 14.5%
2,100	360 Security Technology Inc	6,740
75,060	AAC Technologies Holdings Inc	488,416
7,622	Acer Inc	4,457
2,000	Aisino Corp	5,849
673,364	AU Optronics Corp	172,541
157,100	BOE Technology Group Co Ltd	79,613
4,777	BYD Electronic International Co Ltd	8,240
777	Catcher Technology Co Ltd	6,586
1,931	Chicony Electronics Co Ltd	6,007
2,924	Cielo SA	5,507
6,394	Delta Electronics Inc	28,147
357	HCL Technologies Ltd	5,818

Shares	Description (1)	Value
	Information Technology (continued)
54,102	Infosys Ltd	$524,020
27,934	Innolux Corp	6,213
8,128	Inventec Corp	5,901
113,044	Kingboard Laminates Holdings Ltd	103,846
40,138	Legend Holdings Corp, 144A	88,493
753,569	Lenovo Group Ltd	526,884
24,308	LG Display Co Ltd	285,190
82	LG Innotek Co Ltd	8,528
50,212	MediaTek Inc	673,001
1,992	Micro-Star International Co Ltd	5,890
3,001	Quanta Computer Inc	5,767
3,473	Samsung SDI Co Ltd	679,108
343,253	Taiwan Semiconductor Manufacturing Co Ltd	3,365,944
31,336	Tata Consultancy Services Ltd	1,004,886
583	Tech Mahindra Ltd	6,074
3,033	TravelSky Technology Ltd	6,927
1,466	Unisplendour Corp Ltd	6,122
1,557	Win Semiconductors Corp	16,265
1,415	Wipro Ltd	5,185
1,000	Wuxi Lead Intelligent Equipment Co Ltd	4,649
64,582	Xinyi Solar Holdings Ltd	36,585
	Total Information Technology	8,183,399
	Materials – 10.9%
300	Asian Paints Ltd	7,651
106,327	Barito Pacific Tbk PT	7,196
385,531	China Molybdenum Co Ltd	121,989
39,166	China Molybdenum Co Ltd	18,903
4,600	China Northern Rare Earth Group High-Tech Co Ltd	6,562
1,045,724	China Steel Corp	805,579
171,991	China Zhongwang Holdings Ltd	71,538
63,551	Empresas CMPC SA	144,946
147,708	Eregli Demir ve Celik Fabrikalari TAS	169,103
3,344	Indorama Ventures PCL, (2)	3,101
6,900	Industrias Penoles SAB de CV	82,453
14,636	KGHM Polska Miedz SA	320,879
1,188	Klabin SA	4,682
276	Korea Zinc Co Ltd	103,074
6,717	Kumba Iron Ore Ltd	164,087
89	Kumho Petrochemical Co Ltd	5,355
84,412	Lee & Man Paper Manufacturing Ltd	47,065
1,456	LG Chem Ltd	384,821

Nuveen ESG Emerging Markets Equity ETF (NUEM) (continued)
Portfolio of Investments    October 31, 2019
Shares	Description (1)	Value
	Materials (continued)
478	LG Chem Ltd	$70,666
1,513	Lotte Chemical Corp	295,201
2,555	Nan Ya Plastics Corp	6,043
124,526	Pabrik Kertas Tjiwi Kimia Tbk PT	93,814
12,031	PhosAgro PJSC, GDR	151,350
22,348	Polymetal International PLC	365,817
5,610	Polyus PJSC, GDR	330,149
235,867	PTT Global Chemical PCL, (2)	398,384
2,178	Sappi Ltd	5,610
42,716	Saudi Arabian Mining Co, (3)	482,937
32,291	Saudi Basic Industries Corp	755,118
10,300	Shenzhen Zhongjin Lingnan Nonfemet Co Ltd	5,878
23,943	Siam Cement PCL	293,390
342,558	Sinopec Shanghai Petrochemical Co Ltd	95,280
4,568	Sociedad Quimica y Minera de Chile SA	121,440
2,200	Tianqi Lithium Corp	7,854
22,800	Tongling Nonferrous Metals Group Co Ltd	7,023
5,200	Transfar Zhilian Co Ltd	5,558
21,195	UPL Ltd	178,829
3,935	Zhaojin Mining Industry Co Ltd	4,373
1,984	Zhejiang Huayou Cobalt Co Ltd	6,914
	Total Materials	6,150,612
	Real Estate – 2.5%
312,021	Aldar Properties PJSC	199,643
7,150	Ayala Land Inc	6,841
1,510	BR Malls Participacoes SA	5,774
4,753	China Aoyuan Group Ltd	6,101
119,833	China Overseas Land & Investment Ltd	379,175
123,332	China Vanke Co Ltd	450,829
1,400	China Vanke Co Ltd	5,272
84,048	Fibra Uno Administracion SA de CV	128,185
4,765	Fortress REIT Ltd	6,646
5,300	Greenland Holdings Corp Ltd	5,131
3,591	Growthpoint Properties Ltd	5,271
5,700	Jinke Properties Group Co Ltd	5,607
16,573	Land & Houses PCL, (2), (3)	5,324
700	NEPI Rockcastle PLC	6,111
122,274	Pakuwon Jati Tbk PT	5,444
3,000	Poly Developments and Holdings Group Co Ltd	6,137
5,100	RiseSun Real Estate Development Co Ltd	6,298
4,656	Ruentex Development Co Ltd	7,112

Shares	Description (1)	Value
	Real Estate (continued)
7,800	Shanghai Zhangjiang High-Tech Park Development Co Ltd	$17,915
26,912	Shui On Land Ltd	5,425
18,901	Sime Darby Property Bhd	3,280
12,172	Sino-Ocean Group Holding Ltd	4,488
109,678	SM Prime Holdings Inc	84,293
18,062	SOHO China Ltd	6,176
14,018	SP Setia Bhd Group	4,059
12,458	Yuzhou Properties Co Ltd	5,277
9,300	Zhejiang China Commodities City Group Co Ltd	5,149
	Total Real Estate	1,376,963
	Utilities – 3.0%
10,563	Aguas Andinas SA	4,887
568,615	Beijing Enterprises Water Group Ltd	297,450
331,352	China Longyuan Power Group Corp Ltd	179,253
529,234	Enel Americas SA	99,130
58,198	Enel Chile SA	4,789
529	Energisa SA	6,315
11,881	Energy Absolute PCL, (2)	16,133
17,220	Engie Brasil Energia SA	194,145
5,381	ENN Energy Holdings Ltd	61,652
280	Equatorial Energia SA	7,106
498,811	Huaneng Renewables Corp Ltd	190,928
21,984	Interconexion Electrica SA ESP	126,890
1,332	Manila Electric Co	8,883
152,149	Power Grid Corp of India Ltd	425,694
4,600	Sichuan Chuantou Energy Co Ltd	6,308
103,317	Towngas China Co Ltd	79,751
	Total Utilities	1,709,314
	Total Common Stocks (cost $55,578,401)	56,187,161

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value
	CORPORATE BONDS – 0.0%
	Food Products – 0.0%
$ — (6)	Britannia Industries Ltd	8.000%	8/28/22	N/R	$ 2
—	Total Corporate Bonds (cost $52)				2

Nuveen ESG Emerging Markets Equity ETF (NUEM) (continued)
Portfolio of Investments    October 31, 2019
Shares	Description (1)	Value
COMMON STOCK RIGHTS – 0.0%
3,176	Legend Holdings Corp, (4)	$ —
	Total Common Stock Rights (cost $-)	—
	Total Long-Term Investments (cost $55,578,453)	56,187,163

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value
	SHORT-TERM INVESTMENTS – 0.2%
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 0.2%
$ 110	Federal Home Loan Banks, Discount Notes	0.000%	11/01/19	N/R	$ 110,000
	Total Short-Term Investments (cost $110,000)				110,000
	Total Investments (cost $55,688,453) – 100.1%				56,297,163
	Other Assets Less Liabilities – (0.1)%				(42,658)
	Net Assets – 100%				$ 56,254,505
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(5)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(6)	Principal Amount (000) rounds to less than $1,000.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
REIT	Real Estate Investment Trust
See accompanying notes to financial statements.

Nuveen ESG International Developed Markets Equity ETF (NUDM)
Portfolio of Investments    October 31, 2019
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.6%
	COMMON STOCKS – 99.6%
	Communication Services – 6.3%
3,289	BT Group PLC	$8,712
95	Elisa OYJ	5,190
680	Informa PLC	6,819
4,731	ITV PLC	8,188
228	JCDecaux SA	6,232
266	KDDI Corp	7,379
2,994	Millicom International Cellular SA	136,737
2,530	Nintendo Co Ltd	903,831
37,129	NTT DOCOMO Inc	1,021,773
481	Orange SA	7,749
29,083	Pearson PLC	256,735
4,401	Schibsted ASA	123,097
378	SES SA	7,325
105,814	Singapore Telecommunications Ltd	256,575
14	Swisscom AG	7,151
420	Tele2 AB	6,018
2,892	Telefonica Deutschland Holding AG	9,179
24,068	Telenor ASA	451,282
1,603	Telia Co AB	7,063
1,854	Telstra Corp Ltd	4,458
481,432	Vodafone Group PLC	980,560
458	WPP PLC	5,708
	Total Communication Services	4,227,761
	Consumer Discretionary – 13.0%
18	adidas AG	5,560
879	Barratt Developments PLC	7,179
2,560	Bayerische Motoren Werke AG	157,798
9,044	Bayerische Motoren Werke AG	693,280
241	Benesse Holdings Inc	6,481
151	Berkeley Group Holdings PLC	8,599
263	Burberry Group PLC	6,956
89	Cie Financiere Richemont SA	6,999
60	Cie Generale des Etablissements Michelin SCA	7,303
18,495	Compass Group PLC	492,053
85	Dufry AG	7,372

Nuveen ESG International Developed Markets Equity ETF (NUDM) (continued)
Portfolio of Investments    October 31, 2019
Shares	Description (1)	Value
	Consumer Discretionary (continued)
277	Electrolux AB	$7,288
2,079	EssilorLuxottica SA	317,299
650	Fast Retailing Co Ltd	403,150
36,831	Hennes & Mauritz AB	771,271
40,173	Honda Motor Co Ltd	1,093,279
77	HUGO BOSS AG	3,240
866	Husqvarna AB	6,639
2,695	Industria de Diseno Textil SA	84,037
13	Kering SA	7,400
2,776	Kingfisher PLC	7,443
2,987	Marks & Spencer Group PLC	7,015
261	Mercari Inc, (2)	5,917
1,375	Merlin Entertainments PLC	8,087
92	Next PLC	7,836
428	NGK Spark Plug Co Ltd	8,777
14,685	Nikon Corp	188,818
10,087	Ocado Group PLC, (2)	173,469
6,286	Oriental Land Co Ltd/Japan	923,668
89,063	Panasonic Corp	755,394
136	Pandora A/S	6,691
505	Peugeot SA	12,789
18,500	Pirelli & C SpA	106,954
89	Puma SE	6,697
37,902	Rakuten Inc	363,926
8,894	Renault SA	454,058
784	SEB SA	119,043
7,913	Sega Sammy Holdings Inc	111,846
479	Sekisui Chemical Co Ltd	8,414
860	Sekisui House Ltd	18,631
57,768	Shangri-La Asia Ltd	59,333
19,654	Sony Corp	1,204,456
204	Stanley Electric Co Ltd	5,718
3,780	Taylor Wimpey PLC	8,095
189	Valeo SA	7,030
278	Wesfarmers Ltd	7,615
102	Whitbread PLC	5,360
134	Yamaha Corp	6,284
128	Zalando SE, (2)	5,548
	Total Consumer Discretionary	8,698,095
	Consumer Staples – 12.1%
12,383	Aeon Co Ltd	250,283

Shares	Description (1)	Value
	Consumer Staples (continued)
336	Associated British Foods PLC	$9,678
3	Barry Callebaut AG	6,324
2,550	Casino Guichard Perrachon SA	137,608
1	Chocoladefabriken Lindt & Spruengli AG	7,428
959	Coca-Cola Amatil Ltd	6,706
10,550	Coca-Cola European Partners PLC	564,531
204	Coca-Cola HBC AG	6,203
10,286	Danone SA	853,324
3,128	Essity AB	97,824
4,745	Henkel AG & Co KGaA	457,116
71	Henkel AG & Co KGaA	7,381
2,671	ICA Gruppen AB	118,381
81,188	J Sainsbury PLC	213,792
2,290	Jeronimo Martins SGPS SA	38,438
58	Kerry Group PLC	7,014
2,308	Lawson Inc	127,671
4,004	L'Oreal SA	1,169,477
3,295	METRO AG	53,671
13,539	Mowi ASA	330,615
21,100	Nestle SA	2,252,092
22,833	Orkla ASA	219,695
6,415	Suntory Beverage & Food Ltd	274,153
1,427	Unilever NV	84,298
13,411	Unilever PLC	802,181
	Total Consumer Staples	8,095,884
	Energy – 2.1%
11,541	Caltex Australia Ltd	216,828
31,922	John Wood Group PLC	139,742
3,245	Koninklijke Vopak NV	178,082
19,577	Neste Oyj	706,777
15,589	Worley Ltd	146,709
	Total Energy	1,388,138
	Financials – 18.7%
36,179	3i Group PLC	528,080
1,790	Aegon NV	7,740
2,057	Allianz SE	502,581
19,890	Assicurazioni Generali SpA	403,308
144	ASX Ltd	8,167
50,053	Australia & New Zealand Banking Group Ltd	922,103
160,547	Aviva PLC	862,569
282	AXA SA	7,452

Nuveen ESG International Developed Markets Equity ETF (NUDM) (continued)
Portfolio of Investments    October 31, 2019
Shares	Description (1)	Value
	Financials (continued)
156,606	Banco Bilbao Vizcaya Argentaria SA	$825,191
43,776	Bank Hapoalim BM	350,228
1,002	Bank Leumi Le-Israel BM	7,297
1,165	Bankinter SA, (2)	8,058
932	Bendigo & Adelaide Bank Ltd	6,838
169	BNP Paribas SA	8,826
171,436	BOC Hong Kong Holdings Ltd	590,578
5,284	CaixaBank SA	15,121
7,587	CNP Assurances	150,498
1,236	Commerzbank AG	7,395
644	Credit Agricole SA	8,395
46,420	DBS Group Holdings Ltd	886,822
204	Erste Group Bank AG	7,208
11,895	Hang Seng Bank Ltd	248,594
10,344	Hong Kong Exchanges & Clearing Ltd	323,345
656	ING Groep NV	7,412
45,652	Insurance Australia Group Ltd	249,728
192,376	Intesa Sanpaolo SpA	482,046
15,676	Investec PLC	88,766
176	Julius Baer Group Ltd	7,762
108	KBC Group NV	7,576
239	Kinnevik AB	6,547
2,726	Legal & General Group PLC	9,302
81	London Stock Exchange Group PLC	7,289
10,995	M&G PLC	30,418
1,242	Mitsubishi UFJ Lease & Finance Co Ltd	7,686
286	Mizrahi Tefahot Bank Ltd	7,094
225	MS&AD Insurance Group Holdings Inc	7,303
32	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	8,890
17,820	Natixis SA	81,730
32,975	ORIX Corp	520,530
10,995	Prudential PLC, (2)	191,858
815	QBE Insurance Group Ltd	7,075
30,639	Resona Holdings Inc	134,652
1,117	RSA Insurance Group PLC	7,548
175	Schroders PLC	7,009
1,293	Singapore Exchange Ltd	8,494
2,605	Skandinaviska Enskilda Banken AB	25,016
519	Sompo Holdings Inc	20,519
100,645	Standard Chartered PLC	912,945
2,247	Standard Life Aberdeen PLC	8,825

Shares	Description (1)	Value
	Financials (continued)
15,152	Sumitomo Mitsui Trust Holdings Inc	$557,276
4,411	Swiss Re AG	461,775
739	T&D Holdings Inc	8,340
11,471	Tokio Marine Holdings Inc	622,652
232	Tryg A/S	6,483
16,296	UBS Group AG	192,233
31	Wendel SA	4,392
56,360	Westpac Banking Corp	1,095,372
22	Zurich Insurance Group AG	8,595
	Total Financials	12,497,532
	Health Care – 9.6%
2,435	Alcon Inc, (2)	143,768
40,775	Astellas Pharma Inc	700,988
14,712	AstraZeneca PLC	1,427,990
4,029	Chugai Pharmaceutical Co Ltd	341,014
46	Cochlear Ltd	6,704
56	Coloplast A/S	6,751
710	CSL Ltd	125,238
216	Demant A/S, (2)	5,704
11,660	Eisai Co Ltd	850,677
31	Genmab A/S, (2)	6,760
1,785	H Lundbeck A/S	60,917
65	Merck KGaA	7,752
4,332	NMC Health PLC	122,370
131	Novo Nordisk A/S	7,158
186	Orion Oyj	8,247
1,845	Ramsay Health Care Ltd	87,059
5,995	Roche Holding AG	1,803,209
700	Ryman Healthcare Ltd	5,795
454	Santen Pharmaceutical Co Ltd	8,084
728	Sartorius AG	141,484
117	Shionogi & Co Ltd	7,054
296	Smith & Nephew PLC	6,329
371	Sonic Healthcare Ltd	7,295
29	Sonova Holding AG	6,642
8	Straumann Holding AG	7,133
7,171	Sumitomo Dainippon Pharma Co Ltd	126,167
3,022	Sysmex Corp	198,112
89	UCB SA	7,175
1,152	Vifor Pharma AG	181,016
	Total Health Care	6,414,592

Nuveen ESG International Developed Markets Equity ETF (NUDM) (continued)
Portfolio of Investments    October 31, 2019
Shares	Description (1)	Value
	Industrials – 18.3%
17,329	ABB Ltd	$363,351
1,366	Aeroports de Paris	259,686
415	Alfa Laval AB	9,610
7,131	Alstom SA	308,283
2,834	ANDRITZ AG	127,355
265	Ashtead Group PLC	8,052
12,056	Assa Abloy AB	286,562
257	Atlas Copco AB	9,099
178	Bouygues SA	7,546
2,045	Brambles Ltd	16,865
317	Bureau Veritas SA	8,095
22,433	Cie de Saint-Gobain	912,748
46,442	CNH Industrial NV	505,073
142	Daifuku Co Ltd	7,632
2,713	Daikin Industries Ltd	382,212
78	DCC PLC	7,303
12,403	Deutsche Post AG	439,338
137	Edenred	7,214
39	Eiffage SA	4,191
2,745	Ferguson PLC	233,937
22,390	Ferrovial SA	660,955
87	Fraport AG Frankfurt Airport Services Worldwide	7,274
12,358	Getlink SE	206,946
58	HOCHTIEF AG	7,234
251	ISS A/S	6,572
617	Kajima Corp	8,538
6,487	Kawasaki Heavy Industries Ltd	157,397
118	Keio Corp	7,324
130	Kingspan Group PLC	6,738
139	KION Group AG	9,239
2,116	Komatsu Ltd	50,089
39,962	Kubota Corp	640,250
55	Kuehne + Nagel International AG	8,882
111	Legrand SA	8,666
35,479	Meggitt PLC	286,661
157	Metso OYJ	5,934
569	Mitsubishi Electric Corp	8,193
70,903	MTR Corp Ltd	407,088
2,377	MTU Aero Engines AG	634,865
255	Nabtesco Corp	8,256
259	Nagoya Railroad Co Ltd	8,266

Shares	Description (1)	Value
	Industrials (continued)
330	NGK Insulators Ltd	$5,110
130	Nippon Express Co Ltd	7,468
671	Obayashi Corp	6,952
275	Odakyu Electric Railway Co Ltd	6,723
132	Randstad NV	7,310
9,017	Recruit Holdings Co Ltd	301,192
37,778	RELX PLC	908,278
1,217	Rentokil Initial PLC	7,158
643	Sandvik AB	11,369
11,963	Schneider Electric SE	1,111,231
480	SEEK Ltd	7,500
3	SGS SA	7,807
809	Shimizu Corp	7,588
10,801	Siemens AG	1,245,743
283	Skanska AB	6,036
491	SKF AB	8,896
365	Smiths Group PLC	7,621
101	Societe BIC SA	7,014
69	Spirax-Sarco Engineering PLC	7,076
1,235	Sydney Airport	7,471
212	Taisei Corp	8,433
62,593	Techtronic Industries Co Ltd	491,148
32	Teleperformance	7,254
87,631	Transurban Group	895,941
79	Vestas Wind Systems A/S	6,452
6,394	Volvo AB	95,834
564	Wartsila OYJ Abp	5,954
	Total Industrials	12,246,078
	Information Technology – 4.4%
3,233	Amadeus IT Group SA	239,281
3,117	ASML Holding NV	817,208
477	Atos SE	36,943
54	Capgemini SE	6,082
46	Dassault Systemes SE	6,982
82	Fujitsu Ltd	7,298
120	Hitachi High-Technologies Corp	7,504
457	Infineon Technologies AG	8,860
2,738	Ingenico Group SA	292,452
4,808	Murata Manufacturing Co Ltd	260,758
1,301	Nokia OYJ	4,780
138	Omron Corp	8,170

Nuveen ESG International Developed Markets Equity ETF (NUDM) (continued)
Portfolio of Investments    October 31, 2019
Shares	Description (1)	Value
	Information Technology (continued)
7,054	SAP SE	$934,932
280	Shimadzu Corp	7,558
12,603	STMicroelectronics NV	285,991
39	Temenos AG	5,563
38	Wixcom Ltd, (2)	4,639
200	Yaskawa Electric Corp	7,733
342	Yokogawa Electric Corp	6,318
	Total Information Technology	2,949,052
	Materials – 7.9%
47	Akzo Nobel NV	4,329
83	Arkema SA	8,486
24,491	Asahi Kasei Corp	274,463
12,697	Boliden AB	342,192
3,026	Chr Hansen Holding A/S	232,387
328	Clariant AG	6,718
6,521	Covestro AG	313,195
862	Daicel Corp	7,782
22,940	Fletcher Building Ltd	67,378
64,232	Fortescue Metals Group Ltd	394,291
78	Givaudan SA	229,000
1,556	Hitachi Chemical Co Ltd	51,600
9,863	Hitachi Metals Ltd	124,810
196	Johnson Matthey PLC	7,786
319	Kansai Paint Co Ltd	7,746
4,863	Koninklijke DSM NV	576,449
58,836	Mitsubishi Chemical Holdings Corp	452,053
4,706	Nitto Denko Corp	262,932
138	Novozymes A/S	6,501
6,188	Showa Denko KK	176,015
1,474	Sika AG	253,198
965	Smurfit Kappa Group PLC	32,191
68,750	Sumitomo Chemical Co Ltd	317,342
10,787	Sumitomo Metal Mining Co Ltd	364,805
77	Symrise AG	7,412
275	Teijin Ltd	5,551
49,954	Toray Industries Inc	356,131
9,135	Umicore SA	376,778
	Total Materials	5,259,521
	Real Estate – 3.6%
41,377	British Land Co PLC	332,281
5,225	CapitaLand Commercial Trust	7,870

Shares	Description (1)	Value
	Real Estate (continued)
1,040	City Developments Ltd	$8,245
76	Covivio	8,606
7,511	Daiwa House Industry Co Ltd	259,503
9,712	Deutsche Wohnen SE	365,363
784	Dexus	6,465
44	Gecina SA	7,550
680	Goodman Group	6,741
1,537	GPT Group	6,301
685	Hulic Co Ltd	7,483
83	ICADE	8,130
236	Klepierre SA	8,791
10,016	Land Securities Group PLC	121,831
11,570	Lendlease Group	148,981
2,287	Mirvac Group	5,058
418	Mitsubishi Estate Co Ltd	8,149
313	Mitsui Fudosan Co Ltd	8,052
3	Nippon Prologis REIT Inc	8,381
255	Nomura Real Estate Holdings Inc	6,072
28	Nomura Real Estate Holdings Inc	53,485
819	Segro PLC	8,947
2,560	Stockland	8,624
54,100	Swire Properties Ltd	170,493
91	Swiss Prime Site AG	9,370
5,330	Unibail-Rodamco-Westfield	824,470
	Total Real Estate	2,415,242
	Utilities – 3.6%
29,429	Meridian Energy Ltd	86,815
89,129	National Grid PLC	1,039,496
8,419	Orsted A/S	738,844
2,028	Red Electrica Corp SA	40,839
30,629	United Utilities Group PLC	344,894
3,130	Verbund AG	169,361
	Total Utilities	2,420,249
	Total Long-Term Investments (cost $62,848,161)	66,612,144
	Other Assets Less Liabilities – 0.4%	240,488
	Net Assets – 100%	$ 66,852,632

Nuveen ESG International Developed Markets Equity ETF (NUDM) (continued)
Portfolio of Investments    October 31, 2019
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
REIT	Real Estate Investment Trust
See accompanying notes to financial statements.

Nuveen ESG Large-Cap ETF (NULC)
Portfolio of Investments    October 31, 2019
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.7%
	COMMON STOCKS – 99.7%
	Communication Services – 9.9%
96	Alphabet Inc., Class A, (2)	$120,845
181	Alphabet Inc., Class C, (2)	228,080
77	CenturyLink Inc	996
707	Discovery Inc, Class C, (2)	17,845
581	Liberty Global PLC, Class A, (2)	14,612
1,546	Liberty Global PLC, Class C, (2)	36,903
690	Omnicom Group Inc	53,261
6	Take-Two Interactive Software Inc.	722
336	TripAdvisor Inc	13,574
2,927	Verizon Communications Inc	176,996
1,290	Walt Disney Co	167,597
	Total Communication Services	831,431
	Consumer Discretionary – 11.4%
12	Best Buy Co Inc.	862
65	Booking Holdings Inc, (2)	133,170
19	BorgWarner Inc	792
24	Capri Holdings Ltd	746
174	CarMax Inc	16,212
52	Chipotle Mexican Grill Inc	40,464
330	Darden Restaurants Inc	37,049
1,055	eBay Inc	37,189
36	Expedia Group Inc.	4,920
40	Gap Inc	650
6	Genuine Parts Co	615
832	Home Depot Inc	195,170
706	Lowe's Cos Inc	78,797
70	Lululemon Athletica Inc	14,299
24	Macy's Inc	364
107	MercadoLibre Inc	55,803
12	Mohawk Industries Inc	1,721
1,261	Newell Brands Inc.	23,921
810	NIKE Inc, Class B	72,535
4	Nordstrom Inc	144
360	PulteGroup Inc	14,126
167	Royal Caribbean Cruises Ltd	18,175

Nuveen ESG Large-Cap ETF (NULC) (continued)
Portfolio of Investments    October 31, 2019
Shares	Description (1)	Value
	Consumer Discretionary (continued)
388	Starbucks Corp	$32,809
233	Target Corp	24,910
353	Tesla Inc, (2)	111,167
30	TJX Cos Inc	1,729
23	Ulta Beauty Inc, (2)	5,362
84	Vail Resorts Inc	19,519
191	Wayfair Inc, Class A, (2)	15,706
	Total Consumer Discretionary	958,926
	Consumer Staples – 7.2%
3,090	Coca-Cola Co	168,189
82	General Mills Inc	4,171
228	Hormel Foods Corp	9,323
383	McCormick & Co Inc	61,544
1,188	PepsiCo Inc	162,958
1,614	Procter & Gamble Co	200,959
	Total Consumer Staples	607,144
	Energy – 3.9%
1,619	Baker Hughes Co	34,647
325	Cheniere Energy Inc, (2)	20,004
84	Helmerich & Payne Inc	3,150
510	HollyFrontier Corp	28,019
1,176	National Oilwell Varco Inc	26,601
1,276	ONEOK Inc	89,103
12	TechnipFMC PLC	237
1,273	Valero Energy Corp	123,455
	Total Energy	325,216
	Financials – 12.6%
732	American Express Co	85,849
1,696	American International Group Inc	89,820
198	AXA Equitable Holdings Inc	4,277
1,992	Bank of New York Mellon Corp	93,126
2,255	BB&T Corp	119,628
185	BlackRock Inc	85,414
43	Capital One Financial Corp	4,010
18	Charles Schwab Corp	733
588	Chubb Ltd	89,623
2,322	Citigroup Inc.	166,859
269	CME Group Inc	55,347
2,280	Huntington Bancshares Inc/OH	32,216
3,137	KeyCorp	56,372
1,174	Marsh & McLennan Cos Inc.	121,650

Shares	Description (1)	Value
	Financials (continued)
4	Moody's Corp	$883
748	Progressive Corp	52,135
2	S&P Global Inc	516
	Total Financials	1,058,458
	Health Care – 13.3%
1,103	AbbVie Inc.	87,744
142	ABIOMED Inc	29,476
239	Align Technology Inc	60,297
394	Amgen Inc	84,021
5	Biogen Inc, (2)	1,494
749	Bristol-Myers Squibb Co	42,970
312	Cardinal Health Inc	15,428
18	Centene Corp, (2)	955
282	Cerner Corp	18,928
468	Cigna Corp	83,519
1	Cooper Cos Inc	291
2,071	CVS Health Corp	137,494
144	DENTSPLY SIRONA Inc	7,888
232	DexCom Inc	35,784
353	Edwards Lifesciences Corp	84,148
325	Eli Lilly & Co	37,034
445	Gilead Sciences Inc.	28,351
2	IDEXX Laboratories Inc, (2)	570
13	IQVIA Holdings Inc, (2)	1,877
1,873	Merck & Co Inc	162,314
534	Nektar Therapeutics	9,145
43	ResMed Inc	6,361
484	Thermo Fisher Scientific Inc	146,158
133	Vertex Pharmaceuticals Inc, (2)	25,999
108	Zoetis Inc	13,815
	Total Health Care	1,122,061
	Industrials – 8.9%
643	3M Co	106,089
1	AMERCO	405
258	Caterpillar Inc.	35,552
149	Copart Inc	12,313
1,498	CSX Corp	105,264
12	Deere & Co	2,090
108	Eaton Corp PLC	9,408
132	HEICO Corp	16,281
245	HEICO Corp, Class A	23,341

Nuveen ESG Large-Cap ETF (NULC) (continued)
Portfolio of Investments    October 31, 2019
Shares	Description (1)	Value
	Industrials (continued)
305	IHS Markit Ltd, (2)	$21,356
30	Ingersoll-Rand PLC	3,807
1,332	Johnson Controls International plc	57,716
1,099	Nielsen Holdings PLC	22,156
5	Owens Corning	306
400	Parker-Hannifin Corp	73,396
370	Rockwell Automation Inc	63,636
6	Roper Technologies Inc	2,022
221	Southwest Airlines Co	12,405
324	Spirit AeroSystems Holdings Inc, Class A	26,510
150	TransDigm Group Inc	78,942
402	United Parcel Service Inc, Class B	46,298
204	United Rentals Inc	27,248
6	WABCO Holdings Inc	808
	Total Industrials	747,349
	Information Technology – 22.0%
718	Accenture PLC, Class A	133,132
496	Adobe Inc, (2)	137,853
1,066	Applied Materials Inc	57,841
538	Automatic Data Processing Inc	87,280
425	FLIR Systems Inc	21,913
4,207	Hewlett Packard Enterprise Co	69,037
991	International Business Machines Corp	132,526
592	Keysight Technologies Inc, (2)	59,739
2	Mastercard Inc, Class A	554
827	Maxim Integrated Products Inc	48,512
3,019	Microsoft Corp	432,834
839	NVIDIA Corp	168,656
670	salesforce.com Inc, (2)	104,848
1,057	TE Connectivity Ltd	94,601
1,111	Texas Instruments Inc	131,087
791	Trimble Inc	31,513
772	Visa Inc, Class A	138,080
	Total Information Technology	1,850,006
	Materials – 3.8%
49	Amcor PLC	467
198	Axalta Coating Systems Ltd	5,839
521	Ball Corp	36,454
563	Ecolab Inc	108,135
245	International Flavors & Fragrances Inc	29,892
887	Mosaic Co	17,634

Shares	Description (1)	Value
	Materials (continued)
424	Newmont Goldcorp Corp	$16,846
737	PPG Industries Inc	92,213
319	Steel Dynamics Inc.	9,685
	Total Materials	317,165
	Real Estate – 3.7%
576	American Tower Corp	125,614
24	CBRE Group Inc, Class A, (2)	1,285
205	Equinix Inc	116,190
6	Equity Residential	532
24	Host Hotels & Resorts Inc	393
144	Jones Lang LaSalle Inc.	21,099
492	Prologis Inc	43,178
18	SBA Communications Corp	4,332
	Total Real Estate	312,623
	Utilities – 3.0%
42	American Water Works Co Inc.	5,177
1,027	Consolidated Edison Inc	94,710
658	Eversource Energy	55,101
660	Sempra Energy	95,377
	Total Utilities	250,365
	Total Long-Term Investments (cost $7,795,320)	8,380,744
	Other Assets Less Liabilities – 0.3%	22,712
	Net Assets – 100%	$ 8,403,456
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

Nuveen ESG Large-Cap Growth ETF (NULG)
Portfolio of Investments    October 31, 2019
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.8%
	COMMON STOCKS – 99.8%
	Communication Services – 10.0%
3,726	Activision Blizzard Inc	$208,768
2,011	Alphabet Inc., Class A, (2)	2,531,447
2,621	Alphabet Inc., Class C, (2)	3,302,748
2,932	Electronic Arts Inc, (2)	282,645
11,400	Liberty Global PLC, Class A, (2)	286,710
10,677	Liberty Global PLC, Class C, (2)	254,860
99,332	Sirius XM Holdings Inc	667,511
6,924	Take-Two Interactive Software Inc., (2)	833,303
	Total Communication Services	8,367,992
	Consumer Discretionary – 17.9%
133	Aptiv PLC	11,910
781	Booking Holdings Inc, (2)	1,600,089
301	Capri Holdings Ltd	9,352
95	CarMax Inc, (2)	8,851
944	Chipotle Mexican Grill Inc, (2)	734,583
11,916	eBay Inc	420,039
7,000	Expedia Group Inc.	956,620
259	GrubHub Inc, (2)	8,822
1,343	Hilton Worldwide Holdings Inc	130,217
10,922	Home Depot Inc	2,562,083
17,127	LKQ Corp, (2)	582,147
13,898	Lowe's Cos Inc	1,551,156
516	Lululemon Athletica Inc, (2)	105,403
1,879	MercadoLibre Inc	979,936
15,837	NIKE Inc, Class B	1,418,203
120	PVH Corp	10,459
17,730	Starbucks Corp	1,499,249
5,361	Tesla Inc, (2)	1,688,286
6,876	TJX Cos Inc	396,402
34	Ulta Beauty Inc, (2)	7,927
435	Under Armour Inc, Class A, (2)	8,983
486	Under Armour Inc, Class C, (2)	8,991
3,664	Wayfair Inc, Class A, (2)	301,291
	Total Consumer Discretionary	15,000,999

Shares	Description (1)	Value
	Consumer Staples – 3.8%
99	Church & Dwight Co Inc	$6,924
51	Clorox Co	7,532
6,329	Costco Wholesale Corp	1,880,409
5,776	Estee Lauder Cos Inc	1,075,896
1,294	McCormick & Co Inc	207,933
	Total Consumer Staples	3,178,694
	Energy – 1.6%
20,464	Baker Hughes Co	437,930
14,137	Cheniere Energy Inc, (2)	870,132
	Total Energy	1,308,062
	Financials – 5.5%
6,705	American Express Co	786,362
1,238	Charles Schwab Corp	50,399
5,882	Intercontinental Exchange Inc	554,790
9,275	Marsh & McLennan Cos Inc.	961,076
308	Moody's Corp	67,973
11,939	Progressive Corp	832,148
5,389	S&P Global Inc	1,390,308
	Total Financials	4,643,056
	Health Care – 11.5%
2,590	ABIOMED Inc, (2)	537,632
3,393	Align Technology Inc, (2)	856,020
311	Alkermes PLC	6,074
503	Biogen Inc, (2)	150,251
9,586	Celgene Corp, (2)	1,035,576
7,963	Centene Corp, (2)	422,676
160	Cerner Corp	10,739
137	DaVita Inc, (2)	8,028
5,499	DexCom Inc, (2)	848,166
3,439	Edwards Lifesciences Corp, (2)	819,789
3,598	Eli Lilly & Co	409,992
3,389	Humana Inc.	997,044
34	IDEXX Laboratories Inc, (2)	9,690
2,497	IQVIA Holdings Inc, (2)	360,617
1,905	Laboratory Corp of America Holdings, (2)	313,887
89	PerkinElmer Inc	7,651
6,030	Thermo Fisher Scientific Inc	1,820,939
5,259	Vertex Pharmaceuticals Inc, (2)	1,028,029
41	Waters Corp, (2)	8,676
169	Zoetis Inc	21,619
	Total Health Care	9,673,095

Nuveen ESG Large-Cap Growth ETF (NULG) (continued)
Portfolio of Investments    October 31, 2019
Shares	Description (1)	Value
	Industrials – 13.3%
81	Acuity Brands Inc	$10,108
79	Allegion PLC	9,167
174	AO Smith Corp	8,644
7,999	Caterpillar Inc.	1,102,262
95	CH Robinson Worldwide Inc	7,186
1,127	Copart Inc, (2)	93,135
17,167	CSX Corp	1,206,325
207	Flowserve Corp	10,110
607	Fortive Corp	41,883
160	Fortune Brands Home & Security Inc	9,608
2,657	HEICO Corp	327,714
4,688	HEICO Corp, Class A	446,626
50	IDEX Corp	7,777
17,762	IHS Markit Ltd, (2)	1,243,695
53	Illinois Tool Works Inc	8,935
7,214	Ingersoll-Rand PLC	915,384
85	JB Hunt Transport Services Inc	9,993
37	Lennox International Inc	9,152
208	Masco Corp	9,620
77	Middleby Corp, (2)	9,313
49	Old Dominion Freight Line Inc	8,922
4,739	Rockwell Automation Inc	815,061
252	Rollins Inc	9,604
3,169	Roper Technologies Inc	1,067,826
183	Sensata Technologies Holding PLC	9,368
6,376	Spirit AeroSystems Holdings Inc, Class A	521,684
2,196	TransDigm Group Inc, (2)	1,155,711
11,529	TransUnion	952,526
9,417	United Parcel Service Inc, Class B	1,084,556
55	Verisk Analytics Inc	7,959
205	Xylem Inc/NY	15,721
	Total Industrials	11,135,575
	Information Technology – 30.3%
9,114	Accenture PLC, Class A	1,689,918
6,484	Adobe Inc, (2)	1,802,098
23,999	Applied Materials Inc	1,302,186
6,837	Autodesk Inc., (2)	1,007,500
8,634	Automatic Data Processing Inc	1,400,694
2,922	FLIR Systems Inc	150,658
55	Jack Henry & Associates Inc	7,786
11,609	Keysight Technologies Inc, (2)	1,171,464

Shares	Description (1)	Value
	Information Technology (continued)
9,214	Mastercard Inc, Class A	$2,550,528
52,275	Microsoft Corp	7,494,667
10,186	NVIDIA Corp	2,047,590
12,047	salesforce.com Inc, (2)	1,885,235
653	ServiceNow Inc, (2)	161,461
13,980	Texas Instruments Inc	1,649,500
15,536	Trimble Inc, (2)	618,954
2,653	VMware Inc, Class A, (2)	419,890
	Total Information Technology	25,360,129
	Materials – 3.0%
13,024	Axalta Coating Systems Ltd	384,078
4,226	Ball Corp	295,693
6,418	Ecolab Inc	1,232,705
5,108	PPG Industries Inc	639,113
	Total Materials	2,551,589
	Real Estate – 2.9%
7,123	American Tower Corp	1,553,384
1,493	Equinix Inc	846,202
	Total Real Estate	2,399,586
	Total Long-Term Investments (cost $78,747,108)	83,618,777

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.2%
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 0.2%
$ 140	Federal Home Loan Banks, Discount Notes	0.000%	11/01/19	N/R	$ 140,000
	Total Short-Term Investments (cost $140,000)				140,000
	Total Investments (cost $78,887,108) – 100.0%				83,758,777
	Other Assets Less Liabilities – 0.0%				30,453
	Net Assets – 100%				$ 83,789,230
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
See accompanying notes to financial statements.

Nuveen ESG Large-Cap Value ETF (NULV)
Portfolio of Investments    October 31, 2019
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.8%
	COMMON STOCKS – 99.8%
	Communication Services – 8.6%
9,053	Activision Blizzard Inc	$507,240
70,234	CenturyLink Inc	908,828
9,703	Discovery Inc, Class C, (2)	244,904
23,077	Liberty Global PLC, Class C, (2)	550,848
2,763	Omnicom Group Inc	213,276
258	TripAdvisor Inc, (2)	10,423
49,055	Verizon Communications Inc	2,966,356
21,081	Walt Disney Co	2,738,843
	Total Communication Services	8,140,718
	Consumer Discretionary – 3.9%
6,045	Aptiv PLC	541,330
479	Autoliv Inc	37,285
127	Best Buy Co Inc.	9,122
289	BorgWarner Inc	12,046
1,537	Darden Restaurants Inc	172,559
579	Gap Inc	9,415
1,811	Garmin Ltd	169,781
113	Genuine Parts Co	11,592
653	Hanesbrands Inc	9,932
137	Hasbro Inc	13,331
480	L Brands Inc	8,179
237	Leggett & Platt Inc	12,158
183	Lennar Corp, Class A	10,907
682	Macy's Inc	10,339
1,307	Newell Brands Inc.	24,794
350	Nordstrom Inc	12,565
218	Norwegian Cruise Line Holdings Ltd	11,066
94	Roku Inc, (2)	13,837
6,214	Royal Caribbean Cruises Ltd	676,270
465	Tapestry Inc	12,025
16,009	Target Corp	1,711,522
114	Tiffany & Co	14,194
2,453	VF Corp	201,857
	Total Consumer Discretionary	3,706,106

Shares	Description (1)	Value
	Consumer Staples – 12.5%
10,134	Bunge Ltd	$547,236
219	Campbell Soup Co	10,142
49,330	Coca-Cola Co	2,685,032
8,748	Colgate-Palmolive Co	600,113
24,394	General Mills Inc	1,240,679
303	Hormel Foods Corp	12,390
5,274	Kellogg Co	335,057
901	Kimberly-Clark Corp	119,725
2,257	McCormick & Co Inc	362,677
18,406	PepsiCo Inc	2,524,751
27,292	Procter & Gamble Co	3,398,127
	Total Consumer Staples	11,835,929
	Energy – 5.6%
12,901	Baker Hughes Co	276,081
7,855	Helmerich & Payne Inc	294,563
11,647	HollyFrontier Corp	639,886
27,663	National Oilwell Varco Inc	625,737
19,006	ONEOK Inc	1,327,189
2,574	Targa Resources Corp	100,077
16,401	TechnipFMC PLC	323,592
17,232	Valero Energy Corp	1,671,159
	Total Energy	5,258,284
	Financials – 22.0%
111	Affiliated Managers Group Inc	8,867
2,416	Allstate Corp	257,111
26,569	American International Group Inc	1,407,094
78	Ameriprise Financial Inc	11,769
231	Arch Capital Group Ltd	9,647
123	Arthur J Gallagher & Co	11,220
70	Assurant Inc	8,825
30,661	Bank of New York Mellon Corp	1,433,402
29,497	BB&T Corp	1,564,816
3,339	BlackRock Inc	1,541,616
14,959	Capital One Financial Corp	1,394,927
10,377	Chubb Ltd	1,581,662
34,383	Citigroup Inc.	2,470,762
311	Citizens Financial Group Inc	10,935
3,536	CME Group Inc	727,532
142	Comerica Inc	9,290
249	East West Bancorp Inc.	10,687
316	Fifth Third Bancorp	9,189

Nuveen ESG Large-Cap Value ETF (NULV) (continued)
Portfolio of Investments    October 31, 2019
Shares	Description (1)	Value
	Financials (continued)
322	Franklin Resources Inc	$8,871
107	Globe Life Inc	10,414
159	Hartford Financial Services Group Inc.	9,076
62,989	Huntington Bancshares Inc/OH	890,035
604	Invesco Ltd	10,159
72,229	KeyCorp	1,297,955
163	Lincoln National Corp	9,206
11,820	Loews Corp	579,180
67	M&T Bank Corp	10,487
13,661	Marsh & McLennan Cos Inc.	1,415,553
18,738	Morgan Stanley	862,885
106	Nasdaq Inc.	10,576
103	Northern Trust Corp	10,267
615	People's United Financial Inc	9,945
169	Principal Financial Group Inc	9,021
707	Regions Financial Corp	11,383
60	Reinsurance Group of America Inc	9,748
101	Signature Bank/New York NY	11,950
166	State Street Corp	10,968
77	T Rowe Price Group Inc	8,917
9,359	Travelers Cos Inc	1,226,590
32,103	US Bancorp	1,830,513
182	Voya Financial Inc.	9,821
55	Willis Towers Watson PLC	10,279
190	Zions Bancorp NA	9,209
	Total Financials	20,752,359
	Health Care – 14.9%
18,058	AbbVie Inc.	1,436,514
126	Agilent Technologies Inc	9,544
1,274	Amgen Inc	271,680
30,955	Bristol-Myers Squibb Co	1,775,888
17,272	Cardinal Health Inc	854,100
226	Centene Corp, (2)	11,996
3,553	Cigna Corp	634,068
27,873	CVS Health Corp	1,850,488
10,268	Danaher Corp	1,415,136
16,738	DENTSPLY SIRONA Inc	916,908
379	Elanco Animal Health Inc, (2)	10,241
8,451	Eli Lilly & Co	962,991
13,100	Gilead Sciences Inc.	834,601
177	Henry Schein Inc, (2)	11,078

Shares	Description (1)	Value
	Health Care (continued)
6,672	Hologic Inc, (2)	$322,324
68	IQVIA Holdings Inc, (2)	9,821
63	Jazz Pharmaceuticals PLC, (2)	7,915
31,540	Merck & Co Inc	2,733,256
179	Perrigo Co PLC	9,491
83	Quest Diagnostics Inc	8,404
80	STERIS PLC	11,326
	Total Health Care	14,097,770
	Industrials – 5.9%
11,099	3M Co	1,831,224
37	AMERCO	14,986
8,648	Caterpillar Inc.	1,191,694
1,972	CH Robinson Worldwide Inc	149,162
4,063	Eaton Corp PLC	353,928
240	Flowserve Corp	11,722
31,669	Johnson Controls International plc	1,372,218
105	ManpowerGroup Inc	9,547
8,160	Nielsen Holdings PLC	164,506
170	Owens Corning	10,418
137	PACCAR Inc	10,420
2,018	Parker-Hannifin Corp	370,283
243	Pentair PLC	10,077
56	Rockwell Automation Inc	9,631
23	Roper Technologies Inc	7,750
63	Stanley Black & Decker Inc.	9,534
98	United Rentals Inc, (2)	13,090
	Total Industrials	5,540,190
	Information Technology – 11.5%
47,085	Cisco Systems Inc	2,237,008
228	FLIR Systems Inc	11,756
76,068	Hewlett Packard Enterprise Co	1,248,276
61,550	HP Inc	1,069,123
55,997	Intel Corp	3,165,510
14,635	International Business Machines Corp	1,957,139
1,237	Lam Research Corp	335,276
8,107	TE Connectivity Ltd	725,577
4,148	Western Union Co	103,949
	Total Information Technology	10,853,614
	Materials – 3.6%
3,164	International Flavors & Fragrances Inc	386,040
9,654	International Paper Co	421,687

Nuveen ESG Large-Cap Value ETF (NULV) (continued)
Portfolio of Investments    October 31, 2019
Shares	Description (1)	Value
	Materials (continued)
19,740	Mosaic Co	$392,431
11,280	Newmont Goldcorp Corp	448,154
10,990	PPG Industries Inc	1,375,069
222	Sealed Air Corp	9,273
13,482	Steel Dynamics Inc.	409,313
	Total Materials	3,441,967
	Real Estate – 4.5%
844	Digital Realty Trust Inc.	107,222
16,086	Equity Residential	1,426,185
470	HCP Inc	17,681
21,006	Host Hotels & Resorts Inc	344,288
365	Iron Mountain Inc	11,972
397	Jones Lang LaSalle Inc.	58,168
17,929	Prologis Inc	1,573,449
133	Regency Centers Corp	8,943
418	UDR Inc	21,005
2,049	Ventas Inc	133,390
6,037	WP Carey Inc	555,766
	Total Real Estate	4,258,069
	Utilities – 6.8%
7,130	American Water Works Co Inc.	878,915
14,896	Consolidated Edison Inc	1,373,709
16,147	Eversource Energy	1,352,150
22,534	Public Service Enterprise Group Inc.	1,426,628
9,846	Sempra Energy	1,422,845
	Total Utilities	6,454,247
	Total Long-Term Investments (cost $89,475,872)	94,339,253

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.1%
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 0.1%
$ 110	Federal Home Loan Banks, Discount Notes	0.000%	11/01/19	N/R	$ 110,000
	Total Short-Term Investments (cost $110,000)				110,000
	Total Investments (cost $89,585,872) – 99.9%				94,449,253
	Other Assets Less Liabilities – 0.1%				120,101
	Net Assets – 100%				$ 94,569,354

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
See accompanying notes to financial statements.

Nuveen ESG Mid-Cap Growth ETF (NUMG)
Portfolio of Investments    October 31, 2019
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.9%
	COMMON STOCKS – 99.9%
	Communication Services – 5.9%
500	Discovery Inc, Class C, (2)	$12,620
9,176	Liberty Broadband Corp, Class C, (2)	1,083,410
57,580	Snap Inc, Class A, (2)	867,155
7,953	Take-Two Interactive Software Inc., (2)	957,144
6,056	TripAdvisor Inc, (2)	244,662
	Total Communication Services	3,164,991
	Consumer Discretionary – 10.3%
3,036	Advance Auto Parts Inc	493,289
2,892	Domino's Pizza Inc	785,525
28,090	LKQ Corp, (2)	954,779
3,707	Lululemon Athletica Inc, (2)	757,229
14,768	Norwegian Cruise Line Holdings Ltd	749,624
3,220	Roku Inc, (2)	473,984
2,209	Tractor Supply Co	209,899
8,689	Under Armour Inc, Class A, (2)	179,428
13,147	Under Armour Inc, Class C, (2)	243,220
7,463	Wayfair Inc, Class A, (2)	613,682
	Total Consumer Discretionary	5,460,659
	Consumer Staples – 1.6%
546	Lamb Weston Holdings Inc	42,610
5,177	McCormick & Co Inc	831,892
	Total Consumer Staples	874,502
	Energy – 1.8%
15,866	Cheniere Energy Inc, (2)	976,552
	Financials – 3.9%
1,915	FactSet Research Systems Inc	485,491
5,492	First Republic Bank/CA	584,129
1,977	MarketAxess Holdings Inc	728,702
1,252	SVB Financial Group, (2)	277,293
	Total Financials	2,075,615
	Health Care – 18.5%
3,712	Align Technology Inc, (2)	936,500
8,608	DaVita Inc, (2)	504,429
3,694	DexCom Inc, (2)	569,763

Shares	Description (1)	Value
	Health Care (continued)
10,544	Henry Schein Inc, (2)	$659,896
4,555	IDEXX Laboratories Inc, (2)	1,298,221
4,848	Laboratory Corp of America Holdings, (2)	798,805
1,607	Mettler-Toledo International Inc, (2)	1,132,839
10,723	PerkinElmer Inc	921,749
8,533	ResMed Inc	1,262,201
4,916	STERIS PLC	695,958
77	Varian Medical Systems Inc, (2)	9,302
4,944	Waters Corp, (2)	1,046,249
	Total Health Care	9,835,912
	Industrials – 23.0%
4,528	Acuity Brands Inc	565,049
1,797	Allegion PLC	208,524
8,224	CH Robinson Worldwide Inc	622,064
4,755	Cintas Corp	1,277,526
13,878	Copart Inc, (2)	1,146,878
10,897	Dover Corp	1,132,089
7,479	Expeditors International of Washington Inc	545,518
14,414	Fastenal Co	518,039
895	Fortune Brands Home & Security Inc	53,745
14,287	HD Supply Holdings Inc, (2)	564,908
2,505	Kansas City Southern	352,654
3,328	Lennox International Inc	823,214
5,744	Middleby Corp, (2)	694,737
12,018	Robert Half International Inc	688,271
11,493	Spirit AeroSystems Holdings Inc, Class A	940,357
2,350	United Rentals Inc, (2)	313,890
2,486	WW Grainger Inc	767,776
13,112	Xylem Inc/NY	1,005,559
	Total Industrials	12,220,798
	Information Technology – 23.9%
11,710	Akamai Technologies Inc, (2)	1,012,915
2,861	ANSYS Inc, (2)	629,849
2,369	Arista Networks Inc, (2)	579,386
8,029	Broadridge Financial Solutions Inc	1,005,391
9,037	Cadence Design Systems Inc, (2)	590,568
1,977	Citrix Systems Inc	215,216
3,483	Cognex Corp	179,340
16,957	DocuSign Inc, (2)	1,122,384
12,520	FLIR Systems Inc	645,531
11,165	Fortinet Inc, (2)	910,618

Nuveen ESG Mid-Cap Growth ETF (NUMG) (continued)
Portfolio of Investments    October 31, 2019
Shares	Description (1)	Value
	Information Technology (continued)
4,095	Jack Henry & Associates Inc	$579,688
10,802	Keysight Technologies Inc, (2)	1,090,030
10,458	Maxim Integrated Products Inc	613,466
2,523	Okta Inc, (2)	275,184
11,674	ON Semiconductor Corp, (2)	238,150
3,130	Paycom Software Inc, (2)	662,089
10,216	PTC Inc, (2)	683,553
1,271	Skyworks Solutions Inc	115,737
19,330	Trimble Inc, (2)	770,107
7,073	Twilio Inc, Class A, (2)	682,969
523	Zebra Technologies Corp, Class A, (2)	124,406
	Total Information Technology	12,726,577
	Materials – 5.7%
107,641	Amcor PLC	1,024,743
3,308	Avery Dennison Corp	422,961
15,268	Axalta Coating Systems Ltd	450,253
16,461	Ball Corp	1,151,776
	Total Materials	3,049,733
	Real Estate – 4.6%
20,896	CBRE Group Inc, Class A, (2)	1,118,981
5,411	SBA Communications Corp	1,302,157
	Total Real Estate	2,421,138
	Utilities – 0.7%
2,948	American Water Works Co Inc.	363,400
	Total Long-Term Investments (cost $49,704,970)	53,169,877
	Other Assets Less Liabilities – 0.1%	51,752
	Net Assets – 100%	$ 53,221,629
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
See accompanying notes to financial statements.

Nuveen ESG Mid-Cap Value ETF (NUMV)
Portfolio of Investments    October 31, 2019
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.8%
	COMMON STOCKS – 99.8%
	Communication Services – 3.1%
63,980	CenturyLink Inc	$827,901
277	Discovery Inc, Class A, (2)	7,466
29,769	Discovery Inc, Class C, (2)	751,370
147	TripAdvisor Inc, (2)	5,939
4,901	Viacom Inc, Class B	105,666
	Total Communication Services	1,698,342
	Consumer Discretionary – 17.4%
6,234	Best Buy Co Inc.	447,788
7,882	BorgWarner Inc	328,522
6,325	Gap Inc	102,844
11,998	Garmin Ltd	1,124,812
11,294	Genuine Parts Co	1,158,539
20,570	Hanesbrands Inc	312,870
9,201	Harley-Davidson Inc	358,011
8,249	Hasbro Inc	802,710
5,603	Mohawk Industries Inc, (2)	803,358
45,066	Newell Brands Inc.	854,902
2,158	Nordstrom Inc	77,472
7,227	Norwegian Cruise Line Holdings Ltd, (2)	366,843
2,310	Roku Inc, (2)	340,032
16,853	Tapestry Inc	435,819
8,445	Tiffany & Co	1,051,487
3,838	Vail Resorts Inc	891,836
	Total Consumer Discretionary	9,457,845
	Consumer Staples – 4.4%
15,733	Bunge Ltd	849,582
15,305	Campbell Soup Co	708,775
790	Ingredion Inc	62,410
4,947	McCormick & Co Inc	794,933
	Total Consumer Staples	2,415,700
	Energy – 2.8%
45,362	National Oilwell Varco Inc	1,026,088
25,948	TechnipFMC PLC	511,954
	Total Energy	1,538,042

Nuveen ESG Mid-Cap Value ETF (NUMV) (continued)
Portfolio of Investments    October 31, 2019
Shares	Description (1)	Value
	Financials – 21.4%
458	Affiliated Managers Group Inc	$36,585
5,298	Ally Financial Inc	162,278
27,877	Arch Capital Group Ltd, (2)	1,164,144
12,486	Arthur J Gallagher & Co	1,138,973
6,960	Assurant Inc	877,447
31,398	AXA Equitable Holdings Inc	678,197
22,996	Citizens Financial Group Inc	808,539
121	Comerica Inc	7,916
26,363	Fifth Third Bancorp	766,636
40,743	Huntington Bancshares Inc/OH	575,699
52,732	Invesco Ltd	886,952
17,983	Lincoln National Corp	1,015,680
9,839	Nasdaq Inc.	981,637
26,038	People's United Financial Inc	421,034
10,682	Principal Financial Group Inc	570,205
6,119	Reinsurance Group of America Inc	994,154
4,809	Signature Bank/New York NY	569,001
	Total Financials	11,655,077
	Health Care – 3.8%
14,415	DENTSPLY SIRONA Inc	789,654
3,910	Jazz Pharmaceuticals PLC, (2)	491,213
7,595	Quest Diagnostics Inc	768,994
	Total Health Care	2,049,861
	Industrials – 7.9%
2,055	AMERCO	832,357
3,370	CH Robinson Worldwide Inc	254,907
3,120	ManpowerGroup Inc	283,670
974	Masco Corp	45,047
34,804	Nielsen Holdings PLC	701,649
14,542	Owens Corning	891,134
9,266	Pentair PLC	384,261
5,705	Snap-on Inc	928,032
52	United Rentals Inc, (2)	6,946
	Total Industrials	4,328,003
	Information Technology – 8.2%
16,050	FLIR Systems Inc	827,538
8,958	Juniper Networks Inc	222,337
44,209	Marvell Technology Group Ltd	1,078,257
23,253	Sabre Corp	545,980
4,161	Skyworks Solutions Inc	378,901
42,512	Western Union Co	1,065,351

Shares	Description (1)	Value
	Information Technology (continued)
10,377	Xerox Holdings Corp	$ 352,092
	Total Information Technology	4,470,456
	Materials – 6.2%
6,947	Celanese Corp	841,629
8,600	International Flavors & Fragrances Inc	1,049,286
29,572	Mosaic Co	587,891
13,415	Sealed Air Corp	560,345
10,562	Steel Dynamics Inc.	320,662
759	Westrock Co	28,364
	Total Materials	3,388,177
	Real Estate – 17.9%
29,429	Duke Realty Corp	1,034,135
32,010	HCP Inc	1,204,216
61,639	Host Hotels & Resorts Inc	1,010,263
28,556	Iron Mountain Inc	936,637
6,348	Jones Lang LaSalle Inc.	930,109
16,477	Kimco Realty Corp	355,244
16,459	Liberty Property Trust	972,233
8,379	Mid-America Apartment Communities Inc.	1,164,597
7,524	Regency Centers Corp	505,914
21,613	UDR Inc	1,086,053
6,280	WP Carey Inc	578,137
	Total Real Estate	9,777,538
	Utilities – 6.7%
8,460	American Water Works Co Inc.	1,042,864
18,514	CMS Energy Corp	1,183,415
17,232	Eversource Energy	1,443,008
	Total Utilities	3,669,287
	Total Long-Term Investments (cost $51,857,161)	54,448,328

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.2%
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 0.2%
$ 100	Federal Home Loan Banks, Discount Notes	0.000%	11/01/19	N/R	$ 100,000
	Total Short-Term Investments (cost $100,000)				100,000
	Total Investments (cost $51,957,161) – 100.0%				54,548,328
	Other Assets Less Liabilities – 0.0%				24,313
	Net Assets – 100%				$ 54,572,641

Nuveen ESG Mid-Cap Value ETF (NUMV) (continued)
Portfolio of Investments    October 31, 2019
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
See accompanying notes to financial statements.

Nuveen ESG Small-Cap ETF (NUSC)
Portfolio of Investments    October 31, 2019
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.9%
	COMMON STOCKS – 99.9%
	Communication Services – 2.5%
6,349	Boingo Wireless Inc, (2)	$60,125
65	Cable One Inc	86,149
1,014	Cinemark Holdings Inc	37,112
10,632	comScore Inc, (2)	24,560
5,968	Emerald Expositions Events Inc	58,009
25,667	Gannett Co Inc	278,487
8,393	GCI Liberty Inc, Class A, (2)	587,342
29,614	Globalstar Inc, (2)	11,313
14,022	Gogo Inc, (2)	86,235
8,632	Gray Television Inc	141,651
10,816	John Wiley & Sons Inc, Class A	498,293
2,833	Loral Space & Communications Inc, (2)	113,292
1,919	Madison Square Garden Co, (2)	512,220
3,205	Marcus Corp	115,701
13,478	National CineMedia Inc	113,148
14,600	New York Times Co	451,140
17,622	ORBCOMM Inc, (2)	70,664
5,145	Rosetta Stone Inc, (2)	98,578
7,352	Scholastic Corp	283,052
12,712	TEGNA Inc.	191,061
5,359	WideOpenWest Inc, (2)	34,030
5,680	World Wrestling Entertainment Inc, Class A	318,307
	Total Communication Services	4,170,469
	Consumer Discretionary – 11.7%
9,781	Aaron's Inc.	732,890
23,338	American Axle & Manufacturing Holdings Inc	195,106
1,105	American Eagle Outfitters Inc	16,995
3,743	American Public Education Inc, (2)	81,298
1,126	America's Car-Mart Inc/TX, (2)	102,455
327	Asbury Automotive Group Inc, (2)	33,724
5,738	AutoNation Inc, (2)	291,777
1,222	Big Lots Inc	26,481
8,095	Bright Horizons Family Solutions Inc, (2)	1,202,269
4,868	Brinker International Inc	216,383
926	Buckle Inc	19,372

Nuveen ESG Small-Cap ETF (NUSC) (continued)
Portfolio of Investments    October 31, 2019
Shares	Description (1)	Value
	Consumer Discretionary (continued)
21,810	Callaway Golf Co	$440,998
8,118	Camping World Holdings Inc, Class A	76,715
4,372	Carriage Services Inc	112,623
4,566	Container Store Group Inc, (2)	19,269
807	Cooper-Standard Holdings Inc, (2)	25,711
7,343	Core-Mark Holding Co Inc	224,108
7,127	Crocs Inc, (2)	249,374
8,014	Dave & Buster's Entertainment Inc, (2)	318,797
2,291	Deckers Outdoor Corp, (2)	350,294
1,128	Designer Brands Inc	18,612
1,988	Dine Brands Global Inc	145,422
5,280	Dorman Products Inc, (2)	379,896
7,391	Dunkin' Brands Group Inc	581,080
5,457	El Pollo Loco Holdings Inc, (2)	63,410
5,890	Ethan Allen Interiors Inc	116,092
7,221	Etsy Inc, (2)	321,262
2,140	Five Below Inc, (2)	267,735
1,434	Foot Locker Inc	62,393
11,220	Fossil Group Inc, (2)	122,074
6,509	Fox Factory Holding Corp, (2)	396,658
7,742	frontdoor Inc, (2)	373,397
20,292	GameStop Corp, Class A	110,388
498	Genesco Inc, (2)	19,347
1,231	Gentherm Inc, (2)	51,419
30,547	GoPro Inc, Class A, (2)	127,076
864	Graham Holdings Co, Class B	544,026
3,344	Green Brick Partners Inc, (2)	33,674
2,363	Group 1 Automotive Inc	234,977
5,304	Helen of Troy Ltd, (2)	794,327
2,833	Hooker Furniture Corp	67,057
4,609	Houghton Mifflin Harcourt Co, (2)	29,774
3,589	iRobot Corp, (2)	172,487
528	Johnson Outdoors Inc, Class A	30,914
4,558	Kontoor Brands Inc	173,204
3,968	La-Z-Boy Inc.	140,904
1,112	LGI Homes Inc, (2)	87,270
884	Lithia Motors Inc, Class A	139,212
5,100	Malibu Boats Inc, Class A, (2)	166,362
5,391	MarineMax Inc, (2)	83,291
3,246	Marriott Vacations Worldwide Corp	356,833
4,523	MasterCraft Boat Holdings Inc, (2)	71,237

Shares	Description (1)	Value
	Consumer Discretionary (continued)
48,194	Mattel Inc	$575,436
2,741	Meritage Homes Corp, (2)	197,599
15,008	Michaels Cos Inc, (2)	131,020
4,855	Modine Manufacturing Co	55,493
3,217	Monro Inc	225,544
3,868	Movado Group Inc	100,761
1,531	Murphy USA Inc, (2)	180,551
6,747	National Vision Holdings Inc, (2)	160,579
6,185	Noodles & Co, (2)	32,966
105,861	Office Depot Inc	218,074
4,113	Planet Fitness Inc, Class A, (2)	261,834
4,574	Pool Corp	948,648
4,570	Quotient Technology Inc, (2)	39,348
3,239	Red Robin Gourmet Burgers Inc, (2)	98,789
2,960	Rent-A-Center Inc/TX	76,575
18,611	Sally Beauty Holdings Inc, (2)	288,470
34,222	Service Corp International/US	1,556,417
13,179	ServiceMaster Global Holdings Inc, (2)	532,168
5,319	Shake Shack Inc, Class A, (2)	437,647
9,410	Signet Jewelers Ltd	150,936
5,983	Sleep Number Corp, (2)	287,902
5,086	Sonos Inc, (2)	66,525
4,416	Stitch Fix Inc, Class A, (2)	100,950
10,583	Tenneco Inc, Class A	133,240
8,003	Tile Shop Holdings Inc	13,445
11,976	Tupperware Brands Corp	115,329
3,309	Unifi Inc, (2)	90,336
4,607	Visteon Corp, (2)	428,543
23,947	Wendy's Co	507,197
224	Winmark Corp	40,320
2,745	Wolverine World Wide Inc	81,472
9,520	WW International Inc, (2)	331,962
3,761	YETI Holdings Inc, (2)	125,279
714	Zumiez Inc, (2)	22,784
	Total Consumer Discretionary	19,632,588
	Consumer Staples – 3.1%
22,148	BJ's Wholesale Club Holdings Inc, (2)	591,352
1,402	Casey's General Stores Inc	239,476
27,896	Darling Ingredients Inc, (2)	538,393
12,592	Energizer Holdings Inc	535,034
2,524	Farmer Brothers Co	32,383

Nuveen ESG Small-Cap ETF (NUSC) (continued)
Portfolio of Investments    October 31, 2019
Shares	Description (1)	Value
	Consumer Staples (continued)
7,687	Fresh Del Monte Produce Inc	$245,215
6,640	Freshpet Inc, (2)	347,006
10,644	Hain Celestial Group Inc, (2)	251,624
10,517	Herbalife Nutrition Ltd	469,794
2,498	Medifast Inc	277,128
3,254	Nu Skin Enterprises Inc, Class A	145,063
1,480	Performance Food Group Co, (2)	63,063
3,016	PriceSmart Inc	223,486
16,929	Simply Good Foods Co, (2)	415,438
1,783	SpartanNash Co	23,348
1,577	Sprouts Farmers Market Inc, (2)	30,610
3,728	TreeHouse Foods Inc, (2)	201,387
12,303	United Natural Foods Inc, (2)	92,272
11,165	US Foods Holding Corp, (2)	442,916
1,357	USANA Health Sciences Inc, (2)	100,567
	Total Consumer Staples	5,265,555
	Energy – 2.6%
56,077	Antero Midstream Corp	361,136
12,768	Apergy Corp, (2)	321,371
32,215	Archrock Inc	310,553
9,810	Cactus Inc, Class A	291,553
34,895	Clean Energy Fuels Corp, (2)	78,514
6,071	Core Laboratories NV	267,367
5,578	Delek US Holdings Inc.	222,841
3,140	DMC Global Inc	140,484
7,900	Dril-Quip Inc, (2)	324,058
53,407	Equitrans Midstream Corp	743,425
7,313	Exterran Corp, (2)	92,656
16,147	Forum Energy Technologies Inc, (2)	18,730
21,108	Frank's International NV	103,429
7,777	FTS International Inc, (2)	11,821
9,391	Green Plains Inc	115,791
3,041	Helix Energy Solutions Group Inc., (2)	26,122
3,708	Liberty Oilfield Services Inc, Class A	34,151
6,313	Matrix Service Co, (2)	118,432
45,763	McDermott International Inc, (2)	74,594
13,317	Newpark Resources Inc, (2)	79,902
28,284	NexTier Oilfield Solutions Inc, (2)	122,187
3,432	Oceaneering International Inc	48,597
3,487	Oil States International Inc, (2)	49,759
9,316	Renewable Energy Group Inc, (2)	152,223

Shares	Description (1)	Value
	Energy (continued)
13,183	Select Energy Services Inc, Class A, (2)	$100,191
29,269	TETRA Technologies Inc, (2)	49,757
9,640	US Silica Holdings Inc	42,994
	Total Energy	4,302,638
	Financials – 15.5%
3,525	Amalgamated Bank, Class A	64,190
9,471	Ameris Bancorp	405,832
28,710	Apollo Commercial Real Estate Finance Inc	525,393
5,491	Atlantic Capital Bancshares Inc, (2)	102,407
921	Atlantic Union Bankshares Corp	33,948
4,424	Bancorp Inc, (2)	48,222
10,172	BancorpSouth Bank	311,975
328	Bank of Hawaii Corp	28,638
27,885	Bank OZK	782,453
22,795	BankUnited Inc	781,869
2,747	Banner Corp	148,283
2,416	BOK Financial Corp	186,394
45,377	Brown & Brown Inc	1,709,805
4,116	Byline Bancorp Inc, (2)	71,371
10,820	Cadence BanCorp	166,412
11,581	Capstead Mortgage Corp	89,521
4,514	Cathay General Bancorp	160,563
1,212	CBTX Inc	34,724
30,684	Chimera Investment Corp	621,658
4,635	Cohen & Steers Inc	303,314
4,089	Columbia Banking System Inc	160,698
6,464	Cowen Inc, (2)	96,766
4,172	Crawford & Co, Class A	44,181
2,290	Cullen/Frost Bankers Inc	206,283
3,506	Customers Bancorp Inc, (2)	82,671
4,619	CVB Financial Corp	95,983
301	Diamond Hill Investment Group Inc	42,399
7,684	Donnelley Financial Solutions Inc, (2)	86,829
4,255	eHealth Inc, (2)	293,765
3,681	Equity Bancshares Inc, Class A, (2)	102,185
4,558	Evercore Inc., Class A	335,651
689	Federal Agricultural Mortgage Corp, Class C	58,351
26,349	First American Financial Corp	1,627,841
4,877	First Financial Bancorp	114,317
2,250	First Hawaiian Inc	61,493
2,246	First Interstate BancSystem Inc, Class A	94,242

Nuveen ESG Small-Cap ETF (NUSC) (continued)
Portfolio of Investments    October 31, 2019
Shares	Description (1)	Value
	Financials (continued)
17,433	First Midwest Bancorp Inc/IL	$358,074
6,001	FirstCash Inc	506,424
7,598	Flagstar Bancorp Inc.	276,111
14,462	Fulton Financial Corp	246,722
122,426	Genworth Financial Inc, Class A	523,983
3,148	Glacier Bancorp Inc	133,223
12,549	Granite Point Mortgage Trust Inc	233,411
3,059	Great Western Bancorp Inc	106,667
12,377	Green Dot Corp, Class A, (2)	356,953
7,229	Hancock Whitney Corp	281,931
4,869	Hanover Insurance Group Inc	641,296
1,329	Heartland Financial USA Inc.	62,171
789	Heritage Financial Corp/WA	21,721
3,875	HomeStreet Inc	116,289
3,346	Hope Bancorp Inc	47,747
2,305	Independent Bank Corp	189,194
808	International Bancshares Corp	33,096
1,901	INTL FCStone Inc, (2)	76,040
58,299	Investors Bancorp Inc	702,503
2,012	Janus Henderson Group PLC	46,538
5,681	KKR Real Estate Finance Trust Inc	113,904
1,207	LegacyTexas Financial Group Inc	51,346
3,774	Legg Mason Inc	140,619
6,241	Live Oak Bancshares Inc	113,274
375	LPL Financial Holdings Inc	30,315
697	Meta Financial Group Inc	22,067
51,966	MGIC Investment Corp	712,454
4,726	Midland States Bancorp Inc	126,657
2,897	Morningstar Inc	468,851
17,961	Mr Cooper Group Inc, (2)	229,901
996	National Bank Holdings Corp, Class A	34,262
61,117	New York Community Bancorp Inc	712,013
13,513	On Deck Capital Inc, (2)	60,268
1,321	Opus Bank	32,748
2,177	Origin Bancorp Inc	76,609
985	Peapack Gladstone Financial Corp	28,762
10,488	PennyMac Financial Services Inc	326,491
987	People's Utah Bancorp	28,722
9,690	Pinnacle Financial Partners Inc., Class A	569,966
6,765	Popular Inc	368,422
10,961	PRA Group Inc, (2)	371,907

Shares	Description (1)	Value
	Financials (continued)
2,590	Prosperity Bancshares Inc	$178,762
2,644	Pzena Investment Management Inc, Class A	21,945
7,465	Ready Capital Corp	118,171
2,770	Redwood Trust Inc	45,262
1,038	Sandy Spring Bancorp Inc	35,811
9,577	ServisFirst Bancshares Inc	335,195
6,694	Simmons First National Corp, Class A	160,121
4,728	South State Corp	372,850
64,748	Starwood Property Trust Inc.	1,592,801
20,393	Sterling Bancorp	400,722
11,016	TCF Financial Corp	436,123
6,210	Texas Capital Bancshares Inc, (2)	335,713
5,094	Triumph Bancorp Inc, (2)	165,300
2,747	Trustmark Corp	94,277
3,683	UMB Financial Corp	240,353
23,496	Umpqua Holdings Corp	371,707
584	United Bankshares Inc/WV	23,091
3,025	Victory Capital Holdings Inc, Class A	47,069
5,459	Walker & Dunlop Inc	343,862
917	Washington Federal Inc	33,434
3,801	WesBanco Inc	142,880
868	Westamerica Bancorporation	57,305
7,708	Western Alliance Bancorp	380,236
4,778	Wintrust Financial Corp	304,932
1,712	WSFS Financial Corp	72,195
	Total Financials	25,970,396
	Health Care – 12.4%
5,576	Acadia Healthcare Co Inc, (2)	167,224
12,244	ACADIA Pharmaceuticals Inc, (2)	519,268
1,276	Accelerate Diagnostics Inc, (2)	19,650
24,921	Achillion Pharmaceuticals Inc, (2)	159,744
5,536	Aerie Pharmaceuticals Inc, (2)	122,844
871	Agios Pharmaceuticals Inc, (2)	26,200
4,490	Akcea Therapeutics Inc, (2)	82,302
13,184	Alder Biopharmaceuticals Inc, (2), (3)	11,602
34,917	Allscripts Healthcare Solutions Inc, (2)	381,992
923	Amedisys Inc, (2)	118,624
2,374	AMN Healthcare Services Inc., (2)	139,496
3,487	AnaptysBio Inc, (2)	131,530
1,311	AngioDynamics Inc, (2)	20,058
34,488	Antares Pharma Inc, (2)	115,880

Nuveen ESG Small-Cap ETF (NUSC) (continued)
Portfolio of Investments    October 31, 2019
Shares	Description (1)	Value
	Health Care (continued)
2,692	Arvinas Inc, (2)	$55,617
5,837	Assembly Biosciences Inc, (2)	96,369
14,040	Assertio Therapeutics Inc, (2)	11,093
7,569	Atara Biotherapeutics Inc, (2)	82,653
8,520	AtriCure Inc, (2)	226,547
362	Atrion Corp	305,322
4,769	Avrobio Inc, (2)	69,246
811	Axonics Modulation Technologies Inc, (2)	20,048
2,064	Axsome Therapeutics Inc, (2)	49,701
19,256	BioCryst Pharmaceuticals Inc, (2)	38,512
3,975	BioTelemetry Inc, (2)	156,456
3,536	Bluebird Bio Inc, (2)	286,416
18,781	Brookdale Senior Living Inc, (2)	138,040
9,499	Bruker Corp	422,705
8,108	Cantel Medical Corp	590,992
5,498	Cardiovascular Systems Inc, (2)	244,771
5,377	Catalent Inc, (2)	261,591
8,929	Cerus Corp, (2)	38,841
1,704	Chemed Corp	671,223
11,370	Coherus Biosciences Inc, (2)	197,497
6,345	Collegium Pharmaceutical Inc, (2)	76,140
3,189	Computer Programs & Systems Inc	73,570
1,214	CorVel Corp, (2)	96,052
12,467	Covetrus Inc, (2)	123,610
3,649	Cyclerion Therapeutics Inc, (2)	8,721
10,009	Cymabay Therapeutics Inc, (2)	44,940
12,427	Denali Therapeutics Inc, (2)	194,731
9,253	Dicerna Pharmaceuticals Inc, (2)	152,582
2,758	Eagle Pharmaceuticals Inc/DE, (2)	172,927
1,070	Encompass Health Corp	68,501
3,070	Ensign Group Inc	129,707
2,477	Evolus Inc, (2)	39,508
5,814	FibroGen Inc, (2)	227,618
8,051	Flexion Therapeutics Inc, (2)	138,236
6,454	G1 Therapeutics Inc, (2)	136,954
11,565	GenMark Diagnostics Inc, (2)	64,880
3,723	Glaukos Corp, (2)	237,639
6,488	Global Blood Therapeutics Inc, (2)	311,100
4,890	Globus Medical Inc, Class A, (2)	256,089
2,896	Guardant Health Inc, (2)	201,272
5,356	Haemonetics Corp, (2)	646,630

Shares	Description (1)	Value
	Health Care (continued)
7,862	Halozyme Therapeutics Inc, (2)	$120,446
3,085	Hanger Inc, (2)	69,752
668	Heska Corp, (2)	54,121
1,166	Hill-Rom Holdings Inc	122,068
6,568	HMS Holdings Corp, (2)	214,708
4,856	Homology Medicines Inc, (2)	63,759
6,613	Horizon Therapeutics Plc, (2)	191,182
18,546	Immunomedics Inc, (2)	296,736
12,678	Insmed Inc, (2)	235,684
7,089	Intersect ENT Inc, (2)	126,326
2,254	KalVista Pharmaceuticals Inc, (2)	23,892
10,797	Karyopharm Therapeutics Inc, (2)	126,325
2,398	Kiniksa Pharmaceuticals Ltd, Class A, (2)	16,906
706	LeMaitre Vascular Inc	24,428
3,873	Ligand Pharmaceuticals Inc, (2)	421,421
2,766	Magellan Health Inc, (2)	179,513
8,222	Medicines Co, (2)	431,573
6,036	MEDNAX Inc, (2)	132,551
8,410	Merit Medical Systems Inc, (2)	173,708
3,676	Mirati Therapeutics Inc, (2)	346,206
2,222	MyoKardia Inc, (2)	127,387
2,828	National Research Corp	162,412
16,957	NeoGenomics Inc, (2)	388,824
3,832	NextGen Healthcare Inc, (2)	64,780
950	Odonate Therapeutics Inc, (2)	30,172
80,794	OPKO Health Inc, (2)	114,727
3,870	Optinose Inc, (2)	30,263
14,400	OraSure Technologies Inc, (2)	122,976
3,319	Orthofix Medical Inc, (2)	139,498
2,042	OrthoPediatrics Corp, (2)	78,985
3,007	Patterson Cos Inc	51,510
1,538	Pennant Group Inc, (2)	27,669
1,717	Penumbra Inc, (2)	267,800
2,960	PetIQ Inc, (2)	73,171
4,640	Phibro Animal Health Corp, Class A	111,174
1,251	Premier Inc, Class A, (2)	40,758
18,754	Progenics Pharmaceuticals Inc, (2)	99,584
6,773	Prothena Corp PLC, (2)	61,634
7,286	Quidel Corp, (2)	414,573
4,495	Quotient Ltd, (2)	36,095
15,855	R1 RCM Inc, (2)	168,539

Nuveen ESG Small-Cap ETF (NUSC) (continued)
Portfolio of Investments    October 31, 2019
Shares	Description (1)	Value
	Health Care (continued)
1,554	Reata Pharmaceuticals Inc., Class A, (2)	$320,248
7,906	Repligen Corp, (2)	628,448
5,495	Revance Therapeutics Inc, (2)	86,052
4,169	Sage Therapeutics Inc, (2)	565,525
28,270	Senseonics Holdings Inc, (2)	33,076
5,378	Spark Therapeutics Inc, (2)	587,116
5,274	STAAR Surgical Co, (2)	172,882
1,130	Supernus Pharmaceuticals Inc, (2)	31,403
3,260	Surmodics Inc, (2)	154,883
2,484	Tactile Systems Technology Inc, (2)	112,823
3,952	Tandem Diabetes Care Inc, (2)	243,364
1,542	Teladoc Health Inc, (2)	118,117
30,446	TherapeuticsMD Inc, (2)	80,986
2,024	Theravance Biopharma Inc, (2)	32,627
2,912	Tilray Inc, (2)	64,967
11,073	Tivity Health Inc, (2)	179,493
43,356	TransEnterix Inc, (2)	9,894
1,825	Tricida Inc, (2)	68,273
2,812	Triple-S Management Corp, Class B, (2)	42,546
4,728	Ultragenyx Pharmaceutical Inc, (2)	189,782
3,633	uniQure NV	181,795
1,557	US Physical Therapy Inc	220,269
3,302	Vocera Communications Inc, (2)	65,776
6,233	West Pharmaceutical Services Inc	896,555
1,613	Y-mAbs Therapeutics Inc, (2)	50,245
33,378	ZIOPHARM Oncology Inc, (2)	140,855
2,458	Zogenix Inc, (2)	109,750
	Total Health Care	20,753,047
	Industrials – 15.1%
920	AAON Inc	44,767
7,371	ABM Industries Inc	268,747
24,006	ACCO Brands Corp	219,655
10,485	Actuant Corp, Class A	259,713
36,801	ADT Inc	284,840
1,054	Advanced Drainage Systems Inc	39,019
4,193	Aegion Corp, (2)	90,862
12,377	Allison Transmission Holdings Inc	539,761
1,885	Arcosa Inc	72,403
3,035	Armstrong Flooring Inc, (2)	18,635
2,746	Armstrong World Industries Inc	256,833
5,482	ASGN Inc, (2)	348,600

Shares	Description (1)	Value
	Industrials (continued)
5,643	Astronics Corp, (2)	$163,308
6,445	Avis Budget Group Inc, (2)	191,481
6,743	Axon Enterprise Inc, (2)	344,770
1,723	Barnes Group Inc	100,709
12,876	Bloom Energy Corp, Class A, (2)	39,401
2,340	Brady Corp, Class A	131,836
5,582	Briggs & Stratton Corp	41,139
10,271	Builders FirstSource Inc, (2)	232,227
6,718	Carlisle Cos Inc	1,022,950
6,416	Chart Industries Inc, (2)	376,170
1,473	Comfort Systems USA Inc	74,254
5,027	Cubic Corp	370,691
6,088	Donaldson Co Inc	321,081
4,986	EMCOR Group Inc.	437,322
4,228	EnerSys	282,684
6,156	ESCO Technologies Inc	520,120
19,771	Evoqua Water Technologies Corp, (2)	343,422
8,996	Franklin Electric Co Inc	484,435
1,944	FTI Consulting Inc, (2)	211,643
7,202	GATX Corp	572,919
12,367	Generac Holdings Inc, (2)	1,194,405
5,483	Genesee & Wyoming Inc., Class A, (2)	608,778
1,434	Granite Construction Inc	33,756
3,843	Great Lakes Dredge & Dock Corp	41,312
11,350	Healthcare Services Group Inc	276,486
3,960	Heartland Express Inc	82,764
4,470	Heidrick & Struggles International Inc	127,216
3,321	Herman Miller Inc	154,427
8,359	Hexcel Corp	623,749
1,925	Hub Group Inc, Class A, (2)	88,165
794	Huron Consulting Group Inc, (2)	52,515
1,516	Hyster-Yale Materials Handling Inc	76,892
4,507	IAA Inc, (2)	171,942
6,637	Insperity Inc	701,066
6,791	Interface Inc	112,934
1,733	KAR Auction Services Inc	43,082
3,856	Korn Ferry	141,477
3,140	Kratos Defense & Security Solutions Inc, (2)	59,283
3,328	Lincoln Electric Holdings Inc	298,089
862	Lindsay Corp	81,381
17,668	Macquarie Infrastructure Corp	762,198

Nuveen ESG Small-Cap ETF (NUSC) (continued)
Portfolio of Investments    October 31, 2019
Shares	Description (1)	Value
	Industrials (continued)
7,787	Matthews International Corp, Class A	$287,963
3,141	McGrath RentCorp	239,690
4,295	Mercury Systems Inc, (2)	316,370
9,991	Mobile Mini Inc	375,861
530	Moog Inc., Class A	44,366
650	MSA Safety Inc	78,046
1,556	MYR Group Inc, (2)	53,542
10,922	Navistar International Corp, (2)	341,640
2,308	Oshkosh Corp	197,057
44,184	Pitney Bowes Inc	194,410
6,033	Quad/Graphics Inc.	27,330
12,339	Quanta Services Inc	518,855
7,504	Raven Industries Inc	261,740
17,641	Resideo Technologies Inc, (2)	168,119
17,329	RR Donnelley & Sons Co	75,554
4,582	Ryder System Inc	222,823
1,740	Schneider National Inc, Class B	39,794
9,517	SiteOne Landscape Supply Inc, (2)	838,067
7,387	Steelcase Inc, Class A	129,051
13,248	Sunrun Inc, (2)	205,874
6,976	Team Inc, (2)	126,684
869	Teledyne Technologies Inc, (2)	286,422
2,788	Tetra Tech Inc	243,866
13,440	Toro Co	1,036,627
3,170	Trex Co Inc, (2)	278,611
9,455	TriMas Corp, (2)	305,586
3,309	TriNet Group Inc, (2)	175,344
7,328	TrueBlue Inc, (2)	167,811
1,316	UniFirst Corp/MA	264,305
5,126	Valmont Industries Inc	703,236
3,070	Veritiv Corp, (2)	41,875
13,247	Wabash National Corp	188,902
32,909	Welbilt Inc, (2)	623,955
7,995	Wesco Aircraft Holdings Inc, (2)	88,105
9,451	WESCO International Inc, (2)	473,968
13,357	WillScot Corp, (2)	210,506
9,075	Woodward Inc	967,940
	Total Industrials	25,238,209
	Information Technology – 17.4%
15,837	ACI Worldwide Inc, (2)	497,123
5,450	ADTRAN Inc	48,015

Shares	Description (1)	Value
	Information Technology (continued)
7,868	Anixter International Inc, (2)	$651,077
19,132	Arlo Technologies Inc, (2)	65,240
1,885	Aspen Technology Inc, (2)	216,982
27,448	Avaya Holdings Corp, (2)	331,846
5,900	Avnet Inc.	233,404
6,955	Badger Meter Inc	401,999
9,194	Belden Inc	471,468
16,414	Black Knight Inc, (2)	1,053,779
4,146	Blackbaud Inc	348,057
1,777	Blackline Inc, (2)	83,057
23,624	Booz Allen Hamilton Holding Corp	1,662,421
7,153	Cabot Microelectronics Corp	1,080,961
8,158	CalAmp Corp, (2)	91,533
4,414	Ceridian HCM Holding Inc, (2)	212,976
2,216	Ciena Corp, (2)	82,258
13,982	Cirrus Logic Inc, (2)	950,217
20,110	Cision Ltd, (2)	202,508
23,077	CommScope Holding Co Inc, (2)	258,462
44,119	Conduent Inc, (2)	272,655
6,796	Coupa Software Inc, (2)	934,382
9,494	Cree Inc, (2)	453,149
4,714	CTS Corp	125,770
8,935	Daktronics Inc	61,294
6,206	Dolby Laboratories Inc, Class A	399,232
2,211	Elastic NV, (2)	159,214
24,006	Entegris Inc	1,152,288
11,027	Envestnet Inc, (2)	689,077
552	ePlus Inc, (2)	43,128
8,220	ExlService Holdings Inc, (2)	572,359
429	Fabrinet, (2)	24,123
2,371	Fair Isaac Corp	720,879
12,523	First Solar Inc, (2)	648,566
8,041	Five9 Inc, (2)	446,356
1,496	HubSpot Inc, (2)	232,030
12,307	Infinera Corp, (2)	68,796
6,743	Insight Enterprises Inc, (2)	413,885
7,615	InterDigital Inc	408,392
5,461	Itron Inc, (2)	416,456
2,043	Kimball Electronics Inc, (2)	30,359
16,165	Kulicke & Soffa Industries Inc	383,838
8,583	LivePerson Inc, (2)	352,332

Nuveen ESG Small-Cap ETF (NUSC) (continued)
Portfolio of Investments    October 31, 2019
Shares	Description (1)	Value
	Information Technology (continued)
12,195	LogMeIn Inc	$800,968
5,773	Lumentum Holdings Inc, (2)	361,736
10,270	Manhattan Associates Inc, (2)	769,736
8,884	Methode Electronics Inc	305,610
7,154	Mimecast Ltd, (2)	284,085
3,004	MobileIron Inc, (2)	18,805
2,264	Model N Inc, (2)	67,445
2,782	MTS Systems Corp	157,127
5,730	Nanometrics Inc, (2)	184,506
3,647	National Instruments Corp	150,949
12,276	NCR Corp, (2)	358,582
2,364	NETGEAR Inc., (2)	64,230
6,074	New Relic Inc, (2)	389,100
534	Novanta Inc, (2)	47,553
13,759	Nutanix Inc, Class A, (2)	402,038
419	NVE Corp	26,083
1,323	OSI Systems Inc, (2)	131,295
574	Paylocity Holding Corp, (2)	58,892
7,361	Perficient Inc, (2)	288,551
8,172	Plantronics Inc.	322,140
8,640	Progress Software Corp	344,563
526	Rapid7 Inc, (2)	26,347
12,810	Ribbon Communications Inc, (2)	54,955
4,411	RingCentral Inc, Class A, (2)	712,465
501	Rogers Corp, (2)	67,875
8,819	Silicon Laboratories Inc, (2)	936,931
4,366	Smartsheet Inc, Class A, (2)	172,020
8,547	SPS Commerce Inc, (2)	451,025
1,958	SVMK Inc, (2)	36,027
9,907	Sykes Enterprises Inc, (2)	306,077
1,438	SYNNEX Corp	169,310
2,604	Tech Data Corp, (2)	316,386
10,963	Teradata Corp, (2)	328,123
30,765	TiVo Corp	250,427
4,047	TTEC Holdings Inc	191,706
2,596	Virtusa Corp, (2)	96,779
5,818	WEX Inc, (2)	1,100,649
1,364	Workiva Inc, (2)	56,838
3,812	Zendesk Inc, (2)	269,318
11,491	Zuora Inc, Class A, (2)	163,747
	Total Information Technology	29,192,942

Shares	Description (1)	Value
	Materials – 4.7%
10,622	Amyris Inc, (2)	$35,212
5,811	AptarGroup Inc	686,570
8,348	Boise Cascade Co	298,608
2,561	Clearwater Paper Corp, (2)	47,481
2,054	Compass Minerals International Inc	116,010
591	Domtar Corp	21,506
4,195	Graphic Packaging Holding Co	65,694
915	Greif Inc, Class A	35,841
894	Greif Inc, Class B	42,045
5,839	Innospec Inc	533,451
5,072	Koppers Holdings Inc	162,811
5,042	Kraton Corp, (2)	113,042
21,145	Louisiana-Pacific Corp	618,068
4,614	Materion Corp	262,260
5,885	Minerals Technologies Inc.	291,013
1,488	Myers Industries Inc	25,192
9,676	OMNOVA Solutions Inc, (2)	97,824
8,028	Reliance Steel & Aluminum Co	931,569
3,735	Royal Gold Inc	431,168
5,609	RPM International Inc	406,260
3,633	Ryerson Holding Corp, (2)	31,571
1,251	Schnitzer Steel Industries Inc, Class A	26,696
7,737	Sonoco Products Co	446,425
4,946	Stepan Co	483,323
9,149	Trinseo SA	388,833
46,207	Valvoline Inc	986,057
8,980	Worthington Industries Inc	330,554
	Total Materials	7,915,084
	Real Estate – 12.1%
458	Agree Realty Corp	36,077
16,560	Alexander & Baldwin Inc	389,326
1,244	American Campus Communities Inc	62,175
21,396	Americold Realty Trust	857,766
1,606	Brandywine Realty Trust	24,540
25,864	Brixmor Property Group Inc	569,525
5,757	CatchMark Timber Trust Inc, Class A	66,033
3,243	Chatham Lodging Trust	58,536
6,370	CorePoint Lodging Inc	62,745
4,865	CoreSite Realty Corp	571,638
19,415	Corporate Office Properties Trust	575,461
25,673	Cousins Properties Inc	1,030,257

Nuveen ESG Small-Cap ETF (NUSC) (continued)
Portfolio of Investments    October 31, 2019
Shares	Description (1)	Value
	Real Estate (continued)
1,774	Cushman & Wakefield PLC, (2)	$33,085
12,639	CyrusOne Inc	900,908
49,196	DiamondRock Hospitality Co	490,976
11,630	Douglas Emmett Inc	503,812
15,508	Easterly Government Properties Inc	346,139
10,292	Empire State Realty Trust Inc, Class A	148,925
9,738	Essential Properties Realty Trust Inc	249,877
815	First Industrial Realty Trust Inc.	34,320
9,991	Four Corners Property Trust Inc	286,242
5,637	Franklin Street Properties Corp	48,478
15,578	Hannon Armstrong Sustainable Infrastructure Capital Inc	465,159
14,735	Hospitality Properties Trust	372,796
8,900	Howard Hughes Corp, (2)	995,198
10,458	Hudson Pacific Properties Inc	375,651
15,927	iStar Inc	207,210
8,011	Kilroy Realty Corp	672,363
313	Life Storage Inc	34,092
16,388	MGM Growth Properties LLC, Class A	511,469
11,849	Office Properties Income Trust	377,746
9,136	Omega Healthcare Investors Inc	402,349
29,477	Outfront Media Inc	775,540
33,737	Park Hotels & Resorts Inc.	784,385
16,643	PotlatchDeltic Corp	706,828
8,564	QTS Realty Trust Inc, Class A	458,945
29,400	Rayonier Inc	793,212
27,207	Realogy Holdings Corp	214,391
5,734	Redfin Corp, (2)	99,714
7,014	Rexford Industrial Realty Inc	337,303
40,682	RLJ Lodging Trust	667,592
26,897	Sabra Health Care REIT Inc	661,666
3,048	St Joe Co, (2)	56,540
55,879	Sunstone Hotel Investors Inc	754,925
42,722	Uniti Group Inc	295,636
65,318	VICI Properties Inc	1,538,239
43,750	Washington Prime Group Inc	184,625
3,643	Washington Real Estate Investment Trust	113,006
	Total Real Estate	20,203,421
	Utilities – 2.8%
13,834	NextEra Energy Partners LP	729,052
12,967	ONE Gas Inc	1,203,856
9,375	Ormat Technologies Inc	717,750

Shares	Description (1)	Value
	Utilities (continued)
21,836	Pattern Energy Group Inc, Class A	$612,063
13,118	Southwest Gas Holdings Inc	1,145,201
15,579	TerraForm Power Inc, Class A, (2)	264,532
	Total Utilities	4,672,454
	Total Common Stocks (cost $163,017,957)	167,316,803

Shares	Description (1)	Value
	COMMON STOCK RIGHTS – 0.0%
1,243	First Eagle Private Credit LLC, (4)	$ 300
	Total Common Stock Rights (cost $-)	300
	Total Long-Term Investments (cost $163,017,957)	167,317,103

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value
	SHORT-TERM INVESTMENTS – 0.6%
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 0.6%
$ 1,030	Federal Home Loan Banks, Discount Notes	0.000%	11/01/19	N/R	$ 1,030,000
	Total Short-Term Investments (cost $1,030,000)				1,030,000
	Total Investments (cost $164,047,957) – 100.5%				168,347,103
	Other Assets Less Liabilities – (0.5)%				(831,742)
	Net Assets – 100%				$ 167,515,361
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(5)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
REIT	Real Estate Investment Trust
See accompanying notes to financial statements.

Statement of Assets and Liabilities
October 31, 2019
	NUEM	NUDM	NULC	NULG	NULV	NUMG	NUMV	NUSC
Assets
Long-term investments, at value (cost $55,578,453, $62,848,161, $7,795,320, $78,747,108, $89,475,872, $49,704,970, $51,857,161 and $163,017,957, respectively)	$56,187,163	$66,612,144	$8,380,744	$83,618,777	$94,339,253	$53,169,877	$54,448,328	$167,317,103
Short-term investments, at value (cost approximates value)	110,000	—	—	140,000	110,000	—	100,000	1,030,000
Cash	—	43,447	14,516	6,210	351	62,777	6,053	5,565
Cash denominated in foreign currencies (cost $23,617, $2,405, $—, $—, $—, $—, $—and $—, respectively)	23,615	2,406	—	—	—	—	—	—
Receivable for:
Dividends	44,944	160,522	9,364	47,703	136,405	9,043	48,425	65,982
Reclaims	387	56,717	192	1,475	622	10	361	20
Shares sold	—	—	—	—	9,098	—	3,294	—
Total assets	56,366,109	66,875,236	8,404,816	83,814,165	94,595,729	53,241,707	54,606,461	168,418,670
Liabilities
Cash overdraft	1,130	—	—	—	—	—	—	—
Payable for:
Capital gains tax	24,623	—	—	—	—	—	—	—
Investments purchased	63,916	—	—	—	—	—	—	847,089
Shares redeemed	—	—	—	—	—	1,228	13,193	—
Accrued expenses:
Management fees	21,023	21,579	1,273	23,808	25,064	17,914	19,598	53,847
Professional fees	429	491	37	528	637	454	500	1,054
Trustees Fees	483	534	50	599	674	482	529	1,319
Total liabilities	111,604	22,604	1,360	24,935	26,375	20,078	33,820	903,309
Net assets	$56,254,505	$66,852,632	$8,403,456	$83,789,230	$94,569,354	$53,221,629	$54,572,641	$167,515,361
Shares outstanding	2,200,000	2,500,000	300,000	2,150,000	3,000,000	1,600,000	1,850,000	5,650,000
Net asset value ("NAV") per share	$ 25.57	$ 26.74	$ 28.01	$ 38.97	$ 31.52	$ 33.26	$ 29.50	$ 29.65
Net assets consist of:
Capital paid-in	$58,486,764	$64,586,683	$7,765,666	$77,877,975	$89,061,950	$50,247,612	$52,590,152	$165,800,532
Total distributable earnings	(2,232,259)	2,265,949	637,790	5,911,255	5,507,404	2,974,017	1,982,489	1,714,829
Net assets	$56,254,505	$66,852,632	$8,403,456	$83,789,230	$94,569,354	$53,221,629	$54,572,641	$167,515,361
Authorized shares	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01
See accompanying notes to financial statements.

Statement of Operations
Year Ended October 31, 2019
	NUEM	NUDM	NULC (1)	NULG	NULV	NUMG	NUMV	NUSC
Investment Income	$ 1,478,885	$ 2,023,159	$ 51,606	$ 744,455	$1,801,262	$ 318,655	$ 1,434,031	$ 1,805,157
Foreign tax withheld on dividend income	(145,422)	(176,135)	—	—	—	—	—	(2,262)
Total investment income	1,333,463	1,847,024	51,606	744,455	1,801,262	318,655	1,434,031	1,802,895
Expenses
Management fees	217,729	214,904	5,278	222,495	219,753	216,045	211,177	457,888
Professional fees	817	961	38	1,166	1,213	994	959	2,036
Trustees fees	1,379	1,569	72	1,925	1,916	1,616	1,582	3,436
Total expenses	219,925	217,434	5,388	225,586	222,882	218,655	213,718	463,360
Net investment income (loss)	1,113,538	1,629,590	46,218	518,869	1,578,380	100,000	1,220,313	1,339,535
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(3,154,477)	(2,732,365)	6,148	520,420	(717,879)	(615,383)	(1,668,847)	(3,851,333)
In-kind redemptions	—	453,307	232,511	8,035,976	2,065,646	5,884,898	2,972,359	4,301,196
Change in net unrealized appreciation (depreciation) of investments and foreign currency	5,508,424	8,050,579	585,424	2,621,173	5,052,201	3,659,213	3,943,286	7,566,647
Net realized and unrealized gain (loss)	2,353,947	5,771,521	824,083	11,177,569	6,399,968	8,928,728	5,246,798	8,016,510
Net increase (decrease) in net assets from operations	$ 3,467,485	$ 7,401,111	$870,301	$11,696,438	$7,978,348	$9,028,728	$ 6,467,111	$ 9,356,045

(1)	For the period June 3, 2019 (commencement of operations) through October 31, 2019.
See accompanying notes to financial statements.

Statement of Changes in Net Assets
	NUEM		NUDM
	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/19	Year Ended 10/31/18
Operations
Net investment income (loss)	$ 1,113,538	$ 794,424	$ 1,629,590	$ 1,162,797
Net realized gain (loss) from:
Investments and foreign currency	(3,154,477)	(669,421)	(2,732,365)	(271,500)
In-kind redemptions	—	—	453,307	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	5,508,424	(6,055,818)	8,050,579	(4,874,240)
Net increase (decrease) in net assets from operations	3,467,485	(5,930,815)	7,401,111	(3,982,943)
Distributions to Shareholders
Dividends	(781,600)	(237,640)	(1,207,140)	(189,750)
Decrease in net assets from distributions to shareholders	(781,600)	(237,640)	(1,207,140)	(189,750)
Fund Share Transactions
Proceeds from shares sold	17,891,627	16,928,471	22,035,244	23,801,244
Cost of shares redeemed	—	—	(4,760,320)	—
Net increase (decrease) in net assets from Fund share transactions	17,891,627	16,928,471	17,274,924	23,801,244
Net increase (decrease) in net assets	20,577,512	10,760,016	23,468,895	19,628,551
Net assets at the beginning of period	35,676,993	24,916,977	43,383,737	23,755,186
Net assets at the end of period	$56,254,505	$35,676,993	$66,852,632	$43,383,737

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)
	NULC	NULG
	For the period 6/3/19 (commencement of operations) through 10/31/19	Year Ended 10/31/19	Year Ended 10/31/18
Operations
Net investment income (loss)	$ 46,218	$ 518,869	$ 342,761
Net realized gain (loss) from:
Investments and foreign currency	6,148	520,420	1,630,906
In-kind redemptions	232,511	8,035,976	735,242
Change in net unrealized appreciation (depreciation) of investments and foreign currency	585,424	2,621,173	1,080,686
Net increase (decrease) in net assets from operations	870,301	11,696,438	3,789,595
Distributions to Shareholders
Dividends	—	(2,078,290)	(246,220)
Decrease in net assets from distributions to shareholders	—	(2,078,290)	(246,220)
Fund Share Transactions
Proceeds from shares sold	11,510,375	57,491,685	34,579,855
Cost of shares redeemed	(3,977,220)	(42,532,205)	(3,291,410)
Net increase (decrease) in net assets from Fund share transactions	7,533,155	14,959,480	31,288,445
Net increase (decrease) in net assets	8,403,456	24,577,628	34,831,820
Net assets at the beginning of period	—	59,211,602	24,379,782
Net assets at the end of period	$ 8,403,456	$ 83,789,230	$59,211,602

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)
	NULV		NUMG
	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/19	Year Ended 10/31/18
Operations
Net investment income (loss)	$ 1,578,380	$ 963,714	$ 100,000	$ 101,086
Net realized gain (loss) from:
Investments and foreign currency	(717,879)	732,401	(615,383)	2,109,805
In-kind redemptions	2,065,646	1,136,754	5,884,898	221,974
Change in net unrealized appreciation (depreciation) of investments and foreign currency	5,052,201	(1,037,741)	3,659,213	(969,329)
Net increase (decrease) in net assets from operations	7,978,348	1,795,128	9,028,728	1,463,536
Distributions to Shareholders
Dividends	(1,852,310)	(489,300)	(2,222,550)	(221,130)
Decrease in net assets from distributions to shareholders	(1,852,310)	(489,300)	(2,222,550)	(221,130)
Fund Share Transactions
Proceeds from shares sold	64,336,100	24,269,935	26,478,635	28,270,865
Cost of shares redeemed	(21,887,605)	(7,408,650)	(29,451,580)	(1,454,885)
Net increase (decrease) in net assets from Fund share transactions	42,448,495	16,861,285	(2,972,945)	26,815,980
Net increase (decrease) in net assets	48,574,533	18,167,113	3,833,233	28,058,386
Net assets at the beginning of period	45,994,821	27,827,708	49,388,396	21,330,010
Net assets at the end of period	$ 94,569,354	$45,994,821	$ 53,221,629	$49,388,396

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)
	NUMV		NUSC
	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/19	Year Ended 10/31/18
Operations
Net investment income (loss)	$ 1,220,313	$ 948,596	$ 1,339,535	$ 632,874
Net realized gain (loss) from:
Investments and foreign currency	(1,668,847)	588,130	(3,851,333)	2,114,159
In-kind redemptions	2,972,359	—	4,301,196	384,322
Change in net unrealized appreciation (depreciation) of investments and foreign currency	3,943,286	(1,712,176)	7,566,647	(4,861,143)
Net increase (decrease) in net assets from operations	6,467,111	(175,450)	9,356,045	(1,729,788)
Distributions to Shareholders
Dividends	(1,671,950)	(315,225)	(2,978,020)	(387,730)
Decrease in net assets from distributions to shareholders	(1,671,950)	(315,225)	(2,978,020)	(387,730)
Fund Share Transactions
Proceeds from shares sold	23,919,765	24,857,815	107,483,270	53,444,235
Cost of shares redeemed	(21,460,765)	—	(26,792,655)	(1,508,955)
Net increase (decrease) in net assets from Fund share transactions	2,459,000	24,857,815	80,690,615	51,935,280
Net increase (decrease) in net assets	7,254,161	24,367,140	87,068,640	49,817,762
Net assets at the beginning of period	47,318,480	22,951,340	80,446,721	30,628,959
Net assets at the end of period	$ 54,572,641	$47,318,480	$167,515,361	$80,446,721
See accompanying notes to financial statements.

Financial Highlights
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV	Ending Market Price
NUEM
2019	$23.78	$0.58	$ 1.70	$ 2.28	$(0.49)	$ —	$(0.49)	$25.57	$25.71
2018	27.69	0.59	(4.31)	(3.72)	(0.18)	(0.01)	(0.19)	23.78	23.92
2017(d)	24.95	0.20	2.54	2.74	—	—	—	27.69	28.05
NUDM
2019	24.10	0.75	2.44	3.19	(0.55)	—	(0.55)	26.74	26.86
2018	26.39	0.71	(2.87)	(2.16)	(0.12)	(0.01)	(0.13)	24.10	24.12
2017(d)	24.88	0.17	1.34	1.51	—	—	—	26.39	26.57
NULC
2019(e)	24.96	0.19	2.86	3.05	—	—	—	28.01	27.99
NULG
2019	33.84	0.29	5.96	6.25	(0.24)	(0.88)	(1.12)	38.97	39.00
2018	30.47	0.25	3.31	3.56	(0.09)	(0.10)	(0.19)	33.84	33.87
2017(f)	25.21	0.24	5.02	5.26	—	—	—	30.47	30.53
NULV
2019	28.75	0.74	3.00	3.74	(0.57)	(0.40)	(0.97)	31.52	31.52
2018	27.83	0.71	0.56	1.27	(0.27)	(0.08)	(0.35)	28.75	28.80
2017(f)	25.09	0.53	2.21	2.74	—	—	—	27.83	27.88
NUMG
2019	29.93	0.06	4.62	4.68	(0.06)	(1.29)	(1.35)	33.26	33.32
2018	28.44	0.07	1.58	1.65	(0.04)	(0.12)	(0.16)	29.93	30.12
2017(f)	25.10	0.09	3.25	3.34	—	—	—	28.44	28.46
NUMV
2019	27.04	0.64	2.78	3.42	(0.62)	(0.34)	(0.96)	29.50	29.57
2018	27.00	0.65	(0.38)	0.27	(0.19)	(0.04)	(0.23)	27.04	27.09
2017(f)	25.04	0.48	1.48	1.96	—	—	—	27.00	27.01
NUSC
2019	28.23	0.34	2.06	2.40	(0.27)	(0.71)	(0.98)	29.65	29.70
2018	27.84	0.35	0.30	0.65	(0.18)	(0.08)	(0.26)	28.23	28.27
2017(f)	25.01	0.27	2.56	2.83	—	—	—	27.84	27.89

		Ratios/Supplemental Data
Total Return			Ratios to Average Net Assets
Based on NAV(b)	Based on Market Price(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(c)

9.68%	9.70%	$ 56,255	0.45%	2.30%	53%
(13.55)	(14.18)	35,676	0.45	2.12	65
11.03	12.42	24,917	0.45*	1.86*	13

13.71	14.10	66,853	0.40	3.03	57
(8.25)	(8.79)	43,384	0.40	2.71	56
6.07	6.78	23,755	0.40*	1.65*	9

12.22	12.14	8,403	0.20*	1.75*	9

19.57	19.53	83,789	0.35	0.82	61
11.70	11.61	59,212	0.35	0.73	65
20.88	21.10	24,380	0.35*	0.98*	30

13.80	13.59	94,569	0.35	2.51	66
4.57	4.56	45,995	0.35	2.46	59
10.90	11.11	27,828	0.35*	2.30*	33

16.93	16.41	53,222	0.40	0.19	67
5.84	6.41	49,388	0.40	0.23	60
13.30	13.38	21,330	0.40*	0.38*	53

13.51	13.57	54,573	0.40	2.31	70
0.97	1.13	47,318	0.40	2.30	69
7.82	7.86	22,951	0.40*	2.12*	46

9.24	9.26	167,515	0.40	1.17	32
2.32	2.30	80,447	0.40	1.17	54
11.34	11.54	30,629	0.40*	1.17*	36
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on NAV reflects the change in NAV over the period, including the assumed reinvestment of distributions, if any, at NAV on each ex-dividend payment date during the period. Total Return Based on Market Price reflects the change in the market price per share over the period, including the assumed reinvestment of distributions, if any, at the ending market price per share on each ex-dividend payment date during the period. Total returns are not annualized.
(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 - Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period. Portfolio Turnover Rate excludes securities received or delivered as a result of processing in-kind creations or redemptions of Fund shares (as disclosed in Note 5 - Fund Shares).
(d)	For the period June 6, 2017 (commencement of operations) through October 31, 2017.
(e)	For the period June 3, 2019 (commencement of operations) through October 31, 2019.
(f)	For the period December 13, 2016 (commencement of operations) through October 31, 2017.
*	Annualized.
See accompanying notes to financial statements.

Notes to Financial Statements
1.  General Information
Trust and Fund Information
The Nushares ETF Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is comprised of Nuveen ESG Emerging Markets Equity ETF (NUEM), Nuveen ESG International Developed Markets Equity ETF (NUDM), Nuveen ESG Large-Cap ETF (NULC), Nuveen ESG Large-Cap Growth ETF (NULG), Nuveen ESG Large-Cap Value ETF (NULV), Nuveen ESG Mid-Cap Growth ETF (NUMG), Nuveen ESG Mid-Cap Value ETF (NUMV) and Nuveen ESG Small-Cap ETF (NUSC) (each a "Fund" and collectively, the "Funds"), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on February 20, 2015. Shares of the Funds are listed and traded on the Cboe BZX Exchange, Inc. (the "Exchange").
The end of the reporting period for the Funds is October 31, 2019 and the period covered by these Notes to Financial Statements for NUEM, NUDM, NULG, NULV, NUMG, NUMV and NUSC is the fiscal year ended October 31, 2019 and for NULC is June 3, 2019 (commencement of operations) through October 31, 2019 (the "current fiscal period").
Investment Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC. (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America ("TIAA"). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services. The Adviser has entered into sub-advisory agreements with Teachers Advisors, LLC (the “Sub-Adviser”), an affiliate of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and creation unit transactions. The NAV for financial reporting purposes includes security and creation unit transactions through the date of the report. Total return is computed based on the NAV used for processing security and creation unit transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Foreign Currency Transactions
As of the end of the reporting period, the following Funds’ investments in non-U.S. securities were as follows:
NUEM	Value	% of Net Assets
Country:
China	$18,769,641	33.4%
Taiwan	7,606,430	13.5
Korea, Republic of	5,851,584	10.4
India	5,293,731	9.4
Brazil	4,512,745	8.0
South Africa	2,546,171	4.5
Thailand	1,609,519	2.9
Mexico	1,575,804	2.8
Saudi Arabia	1,411,565	2.5
Malaysia	1,072,848	1.9
Other	5,937,125	10.6
Total non-U.S. securities	$56,187,163	99.9%

NUDM	Value	% of Net Assets
Country:
Japan	$16,480,220	24.7%
United Kingdom	10,703,026	16.0
France	7,711,290	11.5
Germany	6,041,027	9.0
Switzerland	5,983,389	8.9
Australia	4,402,134	6.6
Hong Kong	2,290,579	3.4
Netherlands	2,247,359	3.4
Sweden	1,952,383	2.9
Spain	1,873,481	2.8
Other	6,927,256	10.4
Total non-U.S. securities	$66,612,144	99.6%
The books and records of the Funds are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at each prevailing exchange rate on the respective dates of the transactions.
Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received are recognized as a component of "Net realized gain (loss) from investments and foreign currency" on the Statement of Operations, when applicable.
The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.
Indemnifications
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Notes to Financial Statements (continued)
Investments and Investment Income
Securities transactions are accounted for as of the end of trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Funds determine the existence of a dividend declaration. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income is recorded on an accrual basis. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.
New Accounting Pronouncements and Rule Issuances
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued Accounting Standards Update ("ASU") 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework  –  Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Funds' financial statements.
3.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
The Funds' investments in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from an independent pricing service (“pricing service”). As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Prices of fixed-income securities are provided by the pricing service ("pricing service") approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
NUEM	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$55,210,367	$ 976,178**	$ 616***	$56,187,161
Corporate Bonds	—	2	—	2
Common Stock Rights	—	—	—****	—
Short-Term Investments:
U.S. Government and Agency Obligations	—	110,000	—	110,000
Total	$55,210,367	$1,086,180	$ 616	$56,297,163

NUDM	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$66,612,144	$ —	$ —	$66,612,144

NULC	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$8,380,744	$ —	$ —	$8,380,744

NULG	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$83,618,777	$ —	$ —	$83,618,777
Short-Term Investments:
U.S. Government and Agency Obligations	—	140,000	—	140,000
Total	$83,618,777	$140,000	$ —	$83,758,777

NULV	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$94,339,253	$ —	$ —	$94,339,253
Short-Term Investments:
U.S. Government and Agency Obligations	—	110,000	—	110,000
Total	$94,339,253	$110,000	$ —	$94,449,253

NUMG	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$53,169,877	$ —	$ —	$53,169,877

Notes to Financial Statements (continued)
NUMV	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$54,448,328	$ —	$ —	$54,448,328
Short-Term Investments:
U.S. Government and Agency Obligations	—	100,000	—	100,000
Total	$54,448,328	$100,000	$ —	$54,548,328

NUSC	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$167,305,201	$ 11,602**	$ —	$167,316,803
Common Stock Rights	—	—	300***	300
Short-Term Investments:
U.S. Government and Agency Obligations	—	1,030,000	—	1,030,000
Total	$167,305,201	$1,041,602	$ 300	$168,347,103

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 2.
***	Refer to the Fund's Portfolio of Investments for securities classified as Level 3.
****	Refer to the Fund's Portfolio of Investments for securities classified as Level 3. Value equals zero as of the end of the reporting period.
4.  Portfolio Securities and Investments in Derivatives
Investment Transactions
Long-term purchases and sales (excluding in-kind transactions) during the current fiscal period were as follows:
	NUEM	NUDM	NULC	NULG	NULV	NUMG	NUMV	NUSC
Purchases	$39,420,741	$31,714,385	$655,444	$38,254,295	$41,378,868	$35,417,610	$36,613,450	$68,202,571
Sales	25,807,975	30,643,864	595,185	39,341,112	41,566,906	37,490,536	36,945,450	68,712,331
In-kind transactions during the current fiscal period were as follows:
	NUEM	NUDM	NULC	NULG	NULV	NUMG	NUMV	NUSC
In-kind purchases	$4,505,861	$21,005,655	$11,470,505	$57,381,221	$64,138,922	$26,439,560	$23,774,536	$106,930,152
In-kind sales	—	4,540,614	3,974,102	42,301,925	21,830,758	29,423,190	21,407,425	26,614,600
Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.
Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although each Fund is authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5.  Fund Shares
Each Fund issues and redeems its shares on a continuous basis at NAV only in aggregations of a specified number of shares or multiples thereof (“Creation Units”). Only certain institutional investors (referred to as “Authorized Participants”) who have entered into agreements with Nuveen Securities, LLC, the Funds' distributor, may purchase and redeem Creation Units. Once created, shares of the Funds trade on the Exchange at market prices and are only available to individual investors through their brokers.
Creation Units are purchased and redeemed in-kind for a designated portfolio of securities included in each Fund’s respective Index and/or a specified amount of cash. Authorized Participants are charged fixed transaction fees in connection with purchasing and redeeming Creation Units. Authorized Participants transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant Fund for certain transaction costs (i.e., taxes on currency or other financial transactions, and brokerage costs) and market impact expenses it incurs in purchasing or selling portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” on the Statements of Changes in Net Assets.
Transactions in Fund shares during the current fiscal period were as follows:
	NUEM				NUDM
	Year Ended 10/31/19		Year Ended 10/31/18		Year Ended 10/31/19		Year Ended 10/31/18
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	700,000	$17,891,627	600,000	$16,928,471	900,000	$22,035,244	900,000	$23,801,244
Shares redeemed	—	—	—	—	(200,000)	(4,760,320)	—	—
Net increase (decrease)	700,000	$17,891,627	600,000	$16,928,471	700,000	$17,274,924	900,000	$23,801,244

	NULC		NULG
	For the period 6/3/19 (commencement of operations) through 10/31/19		Year Ended 10/31/19		Year Ended 10/31/18
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	450,002	$11,510,375	1,550,000	$ 57,491,685	1,050,000	$34,579,855
Shares redeemed	(150,002)	(3,977,220)	(1,150,000)	(42,532,205)	(100,000)	(3,291,410)
Net increase (decrease)	300,000	$ 7,533,155	400,000	$ 14,959,480	950,000	$31,288,445

	NULV				NUMG
	Year Ended 10/31/19		Year Ended 10/31/18		Year Ended 10/31/19		Year Ended 10/31/18
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	2,150,000	$ 64,336,100	850,000	$24,269,935	850,000	$ 26,478,635	950,000	$28,270,865
Shares redeemed	(750,000)	(21,887,605)	(250,000)	(7,408,650)	(900,000)	(29,451,580)	(50,000)	(1,454,885)
Net increase (decrease)	1,400,000	$ 42,448,495	600,000	$16,861,285	(50,000)	$ (2,972,945)	900,000	$26,815,980

	NUMV				NUSC
	Year Ended 10/31/19		Year Ended 10/31/18		Year Ended 10/31/19		Year Ended 10/31/18
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	850,000	$ 23,919,765	900,000	$24,857,815	3,750,000	$107,483,270	1,800,000	$53,444,235
Shares redeemed	(750,000)	(21,460,765)	—	—	(950,000)	(26,792,655)	(50,000)	(1,508,955)
Net increase (decrease)	100,000	$ 2,459,000	900,000	$24,857,815	2,800,000	$ 80,690,615	1,750,000	$51,935,280

Notes to Financial Statements (continued)
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of October 31, 2019.
	NUEM	NUDM	NULC	NULG	NULV	NUMG	NUMV	NUSC
Tax cost of investments	$56,151,867	$63,183,298	$7,795,377	$78,973,383	$89,739,431	$49,801,425	$52,026,512	$164,744,105
Gross unrealized:
Appreciation	$ 4,937,724	$ 6,335,022	$ 638,472	$ 5,778,745	$ 6,644,657	$ 5,224,045	$ 4,552,184	$ 15,188,645
Depreciation	(4,792,428)	(2,906,176)	(53,105)	(993,351)	(1,934,835)	(1,855,593)	(2,030,368)	(11,585,647)
Net unrealized appreciation (depreciation) of investments	$ 145,296	$ 3,428,846	$ 585,367	$ 4,785,394	$ 4,709,822	$ 3,368,452	$ 2,521,816	$ 3,602,998
Permanent differences, primarily due to foreign currency transactions, redemption in-kind, capital gain tax expense, federal taxes paid, distribution reallocations and investments in passive foreign investment companies, resulted in reclassifications among the Funds' components of net assets as of October 31, 2019, the Funds' tax year end.
The tax components of undistributed net ordinary income and net long-term capital gains as of October 31, 2019, the Funds' tax year end, were as follows:
	NUEM	NUDM	NULC	NULG	NULV	NUMG	NUMV	NUSC
Undistributed net ordinary income[1]	$969,939	$1,653,889	$52,423	$367,571	$1,322,606	$79,346	$1,010,407	$1,107,309
Undistributed net long-term capital gains	—	—	—	758,290	—	—	—	—

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The tax character of distributions paid during the Funds' tax years ended October 31, 2019 and October 31, 2018 was designated for purposes of the dividends paid deduction as follows:
2019	NUEM	NUDM	NULC	NULG	NULV	NUMG	NUMV	NUSC
Distributions from net ordinary income[1]	$781,600	$1,207,140	$ —	$2,009,424	$1,759,621	$1,876,412	$1,564,746	$2,491,947
Distributions from net long-term capital gains[2]	—	—	—	68,866	92,689	346,138	107,204	486,073

2018	NUEM	NUDM	NULC	NULG	NULV	NUMG	NUMV	NUSC
Distributions from net ordinary income[1]	$237,640	$189,750	$ —	$246,098	$486,906	$220,545	$310,481	$381,407
Distributions from net long-term capital gains	—	—	—	122	2,394	585	4,744	6,323

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
[2]	The Funds designate as long-term capital gain dividend, pursuant to the Internal Revenue Code 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2019.
As of October 31, 2019, the Funds’ tax year end, the following Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	NUEM	NUDM	NULV	NUMG	NUMV	NUSC
Not subject to expiration:
Short-term	$1,498,332	$1,533,715	$284,311	$473,781	$1,032,793	$2,605,462
Long-term	1,823,881	1,282,807	240,713	—	516,941	390,016
Total	$3,322,213	$2,816,522	$525,024	$473,781	$1,549,734	$2,995,478
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund's management fee compensates the Adviser for its investment advisory services to the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser. The Adviser is responsible for substantially all other expenses of the Funds, except any future distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities, fees and expenses of the independent trustees (including any trustees' counsel fees), certain compensation expenses of the Funds' chief compliance officer, litigation expenses and extraordinary expenses.
The annual management fee, payable monthly, for each Fund is based on a percentage of average daily net assets according to the following rates:
Fund	Management Fee
NUEM	0.45%
NUDM	0.40
NULC	0.20
NULG	0.35
NULV	0.35
NUMG	0.40
NUMV	0.40
NUSC	0.40
Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds or other accounts managed by the Sub-Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund or an account that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. Each inter-fund trade is effected at the current market price, determined in accordance with the procedures. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.
During the current fiscal period, the following Funds engaged in inter-fund trades pursuant to these procedures as follows:
Inter-Fund Trades	NULC	NULG	NULV	NUMG	NUMV	NUSC
Purchases	$123,621	$5,390,255	$10,861,462	$7,216,409	$6,764,495	$1,429,558
Sales	137,626	8,363,031	5,827,566	6,327,279	6,111,068	4,592,610
As of the end of the reporting period, TIAA owned shares of the Funds as follows:
Fund	NUEM	NUDM	NULC	NUMG	NUMV
TIAA owned shares	1,400,000	1,300,000	190,000	225,000	400,000

Additional Fund Information
(Unaudited)
Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Teachers Advisors, LLC
730 Third Avenue
New York, NY 10017-3206
Independent Registered
Public Accounting Firm
KPMG LLP
200 East Randolph Street
Chicago, IL 60601
Adminstrator, Custodian
and Transfer Agent
Brown Brothers Harriman
50 Post Office Square
Boston, MA 0210
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Morgan, Lewis & Bockius LLP
111 Pennsylvania Avenue, NW
Washington, D.C. 20004

The tables below show the number and percentage of days during the current fiscal period that each Fund's market price was greater than its NAV per share (i.e., at premium) and less than its NAV per share (i.e., at a discount). The market price is determined using the midpoint between the highest bid and the lowest offer on the applicable Fund's listing exchange, as of the time that the Fund's NAV is calculated (normally 4:00 p.m. Eastern Time).
	NUEM		NUDM
Year Ended October 31, 2019	Number of Days	% of Total Days	Number of Days	% of Total Days
Premium/Discount Range:
1.01% to 3.00%	99	39.4%	12	4.8%
0.51% to 1.00%	100	39.8%	84	33.5%
0.26% to 0.50%	23	9.2%	60	23.9%
0.00 to 0.25%	16	6.4%	41	16.3%
(0.01)% to (0.25)%	4	1.6%	29	11.5%
(0.26)% to (0.50)%	3	1.2%	18	7.2%
(0.51)% to (1.00)%	6	2.4%	4	1.6%
(1.01)% to (3.00)%	—	0.0%	3	1.2%
	251	100%	251	100%

	NULC
For the period June 3, 2019 (commencement of operations) through October 31, 2019		Number of Days	% of Total Days
Premium/Discount Range:
0.00% to 0.25%		64	59.8%
(0.01)% to (0.25)%		43	40.2%
		107	100%

	NULG		NULV
Year Ended October 31, 2019	Number of Days	% of Total Days	Number of Days	% of Total Days
Premium/Discount Range:
0.00% to 0.25%	237	94.4%	229	91.2%
(0.01)% to (0.25)%	14	5.6%	22	8.8%
	251	100%	251	100%

	NUMG			NUMV			NUSC
Year Ended October 31, 2019	Number of Days	% of Total Days	Number of Days	% of Total Days	Number of Days	% of Total Days
Premium/Discount Range:
0.00% to 0.25%	238	94.8%	224	89.2%	245	97.6%
(0.01)% to (0.25)%	13	5.2%	27	10.8%	6	2.4%
	251	100%	251	100%	251	100.0%

Additional Fund Information (Unaudited) (continued)

Foreign Taxes: NUEM and NUDM paid qualifying foreign taxes of $180,002 and $169,702, respectively, and earned $1,468,613 and $2,020,488 of foreign source income, respectively, during the fiscal year ended October 31, 2019. Pursuant to Section 853 of the Internal Revenue Code, NUEM and NUDM hereby designate $0.08 and $0.07 per share as foreign taxes paid, respectively and $0.67 and $0.81 per share as income earned from foreign sources, respectively, for the fiscal year ended October 31, 2019. The actual foreign tax credit distribution will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after the calendar year end.
Distribution Information: The following Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the dividends received deduction (“DRD”) for corporations and their percentage as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.
	NUEM	NUDM	NULG	NULV	NUMG	NUMV	NUSC
% of QDI	54.4%	100.0%	25.5%	60.9%	13.2%	59.0%	20.6%
% of DRD	0.0%	0.0%	23.9%	57.1%	13.2%	52.4%	20.2%
Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request by calling Nuveen toll-free at (800) 257-8787 or Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
MSCI USA Index: An index designed to measure the performance of the large and mid cap segments of the U.S. market. With 637 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in the U.S. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
MSCI USA Growth Index: An index designed to measure the performance of large and mid cap securities exhibiting overall growth style characteristics in the U.S. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
MSCI USA Mid Cap Growth Index: An index designed to measure the performance of mid cap securities exhibiting overall growth style characteristics in the U.S. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
MSCI USA Mid Cap Value Index: An index designed to measure the performance of mid cap U.S. securities exhibiting overall value style characteristics. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
MSCI USA Small Cap Index: An index designed to measure the performance of the small cap segment of the U.S. equity market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
MSCI USA Value Index: An index designed to measure the performance of large and mid cap U.S. securities exhibiting overall value style characteristics. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.
TIAA ESG Emerging Markets Equity Index: A custom index that is owned and calculated by MSCI Inc., based on the MSCI Emerging Markets Index, and aims to increase exposure to positive environmental, social and governance (ESG) factors and exhibit lower carbon exposure as compared to the MSCI Emerging Markets Index. The Nuveen ESG Emerging Markets Equity ETF (“Fund”) is not sponsored, endorsed, issued, sold or promoted by or affiliated with MSCI Inc. MSCI Inc. does not make any representation regarding the advisability of investing in the Fund. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.
TIAA ESG International Developed Markets Equity Index: A custom index that is owned and calculated by MSCI Inc., based on the MSCI EAFE Index, and aims to increase exposure to positive environmental, social and governance (ESG) factors and exhibit lower carbon exposure as compared to the MSCI EAFE Index. The Nuveen ESG International Developed Markets Equity ETF (“Fund”) is not sponsored, endorsed, issued, sold or promoted by or affiliated with MSCI Inc. MSCI Inc. does not make any representation regarding the advisability of investing in the Fund. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.
TIAA ESG USA Large-Cap Index: A custom index that is primarily composed of equity securities issued by large capitalization companies listed on U.S. exchanges. The Index uses a rules-based methodology that seeks to provide investment exposure that generally replicates that of large-cap benchmarks through a portfolio of securities that adhere to predetermined ESG, controversial business involvement and low-carbon screening criteria. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
TIAA ESG USA Large-Cap Growth Index: Based on the MSCI USA Growth index, its parent index, which captures large cap securities exhibiting overall growth style characteristics in the U.S. The TIAA ESG USA Large-Cap Growth Index is designed to represent the performance of a TIAA strategy that aims to increase the Index’s exposure to positive environmental, social and governance (ESG) factors as well as exhibit lower carbon exposure than the Parent Index. The index also aims to minimize the tracking error relative to the Parent Index through an optimization process. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
TIAA ESG USA Large-Cap Value Index: Based on the MSCI USA Value index, its parent index, which captures large-cap U.S. securities exhibiting overall value style characteristics. The TIAA ESG Large-Cap Value is designed to represent the performance of a TIAA strategy that aims to increase the Index’s exposure to positive environmental, social and governance (ESG) factors as well as exhibit lower carbon exposure than the Parent Index. The index also aims to minimize the tracking error relative to the Parent Index through an optimization process. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
TIAA ESG USA Mid-Cap Growth Index: Based on the MSCI USA Mid-Cap Growth Index, its parent index, which captures mid cap securities exhibiting overall growth style characteristics in the US. The TIAA ESG USA Mid-Cap Growth is designed to represent the performance of a TIAA strategy that aims to increase the Index’s exposure to positive environmental, social and governance (ESG) factors as well as exhibit lower carbon exposure than the Parent Index. The index also aims to minimize the tracking error relative to the Parent Index through an optimization process. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Glossary of Terms Used in this Report (continued)
TIAA ESG USA Mid-Cap Value Index: Based on the MSCI USA Mid-Cap Value Index, its parent index, which captures mid-cap securities exhibiting overall value style characteristics in the U.S. The TIAA ESG USA Mid-Cap Value Index is designed to represent the performance of a TIAA strategy that aims to increase exposure to positive environmental, social and governance (ESG) factors and exhibit lower carbon exposure as compared to the MSCI USA Mid-Cap Value Index. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
TIAA ESG USA Small-Cap Index: Based on the MSCI USA Small-Cap Index, its parent index, which captures small-cap securities exhibiting overall style characteristics in the U.S. The TIAA ESG USA Small-Cap Index is designed to represent the performance of a TIAA strategy that aims to increase exposure to positive environmental, social and governance (ESG) factors and exhibit lower carbon exposure as compared to the MSCI USA Small-Cap Index. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Annual Investment Management Agreement Approval Process
(Unaudited)
The Board of Trustees of Nushares ETF Trust (the “Board,” and each Trustee, a “Board Member”), including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), is responsible for determining whether to initially approve or, after an initial term, to renew, each Fund’s advisory arrangements. A discussion of the Board’s most recent approval of the renewal of the advisory arrangements for each Fund other than Nuveen ESG Large-Cap ETF is set forth in Part I below. The advisory arrangements for Nuveen ESG Large-Cap ETF have not yet been up for renewal. A discussion of the Board’s initial approval of the advisory arrangements for Nuveen ESG Large-Cap ETF is set forth in Part II below.
PART I
Nuveen ESG Emerging Markets Equity ETF
Nuveen ESG International Developed Markets Equity ETF
Nuveen ESG Large-Cap Growth ETF
Nuveen ESG Large-Cap Value ETF
Nuveen ESG Mid-Cap Growth ETF
Nuveen ESG Mid-Cap Value ETF
Nuveen ESG Small-Cap ETF
At a meeting held on May 21-23, 2019 (the “May Meeting”), the Board, including the Independent Board Members, approved for each Fund (as defined below), the renewal of the management agreement (for purposes of this Part I, each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as the investment adviser to such Fund and the sub-advisory agreement (for purposes of this Part I, each, a “Sub-Advisory Agreement”) with Teachers Advisors, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the sub-adviser to such Fund. For purposes of this Part I, the following are the “Funds”: Nuveen ESG Emerging Markets Equity ETF (the “Emerging Markets ETF”); Nuveen ESG International Developed Markets Equity ETF (the “International Developed Markets ETF”); Nuveen ESG Large-Cap Growth ETF (the “Large-Cap Growth ETF”); Nuveen ESG Large-Cap Value ETF (the “Large-Cap Value ETF”); Nuveen ESG Mid-Cap Growth ETF (the “Mid-Cap Growth ETF”); Nuveen ESG Mid-Cap Value ETF (the “Mid-Cap Value ETF”); and Nuveen ESG Small-Cap ETF (the “Small-Cap ETF”). Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. For purposes of this Part I, the Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”
In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of the Sub-Adviser and investment team; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability of Nuveen; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Board Members held an in-person meeting on April 17-18, 2019 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. The Independent Board Members asked questions and requested additional information that was provided for the May Meeting.
The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. The Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
Advisory Agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor or information as determinative or controlling, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Board recognized that the Adviser provides a comprehensive set of services necessary to operate the Nuveen funds in a highly regulated industry and noted that the scope of such services has expanded over the years as a result of regulatory, market and other developments, such as the development of the liquidity management program and expanded compliance programs. Some of the functions the Adviser is responsible for include, but are not limited to: product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); investment oversight (such as analyzing fund performance, sub-advisers and investment teams and analyzing trade executions of portfolio transactions, soft dollar practices and securities lending activities); securities valuation services (such as executing the daily valuation process for portfolio securities and developing and recommending changes to valuation policies and procedures); risk management (such as overseeing operational and investment risks, including stress testing); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the Nuveen funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as oversight and liaison of transfer agent service providers which include registered shareholder customer service and transaction processing); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as developing and maintaining a compliance program to ensure compliance with applicable laws and regulations, monitoring compliance with applicable fund policies and procedures and adherence to investment restrictions, and evaluating the compliance programs of the Nuveen fund sub-advisers and certain other service providers); and legal support and oversight of outside law firms (such as with respect to filing and updating registration statements; maintaining various regulatory registrations; and providing legal interpretations regarding fund activities, applicable regulations and implementation of policies and procedures). In reviewing the scope and quality of services, the Board recognized the continued efforts and resources the Adviser and its affiliates have employed to continue to enhance their services for the benefit of the complex as well as particular Nuveen funds over recent years. Such service enhancements have included, but are not limited to:
•	Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, repositioning funds, merging funds, reviewing and updating investment policies and benchmarks, modifying the composition of certain portfolio management teams and analyzing various data to help devise such improvements;
•	Capital Initiatives – continuing to invest capital to support new funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;
•	Compliance Program Initiatives – continuing efforts to enhance the compliance program through, among other things, internally integrating various portfolio management teams and aligning compliance support accordingly, completing a comprehensive review of existing policies and procedures and revising such policies and procedures as appropriate, enhancing compliance-related technologies and workflows, and optimizing compliance shared services across the organization and affiliates;
•	Risk Management and Valuation Services – continuing efforts to strengthen the risk management functions, including through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates, increasing the efficiency of risk monitoring performed on the Nuveen funds through improved reporting, continuing to implement risk programs designed to provide a more disciplined and consistent approach to identifying and mitigating operational risks, continuing progress on implementing a liquidity program that complies with the new liquidity regulatory requirements and continuing to oversee the daily valuation process;

•	Additional Compliance Services – continuing investment of time and resources necessary to develop the compliance policies and procedures and other related tools necessary to meet the various new regulatory requirements affecting the Nuveen funds that have been adopted over recent years;
•	Government Relations – continuing efforts of various Nuveen teams and affiliates to advocate and communicate their positions with lawmakers and other regulatory bodies on issues that will impact the Nuveen funds;
•	Business Continuity, Disaster Recovery and Information Services – establishing an information security program to help identify and manage information security risks, periodically testing disaster recovery plans, maintaining and updating business continuity plans and providing reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, incident tracking and other relevant information technology risk-related reports; and
•	Expanded Dividend Management Services – continuing to expand the services necessary to manage the dividends among the varying types of Nuveen funds that have developed as the Nuveen complex has grown in size and scope.
In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio. The Board noted that the Adviser oversees the Sub-Adviser and considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the investment team and changes thereto, the investment approach of the team and the performance of the funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered the investment performance of the Nuveen funds they advise. In this regard, the Board reviewed Fund performance over the quarter and one-year periods ending December 31, 2018 as well as performance data for the first quarter of 2019 ending March 29, 2019. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2018. The Board considered the Adviser’s analysis of each fund’s performance, with particular focus on funds that were considered performance outliers and the factors contributing to their performance. The Board also noted that it received performance data of the Nuveen funds during its quarterly meetings throughout the year and took into account the discussions that occurred at these Board meetings regarding fund performance. In this regard, in its evaluation of Nuveen fund performance at meetings throughout the year, the Board considered performance information for the funds for different time periods, both absolute and relative to appropriate benchmarks and peers, with particular attention to information indicating underperformance of the respective funds and discussed with the Adviser the reasons for such underperformance.
In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the funds compared to certain peer groups and/or benchmark(s) will necessarily contribute to differences in performance results and limit the value of the comparative information. In addition, the performance data may vary significantly depending on the end date selected, and shareholders may evaluate fund performance based on their own holding period which may differ from the performance periods reviewed by the Board leading to different results. Further, the Board considered a fund’s performance in light of the overall financial market conditions during the respective periods. As noted above, the Board reviewed, among other things, Nuveen fund performance over various periods ended December 31, 2018, and the Board was aware of the market decline in the fourth quarter of 2018 and considered performance from the first quarter of 2019 as well. The Board also noted that a shorter period of underperformance may significantly impact longer term performance.
With respect to Nuveen ETFs, the Board noted that the Nuveen ETFs, including the Funds, are designed to track the performance of a specified index (the “Underlying Index”). In its review, with respect to each Fund, the Board received and reviewed, among other things, the net asset value performance of the Fund, the performance of the Fund’s Underlying Index and parent index, its relative performance compared to the performance of peer funds (the “Performance Peer Group”) and the Fund’s tracking error and excess return compared to its Underlying Index. Given each Fund’s investment objective of seeking investment results that correspond generally to the performance of its Underlying Index, however, the Board recognized that the extent to which a Fund tracked its benchmark was of greater relevance in assessing the performance for such Fund and therefore placed more emphasis on the tracking error and correlation data provided.
In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
The Board’s determinations with respect to each Fund are summarized below.
For the Emerging Markets ETF, the Board considered, among other things, the Fund’s performance for the one-year period ended December 31, 2018, the performance of its Underlying Index for such period, the correlation between the Fund’s performance and that of its Underlying Index, and the Fund’s tracking difference and excess return as compared to its Underlying Index. The Board noted that the Fund had at times during 2018 traded beyond its anticipated tracking error thresholds and considered the factors that contributed to this heightened tracking error from its primary benchmark. The Board also noted that the Fund ranked in the third quartile of its Performance Peer Group for the one- year period but given the Fund’s investment objective, the Board placed more emphasis on its review of the correlation and tracking difference data. The Board considered that the Fund was relatively new with a limited performance history available, limiting the ability to make a meaningful assessment of performance. Nevertheless, the Board was satisfied with the Adviser’s explanation of the Fund’s performance.
For the International Developed Markets ETF, the Board considered, among other things, the Fund’s performance for the one-year period ended December 31, 2018, the performance of its Underlying Index for such period, the correlation between the Fund’s performance and that of its Underlying Index, and the Fund’s tracking difference and excess return as compared to its Underlying Index. The Board also noted that the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year period but given the Fund’s investment objective, the Board placed more emphasis on its review of the correlation and tracking difference data. The Board considered that the Fund was relatively new with a limited performance history available, limiting the ability to make a meaningful assessment of performance. Nevertheless, the Board was satisfied with the Fund’s performance.
For the Large-Cap Growth ETF, the Board considered, among other things, the Fund’s performance for the one-year period ended December 31, 2018, the performance of its Underlying Index for such period, the correlation between the Fund’s performance and that of its Underlying Index, and the Fund’s tracking difference and excess return as compared to its Underlying Index. The Board also noted that the Fund ranked in the first quartile of its Performance Peer Group for the one-year period but given the Fund’s investment objective, the Board placed more emphasis on its review of the correlation and tracking difference data. The Board considered that the Fund was relatively new with a limited performance history available, limiting the ability to make a meaningful assessment of performance. Nevertheless, the Board was satisfied with the Fund’s performance.
For the Large-Cap Value ETF, the Board considered, among other things, the Fund’s performance for the one-year period ended December 31, 2018, the performance of its Underlying Index for such period, the correlation between the Fund’s performance and that of its Underlying Index, and the Fund’s tracking difference and excess return as compared to its Underlying Index. The Board also noted that the Fund ranked in the first quartile of its Performance Peer Group for the one-year period but given the Fund’s investment objective, the Board placed more emphasis on its review of the correlation and tracking difference data. The Board considered that the Fund was relatively new with a limited performance history available, limiting the ability to make a meaningful assessment of performance. Nevertheless, the Board was satisfied with the Fund’s performance.
For the Mid-Cap Growth ETF, the Board considered, among other things, the Fund’s performance for the one-year period ended December 31, 2018, the performance of its Underlying Index for such period, the correlation between the Fund’s performance and that of its Underlying Index, and the Fund’s tracking difference and excess return as compared to its Underlying Index. The Board also noted that the Fund ranked in the second quartile of its Performance Peer Group for the one-year period but given the Fund’s investment objective, the Board placed more emphasis on its review of the correlation and tracking difference data. The Board considered that the Fund was relatively new with a limited performance history available, limiting the ability to make a meaningful assessment of performance. Nevertheless, the Board was satisfied with the Fund’s performance.
For the Mid-Cap Value ETF, the Board considered, among other things, the Fund’s performance for the one-year period ended December 31, 2018, the performance of its Underlying Index for such period, the correlation between the Fund’s performance and that of its Underlying Index, and the Fund’s tracking difference and excess return as compared to its Underlying Index. The Board also noted that the Fund ranked in the second quartile of its Performance Peer Group for the one-year period but given the Fund’s investment objective, the Board placed more emphasis on its review of the correlation and tracking difference data. The Board considered that the Fund was relatively new with a limited performance history available, limiting the ability to make a meaningful assessment of performance. Nevertheless, the Board was satisfied with the Fund’s performance.
For the Small-Cap ETF, the Board considered, among other things, the Fund’s performance for the one-year period ended December 31, 2018, the performance of its Underlying Index for such period, the correlation between the Fund’s performance and that of its Underlying Index, and the Fund’s tracking difference and excess return as compared to its Underlying Index. The Board also noted that the Fund ranked in the second quartile of its Per-

formance Peer Group for the one-year period but given the Fund’s investment objective, the Board placed more emphasis on its review of the correlation and tracking difference data. The Board considered that the Fund was relatively new with a limited performance history available, limiting the ability to make a meaningful assessment of performance. Nevertheless, the Board was satisfied with the Fund’s performance.
C. Fees, Expenses and Profitability
1. Fees and Expenses
In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Nuveen fund. More specifically, the Board recognized that the Fund pays the Adviser a unitary fee and therefore, the Board reviewed the unitary fee compared to the gross and net management fees and net total expense ratios of a group of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Group and recognized that differences between the applicable fund and its respective Peer Group as well as changes to the composition of the Peer Group from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each Nuveen fund with a net expense ratio of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”), including the Large-Cap Value ETF and the Small-Cap ETF, and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
With respect to the Sub-Adviser, the Board considered the sub-advisory fee paid to the Sub-Adviser, and as described below, comparative data of the fees the Sub-Adviser charges to other clients, if any.
As indicated above, the Board recognized that each Fund pays the Adviser a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of such Fund, other than any distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, expenses incurred in acquiring and disposing of portfolio securities, fees and expenses of the Independent Board Members (including any of their counsel’s fees), certain expenses of such Fund’s chief compliance officer, litigation expenses and extraordinary expenses. Unlike the typical fee arrangements of the other Nuveen funds in which the funds pay a variety of fees and expenses such as investment advisory fees, transfer agency fees, audit fees, custodian fees, administration fees, compliance expenses, recordkeeping expenses, marketing and shareholder service fees, distribution charges and other expenses, each Fund pays the Adviser a unified fee, and the Adviser is responsible for providing such services or arranging and supervising third parties to provide such services (subject to the noted exceptions). Under the unified fee structure, the Board recognized that the Adviser generally bears the risks of the operating costs rising (and benefits if such expenses decrease) and therefore has an incentive to be administratively efficient. As part of the Board’s analysis of the fee level of each Fund, the Independent Board Members reviewed, among other things, the unified fee compared to the gross and net management fees and net total expense ratios of its respective Peer Group.
The Independent Board Members noted that: (a) the Emerging Markets ETF, Mid-Cap Growth ETF and Mid-Cap Value ETF each had a net management fee and a net expense ratio that were below the respective peer averages; (b) the International Developed Markets ETF and the Large-Cap Growth ETF each had a net management fee that was slightly higher than the respective peer average, but a net expense ratio that was in line with the respective peer average; (c) the Large-Cap Value ETF had a net management fee and a net expense ratio that were slightly higher than the respective peer averages; and (d) the Small-Cap ETF had a net management fee that was higher than the peer average and a net expense ratio that was slightly higher than the peer average. With respect to the Large-Cap Value ETF and the Small-Cap ETF, the Independent Board Members considered that each such Fund’s expense ratio was in line with expectations when the Fund was initially approved in 2016.
Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include foreign investment companies offered by Nuveen, certain funds advised by the Sub-Adviser and other ETFs sponsored by Nuveen.
In this regard, the Board reviewed, among other things, the range of fees assessed for foreign investment companies and ETFs offered by Nuveen. The Board also reviewed the management fees and expense ratios of certain funds advised by the Sub-Adviser in the TIAA-CREF family of funds. In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to cer-

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
tain other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board noted, among other things, the wide range of services in addition to investment management services provided to the Nuveen funds when the Adviser is principally responsible for all aspects of operating the funds, including the increased regulatory requirements that must be met in managing the funds and the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. The Board also considered that the Nuveen ETFs are passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2018 and 2017. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the adjusted margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line that was launched in 2016. The Independent Board Members noted that Nuveen’s net margins were higher in 2018 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board considered the costs of investments in the Nuveen business, including the investment of seed capital in certain Nuveen funds and additional investments in infrastructure and technology. The Independent Board Members also noted that Nuveen’s adjusted margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers; however, the Independent Board Members recognized the inherent limitations of the comparative data of other publicly traded peers given that the calculation of profitability is rather subjective and numerous factors (such as types of funds, business mix, cost of capital, methodology to allocate expenses and other factors) can have a significant impact on the results.
The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the ten-year period from 2008 to 2018, and recognized that other reasonable allocation methodologies could be employed and lead to significantly different results. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review profitability and discuss any proposed changes to the methodology prior to the full Board’s review.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2018 and 2017 calendar years to consider the financial strength of TIAA having recognized the importance of having an adviser with significant resources.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members noted that although economies of scale are difficult to measure, the Adviser shares the benefits of economies of scale in various ways including breakpoints in the management fee schedule (subject to limited exceptions), fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in its business which can enhance the services provided to the funds for the fees paid. The Board noted that the Nuveen funds generally pay the Adviser a management fee comprised of a fund- level component and a complex-level component each with its own breakpoint schedule. The Board recognized that the Nuveen ETFs (including each Fund) pay a unitary fee and as a result, any reduction in fixed costs associated with with the management of a Fund would benefit the Adviser. However, the Independent Board Members noted that the unified fee schedule provides shareholders with a level of certainty of the expenses of each Fund. The Independent Board Members considered that the unified fees generally provide inherent economies of scale because each Fund would maintain a competitive fixed fee over the annual contract period even if such Fund’s assets declined and/or operating costs rose. As the Nuveen ETFs, including the Funds, do not have breakpoints, they do not participate in the complex- level fee programs. In addition, given that the Nuveen ETFs were recently launched in 2016, the Independent Board Members recognized the Adviser’s costs in operating the Nuveen ETFs during the start-up phase.
In addition, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system as well as other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders. The Board further concluded that the absence of a fund-level and/or complex-level breakpoint schedule or arrangement (as applicable) was acceptable.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members considered whether the Sub-Adviser may engage in soft dollar transactions pursuant to which it may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds. The Board noted that the Sub-Adviser does not participate in soft dollar arrangements with respect to Fund portfolio transactions.
Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.
PART II
Nuveen ESG Large-Cap ETF
At the meeting held on November 12-14, 2018 (the “Meeting”), the Board, including the Independent Board Members, considered and approved the investment management agreement (for purposes of this Part II, the “Investment Management Agreement”) pursuant to which Nuveen Fund Advisors, LLC (the “Adviser”) serves as investment adviser to Nuveen ESG Large-Cap ETF (for purposes of this Part II, the “Fund”), a series of NuShares ETF Trust (the "Trust"), and the investment sub-advisory agreement (for purposes of this Part II, the “Sub-Advisory Agreement”) with Teachers Advisors, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as investment sub-adviser to the Fund. For purposes of this Part II, the Adviser and the Sub-Adviser are each hereafter a “Fund Adviser.” In addition, for purposes of this Part II, the Investment Management Agreement and the Sub-Advisory Agreement are each hereafter an “Advisory Agreement” and collectively, the “Advisory Agreements.”
To assist the Board in its evaluation of an Advisory Agreement with a Fund Adviser at the Meeting, the Independent Board Members had received, in adequate time in advance of the Meeting or at prior meetings, materials which outlined, among other things:
•	the nature, extent and quality of the services expected to be provided by the Fund Adviser;
•	the organization of the Fund Adviser, including the responsibilities of various departments and key personnel;
•	the relevant expertise and background of the Fund Adviser with respect to the Fund’s investment strategy;
•	certain performance-related information (as described below);
•	certain profitability-related information (as described below);
•	the Fund’s proposed unitary fee structure, including comparisons of the Fund’s proposed net expense ratio with the net expense ratios of comparable funds; and
•	the soft dollar practices of the Fund Adviser, if any.
At the Meeting and/or at prior meetings, the Adviser made presentations to and responded to questions from the Board. During the Meeting and/or at prior meetings, the Independent Board Members also met privately with their legal counsel to, among other things, review the Board’s duties under the 1940 Act, the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the Advisory Agreements. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Fund.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
Each Board Member may have accorded different weight to the various factors and information discussed below in reaching his or her conclusions with respect to the Fund’s Advisory Agreements. The Board Members also drew on information they had received in their capacity as trustees and directors, as applicable, of other registered investment companies advised by the Fund Advisers.
A. Nature, Extent and Quality of Services
The Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services and administrative services. Given that the Adviser and the Sub- Adviser already serve as adviser and sub-adviser, respectively to other Nuveen funds overseen by the Board Members, the Board has a good understanding of each such Fund Adviser’s organization, operations, personnel and services. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently advised by the Fund Advisers, the Independent Board Members, have, in part, relied upon their knowledge from their meetings and any other interactions throughout the year with the respective Fund Adviser in evaluating the Advisory Agreements.
The Independent Board Members recognized that open-end exchange-traded funds (“ETFs”) were a relatively recent addition to the Nuveen fund product line (i.e., added in 2016). They considered information about the structure, investment objective, investment strategy and other characteristics of the Fund. Additionally, they observed that the Fund was expected to seek to track the investment results of a specified underlying index (the “Index”).
The Board noted that the Fund would be a registered investment company that would operate in a regulated industry. In considering the services that were expected to be provided by the Fund Advisers, at the Meeting and/or at prior meetings, the Board has recognized the comprehensive set of management, oversight and administrative services the Adviser and its affiliates provide to manage and operate the Nuveen funds in a highly regulated industry. As illustrative, these services include, but are not limited to, product management; investment oversight, risk management and securities valuation services; fund accounting and administration services; board support and administration services; compliance and regulatory oversight services; and legal support. The Board was aware, however, that services provided to ETFs may in some respects differ from those provided to other Nuveen funds. The Independent Board Members noted that the Adviser would oversee the Sub-Adviser, which was generally expected to provide portfolio advisory services to the Fund. In addition, the Independent Board Members recognized the relevant experience and expertise of the investment team expected to manage the Fund. In this regard, they noted that the portfolio managers that were expected to serve the Fund also serve as portfolio managers to certain other Nuveen ETFs.
Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under each Advisory Agreement were satisfactory.
B. Investment Performance
The Fund was new and, therefore, did not have its own performance history. The Independent Board Members, however, were familiar with the performance records of other Nuveen funds advised by the Adviser and noted that the Sub-Adviser manages other Nuveen ETFs. In addition, the Independent Board Members reviewed certain historical performance-related data pertaining to the Index as well as the Fund’s contemplated secondary indices (including (i) annualized returns for the year-to-date, 1- year, 3- year, 5- year and since inception (i.e., beginning April 30, 2012) periods as of September 30, 2018 and (ii) calendar year returns for 2013 through 2017).
C. Fees, Expenses and Profitability
1. Fees and Expenses
In evaluating the management fees and expenses that the Fund was expected to bear, the Independent Board Members considered, among other things, the Fund’s proposed unitary fee structure and its proposed net expense ratio in absolute terms as well as compared with the net expense ratios of comparable ETFs.
In considering the Fund’s proposed unitary fee structure, the Independent Board Members took into account the Adviser’s representation that unitary fee structures were generally common for ETFs. They noted that under this structure, the Fund would pay a fee to the Adviser and, in turn, the Adviser would be generally responsible for the fees incurred by the Fund (such as custody fees, transfer agency fees, index licensing fees, and stock exchange listing fees, as well as the fee paid to the Sub-Adviser), subject to certain exceptions (which included the management fee, any payments under the Trust’s distribution and service plan, interest expenses, taxes, acquired fund fees and expenses, expenses incurred in acquiring and disposing of portfolio securities, certain compensation expenses of the Fund’s chief compliance officer, fees and expenses of the Independent Board Members and their counsel, litigation expenses and extraordinary expenses). In this regard, the Independent Board Members were provided with estimates of the Fund’s anticipated expenses, including those that would be paid by the Adviser from the unitary fee and those that would be excluded from the unitary fee, to the extent available.
In addition, in considering the proposed unitary fee structure, the Independent Board Members took into account that the Adviser would bear the risk that certain of the Fund’s operating expenses would increase (but would also benefit if such expenses decrease) and the degree of expense stability that would be afforded to the Fund’s shareholders. Additionally, the Independent Board Members reviewed, among other things, the Fund’s proposed unitary fee as well as comparative data pertaining to net expense ratios of the Fund’s peers contained within the Morningstar cat-

egory that is expected to be applicable. The Independent Board Members noted that as compared to a peer group with unitary fees (taking into account the peers contained within the Morningstar category that is expected to be applicable), the proposed unitary fee to be charged to the Fund was below the median fee, average fee and weighted average fee for the peer group. Further, the Independent Board Members considered the proposed sub-advisory fee for the Fund, which, as noted above, will be paid by the Adviser out of its unitary fee.
Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s unitary fee was reasonable in light of the nature, extent and quality of services to be provided to the Fund.
2. Comparisons with the Fees of Other Clients
The Board considered that the Fund will pay a unitary fee, which will differ from most other investment companies advised by the Adviser which pay a variety of fees, such as the investment advisory fee; Rule 12b-1 fees, if any; transfer agency fees; custody fees; and other expenses. The Board believed the unitary fee structure is a benefit to shareholders as it clearly discloses the cost of owning Fund shares, shifts the risk of the costs of operating the Fund covered by the unitary fee to the Adviser, and provides an incentive to the Adviser to maximize administrative efficiencies. As noted, the Board considered the unitary fee to be paid by the Fund in comparison to the expense ratios of its peers contained within the Morningstar category that is expected to be applicable.
The Board has also noted at prior meetings that the Adviser and/or the Sub-Adviser provide services to other types of clients, which may include foreign investment companies offered by Nuveen and certain funds advised by the Sub-Adviser. In this regard, the Board has previously reviewed, among other things, the range of fees assessed for foreign investment companies offered by Nuveen and the management fees and expense ratios of certain funds advised by the Sub-Adviser in the TIAA-CREF family of funds. In addition to the comparative fee data, the Board has also reviewed, among other things, a description of the different levels of services provided to certain other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in fee schedules. The Board has further considered the differences in the passive management of Nuveen’s ETFs compared to the active management of other Nuveen funds, which have also contributed to differing management fee levels compared to the other Nuveen funds. In general, the Board has noted that the higher fee levels reflect higher levels of services provided by Nuveen, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of these factors. The Board has further considered that the Sub-Adviser’s fee is essentially for portfolio management services. The Board has concluded that varying levels of fees are justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
At the time of the Meeting, historical information regarding the costs of services provided by the Adviser to the Fund and the profitability of the Fund to the Adviser was not available as the Fund had not commenced operations and it was not possible to predict the effect on profitability of the Fund. The Independent Board Members, however, considered the estimated operating expenses to be paid by the Adviser pursuant to the unitary fee.
Further, at prior meetings, the Independent Board Members have considered Nuveen’s level of profitability for its advisory activities. In this regard, at prior meetings, the Independent Board Members have evaluated, among other things, Nuveen’s adjusted operating margins, gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services for 2017 and 2016. The Independent Board Members have also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2017 versus 2016. The Board has also noted that Nuveen launched its ETF product line in 2016 and has previously reviewed the revenues, expenses and operating margin from this product line.
In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members have also examined comparative profitability data reviewing, among other things, the revenues, expenses and adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition) for 2017 and as compared to their adjusted operating margins for 2016. The Independent Board Members, however, have recognized the difficulty in comparing the profitability of various fund managers given the limited public information available and the subjective nature of calculating profitability which may be affected by numerous factors, including the fund manager’s organizational structure, types of funds, other lines of business, methodology used to allocate expenses and cost of capital. Nevertheless, considering such limitations and based on the information provided, the Board has noted that Nuveen’s adjusted operating margins appeared reasonable when compared to the adjusted margins of the peers.
Aside from Nuveen’s profitability, the Board has recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board has also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2017 and 2016 calendar years to consider the financial strength of TIAA.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
In addition, the Independent Board Members have reviewed the Sub-Adviser’s revenues, expenses and pre-tax operating margins for its sub-advisory services to the applicable Nuveen funds for 2017.
In evaluating the reasonableness of the compensation, the Independent Board Members have also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board has noted that Nuveen’s and the Sub- Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members have recognized that, in general, as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized with respect to the management of the funds. In this regard, the Independent Board Members considered whether economies of scale were expected to be achieved as the Fund grows and whether any such economies of scale were expected to be shared with shareholders. Although the Independent Board Members have recognized that economies of scale are difficult to measure, they have noted that there are several methods that may be used in seeking to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements, and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. Most of the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and a complex-level component, each of which has a breakpoint schedule. Generally, the fund-level fee component declines as the assets of a particular fund grow. Pursuant to the complex-wide fee arrangement, generally, the complex-level fee component declines when eligible assets of the funds in the Nuveen complex combined grow.
Notwithstanding the foregoing, the Independent Board Members recognized that the unitary fee structure does not have breakpoints and that the Fund (like other Nuveen ETFs) would not participate in the complex-level fee program. However, the Independent Board Members acknowledged, at the Meeting and/or at prior meetings, that as ETFs were relatively new to the Nuveen fund family, there would be ongoing review with respect to the fee structure employed for these types of funds. They further recognized that although a unitary fee provides shareholders with a level of certainty with respect to the expenses of the Fund, the Adviser will benefit from any reductions in certain fixed costs associated with managing the Fund (although the Adviser also has the risk if such fixed costs rise).
In addition, at the Meeting and/or at prior meetings, the Independent Board Members have recognized the Adviser’s continued reinvestment in its business through, among other things, improvements in technology, additional staffing, product innovations and other organizational changes designed to expand or enhance the services provided to the benefit of all of the Nuveen funds.
Based on their review, the Independent Board Members concluded that the proposed unitary fee structure (which would not include breakpoints or participation in the complex-level fee program) was acceptable.
E. Indirect Benefits
The Independent Board Members considered information received at the Meeting and/or at prior meetings regarding other benefits that a Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. In addition, the Independent Board Members have considered whether the Sub-Adviser uses commissions paid by the applicable Nuveen funds on portfolio transactions to obtain research products and other services (“soft dollar transactions”) and considered that the Sub-Adviser would not benefit from formal soft dollar arrangements with respect to Fund portfolio transactions.
Based on their review, the Independent Board Members concluded that any indirect benefits expected to be received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.
F. Approval
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Investment Management Agreement and the Sub-Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services to be provided to the Fund and that the Investment Management Agreement and Sub-Advisory Agreement should be and were approved on behalf of the Fund.

Trustees and Officers
(Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of Trustees of the Funds is currently set at ten. None of the Trustees who are not “interested” persons of the Funds (referred to herein as “Independent Trustees”) has ever been a Trustee or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.
The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	2008	Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Fulcrum IT Services LLC (2010-2019); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	159
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, a private philanthropic corporation; Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	159

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	159
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions; formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation.	159
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; served on The President's Council, Fordham University (2010-2018); and previously was a Director of The Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011- 2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking-North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	159
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	159
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); Director, Cboe Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	159

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	159
Robert L. Young(2) 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	157

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Interested Trustee:
Margo L. Cook(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	President (since 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Executive Vice President (since 2017) of Nuveen, LLC; President, Global Products and Solutions (since 2017), and Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015) of Nuveen Securities, LLC; President (since 2017), formerly, Co-President (2016-2017), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	159

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years
Officers of the Funds:
Jordan M. Farris 1980 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2019	Managing Director (since 2017), formerly Vice President (2016-2017), Head of Product Management and Development, ETFs, Nuveen Securities, LLC; Director, Guggenheim Funds Distributors (2013-2016).
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management (since 2018).

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years
Diana R. Gonzalez 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management (2012-2017).
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.
Jacques M. Longerstaey 1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (from 2013-2019).
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
Jon Scott Meissner 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017), Co-General Counsel (since 2019) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Senior Vice President (2012-2017) and Associate General Counsel (since 2016), formerly, Assistant General Counsel (2008-2016) of Nuveen.
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
E. Scott Wickerham 1973 TIAA 730 Third Avenue New York, NY 10017	Vice President and Controller	2019	Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly, Managing Director; Senior Managing Director (since 2019), Nuveen Fund Advisors, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.
(1)          Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen fund complex.
(2)         Mr. Young was appointed as a Board Member of each of the Nuveen Funds except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
(3)         “Interested person” of the Trust, as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries.
(4)         Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen fund complex.

Notes

Notes

Notes

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/exchange-traded-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com    NAN-NSESG-1019D1032008-INV-Y-12/20

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that KPMG LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

Fiscal Year Ended October 31, 2019	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name *
Nuveen ESG International Developed Markets Equity ETF	18,350	0	0	0
Nuveen ESG Emerging Markets Equity ETF	18,350	0	0	0
Nuveen ESG Large-Cap ETF [5]	15,920	0	0	0
Nuveen ESG Large-Cap Growth ETF	15,920	0	0	0
Nuveen ESG Large-Cap Value ETF	15,920	0	0	0
Nuveen ESG Mid-Cap Growth ETF	15,920	0	0	0
Nuveen ESG Mid-Cap Value ETF	15,920	0	0	0
Nuveen ESG Small-Cap ETF	15,920	0	0	0

Total	$132,220	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

[5]	Fund commenced operations on June 4, 2019.
*	All funds were rebranded from Nushares to Nuveen on December 13, 2018.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen ESG International Developed Markets Equity ETF	0%	0%	0%	0%
Nuveen ESG Emerging Markets Equity ETF	0%	0%	0%	0%
Nuveen ESG Large-Cap ETF	0%	0%	0%	0%
Nuveen ESG Large-Cap Growth ETF	0%	0%	0%	0%
Nuveen ESG Large-Cap Value ETF	0%	0%	0%	0%
Nuveen ESG Mid-Cap Growth ETF	0%	0%	0%	0%
Nuveen ESG Mid-Cap Value ETF	0%	0%	0%	0%
Nuveen ESG Small-Cap ETF	0%	0%	0%	0%

Fiscal Year Ended October 31, 2018	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nushares ESG International Developed Markets Equity ETF	18,350	0	0	0
Nushares ESG Emerging Markets Equity ETF	18,350	0	0	0
Nushares ESG Large-Cap Growth ETF	15,920	0	0	0
Nushares ESG Large-Cap Value ETF	15,920	0	0	0
Nushares ESG Mid-Cap Growth ETF	15,920	0	0	0
Nushares ESG Mid-Cap Value ETF	15,920	0	0	0
Nushares ESG Small-Cap ETF	15,920	0	0	0

Total	$116,300	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nushares ESG International Developed Markets Equity ETF	0%	0%	0%	0%
Nushares ESG Emerging Markets Equity ETF	0%	0%	0%	0%
Nushares ESG Large-Cap Growth ETF	0%	0%	0%	0%
Nushares ESG Large-Cap Value ETF	0%	0%	0%	0%
Nushares ESG Mid-Cap Growth ETF	0%	0%	0%	0%
Nushares ESG Mid-Cap Value ETF	0%	0%	0%	0%
Nushares ESG Small-Cap ETF	0%	0%	0%	0%

Fiscal Year Ended October 31, 2019	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nushares ETF Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended October 31, 2018	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nushares ETF Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended October 31, 2019	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen ESG International Developed Markets Equity ETF	0	0	0	0
Nuveen ESG Emerging Markets Equity ETF	0	0	0	0
Nuveen ESG Large-Cap ETF	0	0	0	0
Nuveen ESG Large-Cap Growth ETF	0	0	0	0
Nuveen ESG Large-Cap Value ETF	0	0	0	0
Nuveen ESG Mid-Cap Growth ETF	0	0	0	0
Nuveen ESG Mid-Cap Value ETF	0	0	0	0
Nuveen ESG Small-Cap ETF	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended October 31, 2018	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nushares ESG International Developed Markets Equity ETF	0	0	0	0
Nushares ESG Emerging Markets Equity ETF	0	0	0	0
Nushares ESG Large-Cap Growth ETF	0	0	0	0
Nushares ESG Large-Cap Value ETF	0	0	0	0
Nushares ESG Mid-Cap Growth ETF	0	0	0	0
Nushares ESG Mid-Cap Value ETF	0	0	0	0
Nushares ESG Small-Cap ETF	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934 (the “Exchange Act”). The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report, the members of the audit committee are Jack B. Evans, William C. Hunter, John K. Nelson, Carole E. Stone, Chair and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nushares ETF Trust

By (Signature and Title)	/s/ Christopher M. Rohrbacher
Christopher M. Rohrbacher
Vice President and Secretary

Date: January 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jordan Farris
Jordan Farris
Chief Administrative Officer
(principal executive officer)

Date: January 8, 2020

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: January 8, 2020